As filed with the Securities and Exchange Commission on April 24, 1997 Registration No. 33-21754

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

POST-EFFECTIVE AMENDMENT NO. 12 TO
FORM S-6

FOR REGISTRATION UNDER THE SECURITIES ACT
OF 1933 OF SECURITIES OF UNIT INVESTMENT
TRUSTS REGISTERED ON FORM N-8B-2

PACIFIC SELECT EXEC SEPARATE ACCOUNT OF
PACIFIC MUTUAL LIFE INSURANCE COMPANY
(Exact Name of Registrant)

PACIFIC MUTUAL LIFE INSURANCE COMPANY
(Name of Depositor)

700 Newport Center Drive
P.O. Box 9000
Newport Beach, California  92660
(Address of Depositor's Principal Executive Office)
______________________________________________________________________________
Diane N. Ledger
Vice President
Pacific Mutual Life Insurance Company
700 Newport Center Drive
P.O. Box 9000
Newport Beach, California  92660
(Name and Address of Agent for Service of Process)

Copies to:
Jeffrey S. Puretz, Esq.
Dechert Price & Rhoads
1500 K Street, N.W., Suite 500
Washington, D.C.  20005
______________________________________________________________________________
It is proposed that this filing will become effective on May 1, 1997 pursuant to paragraph (b) of Rule 485.

Title of securities being registered: Interests in the Separate Account under flexible premium variable life insurance policies.


Filing fee:  None

The Registrant has registered an indefinite number of securities under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940, filed its Rule 24f-2 Notice for the fiscal year ended December 31, 1996 on February 27, 1997, and will file its Rule 24f-2 Notice for the fiscal year ending December 31, 1997, within the time period required by Section 24 of the Investment Company Act of 1940 and applicable regulations thereunder.

Pacific Select Exec Separate Account of Pacific Mutual
Life Insurance Company

CROSS-REFERENCE SHEET

Pursuant to Rule 404(c) of Regulation C
under the Securities Act of 1933

(Form N-8B-2 Items required by Instruction as to the Prospectus in Form S-6)


Form N-8B-2                                  Form S-6
Item Number                                  Heading in Prospectus

1.(a) Name of trust                          Prospectus front cover

(b) Title of securities issued               Prospectus front cover

2. Name and address of each depositor        Prospectus front cover

3. Name and address of trustee               N/A

4. Name and address of each principal        Pacific Mutual Life
   underwriter                               Insurance Company

5. State of organization of trust            Pacific Select Exec
                                             Separate Account

6. Execution and termination of trust        Pacific Select Exec
   agreement                                 Separate Account

7. Changes of name                           N/A

8. Fiscal year                               N/A

9. Litigation                                N/A

II. General Description of the Trust
and Securities of the Trust

10.(a) Registered or bearer
securities                                   The Policy

(b) Cumulative or distributive
securities                                   The Policy

(c) Conversion, transfer, etc.               Transfers, Surrenders,
                                             Withdrawals and
                                             Policy Loans;
                                             Surrender

(d) Periodic payment plan                    N/A

(e) Voting rights                            Voting on Fund Shares

(f) Notice to security holders               Confirmation Statements and Other
                                             Reports to Owners

(g) Consents required                        Disregard of Voting
                                             Instructions;
                                             Substitution of
                                             Investments

(h) Other provisions                         The Policy

11. Type of securities comprising
units                                        The Policy

12. Certain information regarding
periodic payment plan
certificates                                 N/A

13.(a) Load, fees, expenses, etc.            Charges and Deductions

(b) Certain information regarding
periodic payment plan
certificates                                 N/A

(c) Certain percentages                      Charges and Deductions

(d) Certain other fees, etc.                 Charges and Deductions

(e) Certain other profits or
benefits                                     The Policy

(f) Ratio of annual charges to
income                                       N/A

14. Issuance of trust's securities           The Policy

15. Receipt and handling of payments
from purchasers                              The Policy; Premiums

16. Acquisition and disposition of           Introduction; Pacific
underlying securities                        Select Exec Separate
                                             Account; The Policy

17. Withdrawal or redemption                 Transfers, Surrenders,
                                             Withdrawals and
                                             Policy Loans;
                                             Surrender

18.(a) Receipt, custody and dis-
position of income                           The Policy

(b) Reinvestment of
distributions                                N/A

(c) Reserves or special funds                N/A

(d) Schedule of distributions                N/A

19. Records, accounts and reports            Confirmation Statements and Other
                                             Reports to Owners

20. Certain miscellaneous provisions
of trust agreement:

(a) Amendment                                N/A

(b) Termination                              N/A

(c) and (d) Trustees, removal and
successor                                    N/A

(e) and (f) Depositors, removal
and successor                                N/A

21. Loans to security holders                Policy Loans

22. Limitations on liability                 N/A

23. Bonding arrangements                     N/A

24. Other material provisions of
trust agreement                              N/A

III. Organizations, Personnel and
Affiliated Persons of Depositor

25. Organization of depositor               Pacific Mutual Life
                                            Insurance Company

26. Fees received by depositor              See Items 13(a) and
                                            13(e)

27. Business of depositor                   Pacific Mutual Life
                                            Insurance Company

28. Certain information as to officials
and affiliated persons of                   More about Pacific
depositor                                   Mutual Life

29. Voting securities of depositor          N/A

30. Persons controlling depositor           N/A

31. Payments by depositor for certain
services rendered to trust                  N/A

32. Payments by depositor for certain
other services rendered to trust            N/A

33. Remuneration of employees of
depositor for certain services
rendered to trust                           Charges and Deductions

34. Remuneration of other persons
for certain services rendered
to trust                                    Charges and Deductions

IV. Distribution and Redemption of
Securities

35. Distribution of trust's securities
by states                                   N/A

36. Suspension of sales of trust's
securities                                  N/A

37. Revocation of authority to
distribute                                  N/A

38.(a) Method of distribution               Distribution of the
                                            Policy

(b) Underwriting agreements                 Distribution of the
                                            Policy

(c) Selling agreements                      Distribution of the
                                            Policy

39.(a) Organization of principal
underwriters                                See Item 25

(b) N.A.S.D. membership of
principal underwriters                      See Item 25

40. Certain fees received by principal      See Items 13(a) and
underwriters                                13(e)

41.(a) Business of each principal
underwriter                                 See Item 27

(b) Branch offices of each
principal underwriter                       N/A

(c) Salesmen of each principal
underwriter                                 N/A

42. Ownership of trust's securities
by certain persons                          N/A

43. Certain brokerage commissions
received by principal
underwriters                                N/A

44.(a) Method of valuation                  Determination of
                                            Accumulated Value

(b) Schedule as to offering
price                                       Charges and Deductions

(c) Variation in offering price
to certain persons                          Charges and Deductions

45. Suspension of redemption rights         Surrender

46.(a) Redemption valuation                 See Items 10(c) and (d)

(b) Schedule as to redemption
price                                       Surrender

47. Maintenance of position in
underlying securities                       The Pacific Select Fund

V. Information Concerning the
Trustee or Custodian

48. Organization and regulation of
trustee                                     N/A

49. Fees and expenses of trustees           N/A

50. Trustee's lien                          N/A

VI. Information Concerning Insurance of
Holders of Securities

51. Insurance of holders of trust's        Pacific Mutual Life
securities                                 Insurance Company;
                                           The Policy

52.(a) Provisions of trust agreement
with respect to selection or
elimination of under-                      Substitution of
lying securities                           Investments

(b) Transactions involving elimi-
nation of underlying                       Substitution of
securities                                 Investments

(c) Policy regarding substitution
or elimination of under-                   See Items 13(a) and
lying securities                           52(a)

(d) Fundamental policy not other-
wise covered                               N/A

53. Tax status of trust                    Federal Income Tax
                                           Considerations

VIII. Financial and Statistical Information

54. Trust's securities during last
ten years                                   N/A

55. N/A

56. Certain information regarding peri-
odic payment plan certificates              Premiums

57. N/A

58. N/A

59. Financial statements (Instruc-
tion 1(c) of "Instructions as
to the Prospectus" of Form
S-6)                                        Financial Statements

                        [LOGO OF PACIFIC SELECT EXEC]
                                Flexible Premium
                            Variable Universal Life

                                PROSPECTUSES FOR

                              PACIFIC SELECT EXEC

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                                   ISSUED BY

                     PACIFIC MUTUAL LIFE INSURANCE COMPANY

                             DATED MAY 1, 1997

                                --------------

                              PACIFIC SELECT FUND

                             DATED MAY 1, 1997

                                           PROSPECTUS

                                       PACIFIC SELECT EXEC

                                 FLEXIBLE PREMIUM VARIABLE LIFE
                                        INSURANCE POLICY

                                  ISSUED BY PACIFIC MUTUAL LIFE
                                        INSURANCE COMPANY
                                    700 NEWPORT CENTER DRIVE
                                 NEWPORT BEACH, CALIFORNIA 92660
           LOGO                          1-800-800-7681
OF PACIFIC SELECT EXEC

  This prospectus describes Pacific Select Exec--a Flexible Premium Variable Life Insurance Policy (individually, the "Policy," and collectively, the "Policies") offered by Pacific Mutual Life Insurance Company ("Pacific Mutual Life," "we," "us," or "our"). The Policy, for so long as it remains in force, provides lifetime insurance protection on the Insured named in the Policy through the Maturity Date. The Policy is designed to provide maximum flexibility in connection with premium payments and death benefits by permitting the Policyholder ("Policy Owner," "Owner," "you" or "your"), subject to certain restrictions, to vary the frequency and amount of premium payments and to increase or decrease the death benefit payable under the Policy. This flexibility allows you to provide for changing insurance needs under a single insurance policy. A Policy may also be surrendered for its Cash Surrender Value less outstanding Policy Debt.

  Net premium payments may be allocated at your discretion to one or more of the Investment Options available to you. Each of the Variable Investment Options ("Variable Account") is a subaccount of our separate account called the Pacific Select Exec Separate Account (the "Separate Account"). Any portion of a net premium allocated to one or more of the Variable Accounts available to you invests in the corresponding portfolios of the Pacific Select Fund (the "Fund"):

       Money Market Portfolio                 Equity Income Portfolio
       High Yield Bond Portfolio              Multi-Strategy Portfolio
       Managed Bond Portfolio                 Equity Portfolio
       Government Securities Portfolio        Bond and Income Portfolio
       Growth Portfolio                       Equity Index Portfolio
       Aggressive Equity Portfolio            International Portfolio
       Growth LT Portfolio                    Emerging Markets Portfolio.

  A fixed option called the Fixed Account is also available. Your Accumulated Value in the Fixed Account will accrue interest at an interest rate that is guaranteed by us. This prospectus generally describes only the portion of the Policy involving the Separate Account. For a brief summary of the Fixed Account, see "The Fixed Account," page 33.

  To the extent that all or a portion of net premium payments are allocated to the Separate Account, the Accumulated Value under the Policy will vary based upon the investment performance of the Variable Accounts to which the Accumulated Value is allocated. No minimum amount of Accumulated Value is guaranteed.

  The Policy also permits you to choose from two death benefit options: under one option, the death benefit remains fixed at the Face Amount you choose (or, if greater, it equals Accumulated Value multiplied by a certain percentage) (Option A); under the other option, the death benefit equals the Face Amount plus Accumulated Value (or, if greater, Accumulated Value multiplied by a certain percentage) (Option B). Under the latter option, the death benefit will vary daily with the investment performance of the Variable Accounts for any Owner who has allocated Accumulated Value to the Variable Accounts. Under either option, for so long as the Policy remains in force, the death benefit will never be less than the current Face Amount.

  It may not be advantageous to replace existing insurance with the Policy. The Policy may be returned according to the terms of its Free-Look Right (see "Right to Examine a Policy--Free-Look Right," page 23).

                                --------------

THESE SECURITIES HAVE  NOT BEEN APPROVED OR DISAPPROVED BY  THE SECURITIES AND
 EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
  CRIMINAL OFFENSE.

                                --------------

  THIS PROSPECTUS IS ACCOMPANIED BY THE CURRENT PROSPECTUS FOR THE PACIFIC SELECT FUND. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

                            DATE: MAY 1, 1997

  THE POLICY IS NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN AS CONTAINED IN THIS PROSPECTUS, THE FUND'S PROSPECTUS OR THE STATEMENT OF ADDITIONAL INFORMATION OF THE FUND OR ANY SUPPLEMENT THERETO.

                               TABLE OF CONTENTS

                                                                            PAGE
IMPORTANT TERMS............................................................   4
SUMMARY OF THE POLICY......................................................   5
  Purpose Of The Policy....................................................   5
  Policy Values............................................................   5
  The Death Benefit........................................................   5
  Premium Features.........................................................   5
  Investment Options.......................................................   6
  Transfer Of Accumulated Value............................................   6
  Policy Loans.............................................................   6
  Free-Look Right..........................................................   7
  Surrender Right..........................................................   7
  Preferred And Partial Withdrawal Benefits................................   7
  Charges and Deductions...................................................   7
  Fund Annual Expenses After Expense Limitation............................   9
  Tax Treatment of Increases In Accumulated Value..........................  10
  Tax Treatment Of Death Benefit...........................................  10
  Contacting Pacific Mutual Life and Timing of Transactions................  10
INFORMATION ABOUT PACIFIC MUTUAL LIFE, THE SEPARATE ACCOUNT
 AND THE FUND..............................................................  11
  Pacific Mutual Life Insurance Company....................................  11
  Pacific Select Exec Separate Account.....................................  12
  The Pacific Select Fund..................................................  12
  The Investment Adviser and Portfolio Managers............................  13
THE POLICY.................................................................  14
  Application For A Policy.................................................  14
  Premiums.................................................................  14
  Allocation Of Net Premiums...............................................  15
  Portfolio Rebalancing....................................................  16
  Dollar Cost Averaging Option.............................................  16
  Transfer Of Accumulated Value............................................  17
  Death Benefit............................................................  17
  Changes in Death Benefit Option..........................................  18
  Changes In Face Amount...................................................  19
  Policy Values............................................................  20
  Determination Of Accumulated Value.......................................  20
  Policy Loans.............................................................  21
  Benefits At Maturity.....................................................  22
  Surrender................................................................  22
  Preferred And Partial Withdrawal Benefits................................  22
  Right To Examine A Policy--Free-Look Right...............................  23
  Lapse....................................................................  23
  Reinstatement............................................................  24
CHARGES AND DEDUCTIONS.....................................................  24
  Premium Load.............................................................  24
  Deductions From Accumulated Value........................................  24
  Surrender Charge.........................................................  26
  Corporate and Other Purchasers...........................................  27
  Other Charges............................................................  27
  Guarantee Of Certain Charges.............................................  27

                                                                            PAGE
OTHER INFORMATION..........................................................  27
  Federal Income Tax Considerations........................................  27
  Charge For Our Income Taxes..............................................  30
  Voting Of Fund Shares....................................................  30
  Disregard Of Voting Instructions.........................................  31
  Confirmation Statements and Other Reports To Owners......................  31
  Substitution Of Investments..............................................  31
  Changes To Comply With Law...............................................  32
PERFORMANCE INFORMATION....................................................  32
THE FIXED ACCOUNT..........................................................  33
  General Description......................................................  33
  Death Benefit............................................................  33
  Policy Charges...........................................................  33
  Transfers, Surrenders, Withdrawals, And Policy Loans.....................  34
MORE ABOUT THE POLICY......................................................  34
  Ownership................................................................  34
  Beneficiary..............................................................  34
  Exchange Of Insured......................................................  35
  The Contract.............................................................  35
  Payments.................................................................  35
  Assignment...............................................................  35
  Errors On The Application................................................  36
  Incontestability.........................................................  36
  Payment In Case Of Suicide...............................................  36
  Participating............................................................  36
  Policy Illustrations.....................................................  36
  Payment Plan.............................................................  36
  Optional Insurance Benefits and Other Policies...........................  37
  Life Insurance Retirement Plans..........................................  37
  Risks of Life Insurance Retirement Plans.................................  38
  Distribution Of The Policy...............................................  38
MORE ABOUT PACIFIC MUTUAL LIFE.............................................  39
  Management...............................................................  39
  State Regulation.........................................................  41
  Telephone Transfer and Loan Privileges...................................  41
  Legal Proceedings........................................................  42
  Legal Matters............................................................  42
  Registration Statement...................................................  42
  Independent Auditors.....................................................  42
  Financial Statements.....................................................  42
APPENDIX...................................................................  82
ILLUSTRATIONS..............................................................  83

                                IMPORTANT TERMS

Accumulated Value--The total value of the amounts in the Investment Options for the Policy as well as any amount set aside in the Loan Account, including any accrued earned interest, as of any Valuation Date.
Age--The Insured's age as of his or her nearest birthday as of the Policy Date, increased by the number of complete Policy Years elapsed.

Beneficiary--The person or persons named by you in the application or by proper later designation to receive the death benefit proceeds upon the death of the Insured.
Cash Surrender Value--The Accumulated Value less the surrender charge.
Face Amount--The minimum death benefit for so long as the Policy remains in force. The Face Amount may be increased or decreased under certain circumstances.

Fixed Account--An account that is part of our General Account to which all or a portion of net premium payments may be allocated for accumulation at a fixed rate of interest (which may not be less than 4.0%) declared by us.
General Account--All of our assets other than those allocated to the Separate Account or to any of our other segregated separate accounts.
Home Office--The Policy Benefits and Services Department at our main office at 700 Newport Center Drive, Newport Beach, California 92660.
Insured--The person upon whose life the Policy is issued and whose death is the contingency upon which the death benefit proceeds are payable.
Investment Option--A Variable Account or the Fixed Account.

Loan Account--An account to which amounts are transferred from the Investment Options as collateral for Policy loans.
Maturity Date--The Policy Anniversary on which the Insured is Age 95.
Monthly Payment Date--The day each month on which the monthly deduction is due against the Accumulated Value. The first Monthly Payment Date is the Policy Date.
Net Cash Surrender Value--The Cash Surrender Value less Policy Debt.
Planned Periodic Premium--The premium determined by you as a level amount planned to be paid at fixed intervals over a specified period of time.
Policy Date--The date used to determine the Monthly Payment Date, Policy Months, Policy Years, and Policy Monthly, Quarterly, Semi-annual and Annual Anniversaries. It is usually the date the initial premium is received at our Home Office, although it will never be the 29th, 30th, or 31st of any month. The term "Issue Date" is substituted for Policy Date with respect to Policies issued to residents of the Commonwealth of Massachusetts.

Policy Debt--The unpaid Policy loan balance including accrued loan interest charged.

Policyholder, Policy Owner, Owner, you, or your--The person who owns the Policy. The Policy Owner will be the Insured unless otherwise stated in the application. If your Policy has been absolutely assigned, the assignee becomes the Owner. A collateral assignee is not the Owner.
Sales Surrender Target--The maximum amount of premiums paid against which the sales surrender charge may be applied. The Sales Surrender Target is equal to the premium that would be payable under a Policy for one year if a Policy Owner were to pay level annual premiums for the life of the Policy, taking into account certain Policy charges including the premium load, the guaranteed cost of insurance rates, and the mortality and expense risk charge, and assuming net investment earnings at an annual rate of 5%.

Valuation Date--Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading and on which our administrative offices are open. The New York Stock Exchange is closed on weekends and on: New Year's Day, Presidents' Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day, and Christmas Day. Our administrative offices are normally not open on the following: the Monday before New Year's Day, July Fourth, or Christmas Day if any of these holidays falls on a Tuesday; the Tuesday before Christmas Day if that holiday falls on a Wednesday; the Friday after New Year's Day, July Fourth or Christmas Day if any of these holidays falls on a Thursday; and the Friday after Thanksgiving. If any transaction or event called for under a Policy is scheduled to occur on a day that is not a Valuation Date, such transaction or event will be deemed to occur on the next following Valuation Date unless otherwise specified.
Valuation Period--The period that starts at the close of a Valuation Date and ends at the close of the next succeeding Valuation Date.

Variable Account--A separate account of ours or a subaccount of such a separate account, which is used only to support the variable death benefits and policy values of variable life insurance policies, and the assets of which are segregated from our General Account and our other separate accounts. The Pacific Select Exec Separate Account serves as the funding vehicle for the Policies. The Money Market Variable Account, High Yield Bond Variable Account, Managed Bond Variable Account, Government Securities Variable Account, Growth Variable Account, Aggressive Equity Variable Account, Growth LT Variable Account, Equity Income Variable Account, Multi-Strategy Variable Account, Equity Variable Account, Bond and Income Variable Account, Equity Index Variable Account, International Variable Account, and Emerging Markets Variable Account are all subaccounts of the Pacific Select Exec Separate Account.

                             SUMMARY OF THE POLICY

  This summary is intended to provide a brief overview of the more significant aspects of the Policy. Further detail is provided in this prospectus and in the Policy. Unless the context indicates otherwise, the discussion in this summary and the remainder of the prospectus relates to the portion of the Policy involving the Separate Account. The Fixed Account is briefly described under "The Fixed Account," on page 33 and in the Policy.

PURPOSE OF THE POLICY

  The Policy offers you insurance protection on the life of the Insured through the Maturity Date for so long as your Policy is in force. Like traditional fixed life insurance, your Policy provides for a death benefit equal to its Face Amount, accumulation of cash value, and surrender and loan privileges. Unlike traditional fixed life insurance, your Policy offers a choice of investment alternatives and an opportunity for your Policy's Accumulated Value and, if elected by you and under certain circumstances, its death benefit to grow based on investment results. The Policy is a flexible premium policy, so that, unlike many other insurance policies and subject to certain limitations, you may choose the amount and frequency of premium payments.

POLICY VALUES

  You may allocate net premium payments among the various Investment Options available to you.

  You bear the investment risk on that portion of your net premiums and Accumulated Value allocated to the Variable Accounts. The death benefit may or may not increase or decrease depending upon several factors, including the death benefit option you select, although the death benefit will never decrease below the Face Amount provided your Policy is in force. There is no guarantee that your Policy's Accumulated Value and death benefit will increase.

  Your Policy will remain in force until the earliest of the Maturity Date, the death of the Insured, lapse, or a full surrender of your Policy.

THE DEATH BENEFIT

  You may elect one of two Options to calculate the amount of death benefit payable under the Policy. Under Option A, the death benefit will be equal to the Face Amount of the Policy or, if greater, Accumulated Value multiplied by a death benefit percentage. Under Option B, the death benefit will be equal to the Face Amount of the Policy plus the Accumulated Value (determined as of the date of the Insured's death) or, if greater, Accumulated Value multiplied by a death benefit percentage. Owners seeking to have favorable investment performance reflected in increasing Accumulated Value should choose Option A; Owners seeking to have favorable investment performance reflected in increasing insurance coverage should choose Option B. You may change the death benefit option subject to certain conditions. See "Death Benefit" and "Changes in Death Benefit Option," pages 17 and 18, respectively.

PREMIUM FEATURES

  We require you to pay an initial premium equal to at least 25% of an annual premium that will be estimated by us. Thereafter, subject to certain limitations, you may choose the amount and frequency of premium payments. The Policy, therefore, provides you with the flexibility to vary premium payments to reflect varying financial conditions.

  When applying for a Policy, you will determine a Planned Periodic Premium that provides for the payment of level premiums over a specified period of time. You will receive a premium reminder notice or listbill for multiple policies on an annual, semi-annual, or quarterly basis, or if a listbill, a monthly basis, at your option; however, you are not required to pay Planned Periodic Premiums. Premiums may be paid monthly under the

Uni-check electronic funds transfer plan where you authorize us to withdraw premiums from your checking account each month. The minimum initial premium required must be paid before the Uni-check plan will be accepted by us.

  The amount, frequency, and period of time over which you pay premiums may affect whether or not the Policy will be classified as a modified endowment contract, which is a type of life insurance contract subject to different tax treatment for certain pre-death distributions. For more information on the tax treatment of life insurance contracts, including those classified as modified endowment contracts, see "Federal Income Tax Considerations," page 27.

  Payment of the Planned Periodic Premiums will not guarantee that a Policy will remain in force. Instead, the duration of the Policy depends upon the Policy's Accumulated Value. Even if Planned Periodic Premiums are paid, the Policy will lapse any time Accumulated Value less Policy Debt is insufficient to pay the current monthly deduction and a Grace Period expires without sufficient payment. Any premium payment must be for at least $50. We also may reject or limit any premium payment that would result in an immediate increase in the net amount at risk under the Policy, although such a premium may be accepted with satisfactory evidence of insurability.

INVESTMENT OPTIONS

  You may choose to allocate net premium payments to one or more of the Investment Options available to you.

  The Variable Accounts available to you invest in portfolios of a mutual fund which offers you the opportunity to direct us to invest in diversified portfolios of stocks, bonds, money market instruments, or a combination of these securities, or in securities of foreign issuers. Each of the available Variable Accounts invests exclusively in shares of a designated Portfolio of the Fund. Each of the Portfolios of the Fund, shown in the chart on page 13, has a different investment objective or objectives. See "The Pacific Select Fund," page 12.

  You may also allocate all or a portion of net premium payments and transfer Accumulated Value to the Fixed Account. We guarantee that the Accumulated Value allocated to the Fixed Account will be credited interest monthly at a rate equivalent to an effective annual rate of 4%, and may in our sole discretion pay interest in excess of the guaranteed amount. See "The Fixed Account," page 33.

TRANSFER OF ACCUMULATED VALUE

  You may transfer Accumulated Value among the Variable Accounts, and, subject to certain other limitations, between the Variable Accounts and the Fixed Account. Transfers may be made by telephone if an Authorization For Telephone Requests has been properly completed, signed and filed at our Home Office. See "Transfer of Accumulated Value," page 17.

POLICY LOANS

  You may borrow from us an amount up to the greater of (1) 90% of your Policy's Accumulated Value allocated to the Variable Accounts and 100% of Accumulated Value allocated to the Fixed Account, less any surrender charges that would have been imposed if your Policy were surrendered on the date the loan is taken, or (2) 100% of the product of (a X b/c - d) where (a) equals your Policy's Accumulated Value less any surrender charge that would be imposed if your Policy were surrendered on the date the loan is taken and less 12 times the current monthly deduction; (b) equals 1 plus the annual loan interest rate credited; (c) equals 1 plus the annual loan interest rate currently charged; and (d) equals any existing Policy Debt. The minimum loan is $500 ($200 in Connecticut, $250 in Oregon). Your Policy will be the only security required for a loan. See "Policy Loans," page 21.

  The amount of any Policy Debt is subtracted from the death benefit or from your Cash Surrender Value upon surrender. See "Policy Loans," page 21. Your Policy will lapse when Accumulated Value less Policy Debt is insufficient to cover the current monthly deduction on a Monthly Payment Date, and a Grace Period expires without a sufficient premium or repayment of Policy Debt.

FREE-LOOK RIGHT

  You may return the Policy within the Free-Look Period, which is usually 10 days after you receive it (15 days in Colorado, 20 days in North Dakota, and 30 days if you reside in California and are age 60 or older), or 45 days after the application for the Policy is signed, whichever is latest. However, in Pennsylvania you have a different Free-Look Right, under which your Policy may be returned only within 10 days after you receive it. During the Free-Look Period, net premiums will be allocated to the Money Market Variable Account, which invests in the Money Market Portfolio of the Fund. See "Allocation of Net Premiums," page 15.

SURRENDER RIGHT

  You can surrender the Policy during the life of the Insured and receive its Net Cash Surrender Value, which is equal to the Accumulated Value less the surrender charge and less any outstanding Policy Debt.

PREFERRED AND PARTIAL WITHDRAWAL BENEFITS

  Two partial surrender benefits are available under the Policy. The first, the Preferred Withdrawal Benefit, permits one withdrawal of Net Cash Surrender Value per year. The portion of a Preferred Withdrawal of up to 10% of the sum of your total premium payments will not reduce the Face Amount under your Policy. Any excess withdrawal amount will affect the Face Amount under a Policy in the same manner as a Partial Withdrawal. This benefit is available on your first Policy Anniversary until the 15th Policy Anniversary. The second partial surrender benefit, the Partial Withdrawal Benefit, is available on and after the 15th Policy Anniversary. Under this Benefit, you may make "Partial Withdrawals" of Net Cash Surrender Value. A Partial Withdrawal may decrease the Face Amount on a Policy on which the Owner has elected death benefit Option A, and will decrease the death benefit if the death benefit is greater than the Face Amount under either Option A or B. See "Preferred and Partial Withdrawal Benefits," page 22.

  Among other restrictions, both Preferred and Partial Withdrawals must be for a least $500, and the Policy's Net Cash Surrender Value after the withdrawal must be at least $500. No surrender charge will be assessed upon a Preferred or Partial Withdrawal.

CHARGES AND DEDUCTIONS

 Premium Load
  A premium load is deducted from each premium payment under your Policy prior to allocation of the net premium to your Accumulated Value. The premium load consists of the following items:

  --A sales load equal to 4% of each premium paid during the first ten Policy Years and 2% of each premium paid thereafter. (For information on the sales surrender charge, see page 26.)

  --A state and local premium tax charge equal to 2.35% of each premium paid.

 Deductions from Accumulated Value

  A charge called the monthly deduction is deducted from a Policy's Accumulated Value on each Monthly Payment Date. The monthly deduction consists of the following items:

  --Cost of Insurance: This monthly charge compensates us for providing life insurance coverage for the Insured. The amount of the charge is equal to a current cost of insurance rate multiplied by the net amount at risk under a Policy at the beginning of the Policy Month.

  --Administrative Charge. A monthly administrative charge is deducted equal to $25 in each of the first 12 Policy Months and, after the first Policy Year, is equal to $7.50 per month for Face Amounts of less than $100,000, and $5.00 per month for Face Amounts of $100,000 or more. This charge is guaranteed not to exceed $25 in each of the first 12 Policy Months and $10.00 per month thereafter.

  --Mortality and Expense Risk Charge: A monthly charge is deducted for mortality and expense risks we assume. During the first ten Policy Years, this charge is equal to .000625 multiplied by a Policy's Accumulated Value less any amount in the Loan Account, which is equivalent to an annual rate of .75% of Accumulated Value less any amount in the Loan Account. After the tenth Policy Year, the charge is equal to .000208333 multiplied by a Policy's Accumulated Value less any amount in the Loan Account, which is equivalent to an annual rate of .25% of Accumulated Value less any amount in the Loan Account.

  --Optional Insurance Benefits Charges: The monthly deduction will include charges for any optional insurance benefits added to the Policy by Rider.

  A death benefit change charge, if applicable, will also be deducted from your Accumulated Value. If you request and we accept an increase in Face Amount or a change in death benefit option from Option A to Option B, a charge of $100 will be deducted from Accumulated Value on the effective date of the increase or option change to cover processing costs.

 Surrender Charge

  Pacific Mutual will assess a surrender charge against Accumulated Value upon surrender of a Policy until the tenth Policy Anniversary. The surrender charge consists of two charges: an underwriting surrender charge and a sales surrender charge.

  --Underwriting Surrender Charge: The underwriting surrender charge is equal to a specified amount that varies with the Age of the Insured for each $1,000 of a Policy's initial Face Amount in accordance with a schedule shown on page 25. The amount of the charge remains level for five Policy Years. After the fifth Policy Year, the charge decreases by 1.666% per month until it reaches zero at the end of the 120th Policy Month.

  --Sales Surrender Charge: The sales surrender charge is equal to 26% of the lesser of the premiums paid under the Policy or a maximum amount that is called the Sales Surrender Target. The Sales Surrender Target is an estimation of an annual premium that you would pay based upon the Age of the Insured and the Face Amount on the Policy Date. After the fifth Policy Year, the charge decreases from its maximum by 1.666% per month until it reaches zero at the end of the 120th Policy Month.

  The operating expenses of the Separate Account are paid by us. For a description of these charges, see "Charges and Deductions," page 24.

FUND ANNUAL EXPENSES AFTER EXPENSE LIMITATION (as a percentage of each Portfolio's average daily net assets)

  Investment advisory fees and operating expenses for the Fund are paid by the Fund. Fund expenses are not specified under the terms of the Policy, and they may vary from year to year.

                                                      ADVISORY  OTHER    TOTAL
                                                        FEE    EXPENSES EXPENSES
                                                      -------- -------- --------
Money Market Portfolio...............................   .40%     .08%     .48%
High Yield Bond Portfolio............................   .60%     .10%     .70%
Managed Bond Portfolio...............................   .60%     .09%     .69%
Government Securities Portfolio......................   .60%     .10%     .70%
Growth Portfolio.....................................   .65%     .09%     .74%
Aggressive Equity Portfolio..........................   .80%     .15%     .95%
Growth LT Portfolio..................................   .75%     .10%     .85%
Equity Income Portfolio..............................   .65%     .08%     .73%
Multi-Strategy Portfolio.............................   .65%     .11%     .76%
Equity Portfolio.....................................   .65%     .08%     .73%
Bond and Income Portfolio............................   .60%     .09%     .69%
Equity Index Portfolio...............................   .21%     .08%     .29%
International Portfolio..............................   .85%     .21%    1.06%
Emerging Markets Portfolio...........................  1.10%    1.05%    2.15%

  The expenses listed for the Fund Portfolios reflect expenses for the year ended December 31, 1996, adjusted to reflect a decrease in fees for certain operating expenses. The Aggressive Equity and Emerging Markets Portfolios did not begin operations until April 1, 1996 and their "other expenses" are on an annualized basis and reflect the policy adopted by us as Investment Adviser to the Fund, to waive its fees or otherwise reimburse expenses so that operating expenses (exclusive of advisory fees, additional custodial fees associated with holding foreign securities, foreign taxes on dividends, interest or capital gains, and extraordinary expenses) are not greater than 0.25% of average daily net assets per year. We began the policy in 1989 and intend to continue this policy until at least December 31, 1998. In the absence of this policy, such expenses for the Emerging Markets Portfolio would have exceeded this expense cap in 1996 and total adjusted expenses would have been approximately 2.22% on an annualized basis. No reimbursement to the other Portfolios was necessary for the Fund's fiscal year 1996. There can be no assurance that the expense reimbursement arrangement will continue after December 31, 1998, and any unreimbursed expenses would be reflected in the Policy Owner's Accumulated Value and in some instances, the death benefit. Actual total expenses after reimbursement and before the adjustment for the year ended December 31, 1996, were: Money Market Portfolio--0.50%; High Yield Bond Portfolio--0.71%; Managed Bond Portfolio--0.71%; Government Securities Portfolio--0.72%; Growth Portfolio--0.76%; Aggressive Equity Portfolio (annualized)--1.02%; Growth LT Portfolio--0.87%; Equity Income Portfolio--0.75%; Multi-Strategy Portfolio-- 0.78%; Equity Portfolio--0.74%; Bond and Income Portfolio--0.71%; Equity Index Portfolio--0.31%; International Portfolio--1.07%; and Emerging Markets Portfolio (annualized) --2.18%.

  The Fund's expenses are assessed at the Fund level and are not direct charges against the Variable Accounts or the Policy's Accumulated Value. These expenses are taken into account in computing each Portfolio's per share net asset value, which in turn is used to compute the corresponding Variable Account's Accumulation Unit Value. The Fund's investment advisory fees and operating expenses are more fully described in the Fund's prospectus, which accompanies this Prospectus.

TAX TREATMENT OF INCREASES IN ACCUMULATED VALUE

  We believe that the Accumulated Value under the Policy is currently subject to the same federal income tax treatment as the cash value under traditional fixed life insurance. Therefore, generally you will not be deemed to be in constructive receipt of your Accumulated Value unless and until you are deemed to be in receipt of a distribution from your Policy. For information on the tax treatment of the Policy and on the tax treatment of a surrender, a Preferred or Partial Withdrawal, or a Policy loan, see "Federal Income Tax Considerations," page 27.

TAX TREATMENT OF DEATH BENEFIT

  We believe that the death benefit under the Policy is currently subject to federal income tax treatment consistent with that of traditional fixed life insurance. Therefore, generally the death benefit will be fully excludable from the gross income of the Beneficiary under the Internal Revenue Code. See "Federal Income Tax Considerations," page 27.


CONTACTING PACIFIC MUTUAL LIFE AND TIMING OF TRANSACTIONS

  All written requests, notices, and forms required by the Policies, and any questions or inquiries should be directed to our Policy Benefits and Services Department at 700 Newport Center Drive, P.O. Box 7500, Newport Beach, California 92658-7500.

  The effective date of certain notices or of instructions is determined by the date and time on which we "receive" the notice or instructions. Unless otherwise stated, we "receive" this information only when it arrives "properly completed" at our Home Office. Premium payments after your initial premium payment, transfer requests, loan requests, loan repayments, and withdrawal requests we receive before 4:00 p.m. Eastern time (or the close of the New York Stock Exchange, if earlier) will normally be effective as of the end of the Valuation Date that we receive them "properly completed," unless the transaction or event is scheduled to occur on another day. Transactions are effected as of the end of the Valuation Date on which they are effective. "Properly completed" may require, among other things, a signature guarantee or other verification of authenticity. We do not generally require a signature guarantee unless it appears that your signature may have changed over time or due to other circumstances. Requests regarding death benefits must be accompanied by both proof of death and instructions regarding payment satisfactory to us. You should call your registered representative or us if you have questions regarding the required form of a request.

INFORMATION ABOUT PACIFIC MUTUAL LIFE, THE SEPARATE ACCOUNT, AND THE FUND

PACIFIC MUTUAL LIFE INSURANCE COMPANY

  We are a mutual life insurance company organized under the laws of the State of California. We were authorized to conduct business as a life insurance company on January 2, 1868, as Pacific Mutual Life Insurance Company of California, and were reincorporated under our present name on July 22, 1936.

  We offer a complete line of life insurance policies and annuity contracts, as well as financial and retirement services. We are admitted to do business in the District of Columbia, and in all states except New York. As of the end of 1996, we had over $50.8 billion of individual life insurance in force and total admitted assets of $21.2 billion. We have been ranked according to admitted assets as the 23rd largest insurance carrier in the nation for 1995. Together with our subsidiaries and affiliated enterprises, we had total assets and funds under management of over $136.7 billion.

  On April 21, 1997, the Board of Directors of Pacific Mutual Life Insurance Company approved a Plan of Conversion ("Plan") under which Pacific Mutual Life would convert from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company. This transaction is intended to result in a corporate structure that provides, among other things, better access to external sources of capital. Under the Plan, upon the conversion, the insurance company would issue voting stock to a newly-formed stock holding company called Pacific LifeCorp, and all of Pacific LifeCorp's initially issued voting stock would be owned by a newly-created mutual holding company called Pacific Mutual Holding Company. It is anticipated that Pacific LifeCorp could, subsequent to the conversion, offer shares of its stock publicly or privately; however Pacific Mutual Holding Company must always hold at least 51% of the voting stock of Pacific LifeCorp. Pacific LifeCorp would always own 100% of the voting stock of the insurance company. No plans have been formulated to issue any shares of capital stock or debt securities of Pacific LifeCorp at this time.

  Since Pacific Mutual Life currently is a mutual life insurance company, owners ("policyholders") of Pacific Mutual Life's annuity contracts and life insurance policies ("policies") have certain membership interests in Pacific Mutual Life consisting principally of the right to vote on the election of the Board of Directors and on other matters and certain rights upon liquidation or dissolution of Pacific Mutual Life. Under the Plan, policyholders continue to be policyholders in the same insurance company, but would no longer have a membership interest in the insurance company; rather, policyholders would have membership interests in Pacific Mutual Holding Company. These interests in the mutual holding company would be substantially the same as the membership interests that policyholders have in Pacific Mutual Life prior to the conversion, consisting principally of the right to vote on the election of the Board of Directors and on other matters and certain rights upon liquidation or dissolution of Pacific Mutual Holding Company. After the conversion, persons who acquire policies from the insurance company would automatically be members in Pacific Mutual Holding Company. The conversion will not, in any way, increase premium payments or reduce policy benefits, values, guarantees or other policy obligations to policyholders. The Plan is subject to approval by Pacific Mutual Life's policyholders and the consent of the Insurance Commissioner of California, among other approvals and conditions. If the necessary approvals are obtained and conditions met, the conversion could occur in 1997. Under the Plan, the insurance company's name will change to Pacific Life Insurance Company.

  The principal underwriter for the Policies is Pacific Mutual Distributors, Inc. ("PMD"), one of our wholly-owned subsidiaries. PMD is registered as a broker-dealer with the Securities and Exchange Commission ("SEC").

PACIFIC SELECT EXEC SEPARATE ACCOUNT

  The Separate Account is a separate investment account of ours used only to support the variable death benefits and policy values of variable life insurance policies. The Separate Account supports the Policies as well as other variable life insurance policies issued by us. The assets in the Separate Account are kept separate from our General Account assets and our other separate accounts.

  We own the assets in the Separate Account and are required to maintain sufficient assets in the Separate Account to meet anticipated obligations of the insurance policies funded by the Account. The Separate Account is divided into subaccounts called Variable Accounts. The income, gains, or losses, realized or unrealized, of each Variable Account are credited to or charged against the assets held in the Variable Account without regard to our other income, gains, or losses. Assets in the Separate Account attributable to the reserves and other liabilities under the variable life insurance policies funded by the Separate Account are not chargeable with liabilities arising from any other business that we conduct. However, we may transfer to our General Account any assets which exceed anticipated obligations of the Separate Account. All obligations arising under the Policy are our general corporate obligations. We may accumulate in the Separate Account proceeds from various Policy charges and investment results applicable to those assets.

  The Separate Account was established on May 12, 1988 under California law under the authority of our Board of Directors. The Separate Account is registered as a unit investment trust with the SEC. Such registration does not involve any supervision by the SEC of the administration or investment practices or policies of the Account.

  Each Variable Account invests exclusively in shares of a designated Portfolio of the Fund. We may in the future establish additional Variable Accounts within the Separate Account, which may invest in other Portfolios of the Fund or in other securities.

THE PACIFIC SELECT FUND

  The Fund is a diversified, open-end management investment company of the series type. The Fund is registered with the SEC under the Investment Company Act of 1940. Such registration does not involve supervision by the SEC of the investments or investment policies of the Fund. The Fund currently offers fourteen separate Portfolios that fund the Variable Investment Options available to you. Each Portfolio pursues different investment objectives and policies. We purchase shares of each Portfolio for the corresponding Variable Account at net asset value, i.e., without sales load. All dividends and capital gains distributions received from a Portfolio are automatically reinvested in such Portfolio at net asset value, unless we, on behalf of the Separate Account, elect otherwise. Fund shares will be redeemed by us at their net asset value to the extent necessary to make payments under the Policies.

  Shares of the Fund currently are offered only to separate accounts of ours and an affiliated insurer to serve as an investment medium for variable life insurance policies and for variable annuity contracts issued or administered by these insurers. Shares of the Fund may also be sold in the future to separate accounts of other insurance companies, either affiliated or not affiliated with us. Investment in the Fund by other separate accounts in connection with variable annuity and variable life insurance contracts may potentially create conflicts. See "MORE ON THE FUND'S SHARES" in the accompanying prospectus of the Fund.

  The following chart summarizes some basic data about each Portfolio of the Fund offered to the Separate Account. There can be no assurance that any Portfolio will achieve its objective. This chart is only a summary. You should read the more detailed information which is contained in the accompanying prospectus of the Fund, including information on the risks associated with the investments and investment techniques of each of the Portfolios.

  THE FUND'S PROSPECTUS ACCOMPANIES THIS PROSPECTUS AND SHOULD BE READ CAREFULLY BEFORE INVESTING.

                                              PRIMARY INVESTMENTS
   PORTFOLIO            OBJECTIVE         (UNDER NORMAL CIRCUMSTANCES)   PORTFOLIO MANAGER
--------------------------------------------------------------------------------------------
 Money Market    Current income             Highest quality money      Pacific Mutual Life
                 consistent with            market instruments
                 preservation of capital
--------------------------------------------------------------------------------------------
 High-Yield      High level of current      Intermediate and long-     Pacific Mutual Life
 Bond            income                     term, high-yielding,
                                            lower and medium quality
                                            (high risk) fixed-income
                                            securities
--------------------------------------------------------------------------------------------
 Managed Bond    Maximize total return      Investment grade           Pacific Investment
                 consistent with prudent    marketable debt            Management Company
                 investment management      securities. Will
                                            normally maintain an
                                            average portfolio
                                            duration of 3-7 years
--------------------------------------------------------------------------------------------
 Government      Maximize total return      U.S. Government            Pacific Investment
 Securities      consistent with prudent    securities including       Management Company
                 investment management      futures and options
                                            thereon and high-grade
                                            corporate debt
                                            securities. Will
                                            normally maintain an
                                            average portfolio
                                            duration of 3-7 years
--------------------------------------------------------------------------------------------
 Growth          Growth of capital          Common stock               Capital Guardian
                                                                       Trust Company
--------------------------------------------------------------------------------------------
 Aggressive      Capital appreciation       Common stock of small      Columbus Circle
 Equity                                     emerging growth and        Investors
                                            medium capitalization
                                            companies
--------------------------------------------------------------------------------------------
 Growth LT       Long-term growth of        Common stock               Janus Capital
                 capital consistent with                               Corporation
                 the preservation of
                 capital
--------------------------------------------------------------------------------------------
 Equity Income   Long-term growth of        Dividend paying common     J.P.Morgan Investment
                 capital and income         stock                      Management Inc.
--------------------------------------------------------------------------------------------
 Multi-Strategy  High total return          Equity and fixed income    J.P.Morgan Investment
                                            securities                 Management Inc.
--------------------------------------------------------------------------------------------
 Equity          Capital appreciation       Common stocks and          Greenwich Street
                                            securities convertible     Advisors
                                            into or exchangeable for
                                            common stocks
--------------------------------------------------------------------------------------------
 Bond and        High level of current      Investment grade debt      Greenwich Street
 Income          income consistent with     securities                 Advisors
                 prudent investment
                 management and
                 preservation of capital
--------------------------------------------------------------------------------------------
 Equity Index    Provide investment         Stocks included in the     Bankers Trust Company
                 results that correspond    S&P 500
                 to the total return
                 performance of common
                 stocks publicly traded
                 in the U.S.
--------------------------------------------------------------------------------------------
 International   Long-term capital          Equity securities of       Templeton Investment
                 appreciation               corporations domiciled     Counsel, Inc.
                                            outside the United
                                            States
--------------------------------------------------------------------------------------------
 Emerging        Long-term growth of        Common stocks of           Blairlogie Capital
 Markets         capital                    companies domiciled in     Management
                                            emerging market
                                            countries

-------------------------------------------------------------------------------

THE INVESTMENT ADVISER AND PORTFOLIO MANAGERS

  We serve as Investment Adviser to each Portfolio of the Fund. We are registered with the SEC as an Investment Adviser. For twelve of the Portfolios, we and the Fund have engaged other firms to serve as Portfolio Managers which are shown in the chart above.

                                  THE POLICY

  The variable life insurance benefits provided by the Policies are funded through the Policy Owner's Accumulated Value in the Separate Account and the Fixed Account. The information included below describes the benefits, features, charges, and other major provisions of the Policies.

APPLICATION FOR A POLICY

  The Policy is designed to meet the needs of individuals and for corporations who wish to provide coverage and benefits for key employees. Anyone wishing to purchase the Policy may submit an application to us. A Policy can be issued on the life of an Insured for Ages up to and including Age 80 with evidence of insurability satisfactory to us. The Insured's Age is calculated as of the Insured's birthday nearest the Policy Date. Acceptance is subject to our underwriting rules, and we reserve the right to request additional information and to reject an application.

  Each Policy is issued with a Policy Date. If the application is accompanied by all or a portion of the initial premium and is accepted by us, the Policy Date is usually the date the application and premium payment were received at our Home Office, although the Policy Date will never be the 29th, 30th, or 31st of any month. If an application is not accompanied by all or a portion of the initial premium payment, the Policy Date is usually the date the application is accepted by us. We first become obligated under the Policy on the date the total initial premium is received or on the date the application is accepted, whichever is later. Any monthly deductions due will be taken on the Monthly Payment Date on or next following the date Pacific Mutual becomes obligated. The initial premium must be received within 20 days after your Policy is issued, although we may waive the 20 day requirement at our discretion. If the initial premium is not received or the application is rejected by us, your Policy will be cancelled and any partial premium received will be refunded.

  Subject to our approval, your Policy may be backdated, but the Policy Date may not be more than six months prior to the date of the application. Backdating can be advantageous if the Insured's lower issue Age results in lower cost of insurance rates. If your Policy is backdated, the minimum initial premium required will include sufficient premium to cover the backdating period. Monthly deductions will be made for the period the Policy Date is backdated.

  Insureds are assigned to underwriting (insurance risk) classes which are used in calculating the cost of insurance charges. In assigning Insureds to underwriting classes, we will normally use the medical or paramedical underwriting method, which may require a medical examination of a proposed Insured, although other forms of underwriting may be used when deemed appropriate by us.

PREMIUMS

  The Policy is a flexible-premium policy, and it provides considerable flexibility, subject to the limitations described below, to pay premiums at your discretion. We usually require you to pay a minimum initial premium equal to at least 25% of the sum of your Policy's monthly deductions plus premium load for the first year, which will be based upon your Policy's Face Amount and the Age, smoking status, gender (unless unisex cost of insurance rates apply, see "Charges and Deductions: Cost of Insurance"), and underwriting class of the Insured. Thereafter, subject to the limitations described below, you may choose the amount and frequency of premium payments. The Policy, therefore, provides you with the flexibility to vary premium payments to reflect varying financial conditions.

  When applying for a Policy, you will determine a Planned Periodic Premium that provides for the payment of level premiums over a specified period of time. You will receive a premium reminder notice, or a listbill for multiple policies, on an annual, semiannual, or quarterly basis, or, if a listbill, a monthly basis, at your option; however, you are not required to pay Planned Periodic Premiums. Premiums may be paid monthly under the Uni-check electronic funds transfer plan where you authorize us to withdraw premiums from your checking account each month. The minimum initial premium required must be paid before the Uni-check plan will be accepted by us. You may elect the day each month on which premiums are paid under the Uni-check plan, provided the day elected is between the 4th and the 28th day of the month. If you do not elect a payment day, the day on which premiums are paid will be the Monthly Anniversary.

  Payment of the Planned Periodic Premium will not guarantee that your Policy will remain in force. Instead, the continuation of your Policy depends upon your Policy's Accumulated Value. Even if Planned Periodic Premiums are paid, your Policy will lapse any time Accumulated Value less Policy Debt is insufficient to pay the current monthly deduction and a Grace Period expires without sufficient payment. See "Lapse".

  Any premium payment must be for at least $50. We also may reject or limit any premium payment that would result in an immediate increase in the net amount at risk under the Policy, although such a premium may be accepted with satisfactory evidence of insurability. See "Charges and Deductions: Cost of Insurance". A premium payment would result in an immediate increase in the net amount at risk if the death benefit under your Policy is, or upon acceptance of the premium would be, equal to your Accumulated Value multiplied by a death benefit percentage. See "Death Benefit". If satisfactory evidence of insurability is not received, the payment, or portion thereof may be returned. All or a portion of a premium payment will be rejected and returned to you if it would exceed the maximum premium limitations prescribed by federal tax law.

  The amount, frequency and period of time over which you pay premiums may affect whether the Policy will be classified as a modified endowment contract, which is a type of life insurance contract subject to different tax treatment for certain pre-death distributions than conventional life insurance contracts. Accordingly, variations from the Planned Periodic Premiums on a Policy that is not otherwise a modified endowment contract may result in the Policy becoming a modified endowment contract for tax purposes.

  In order for your Policy to avoid being treated as a modified endowment contract, the sum of the premiums paid less a portion of any Partial Withdrawals may not exceed the "seven pay premium" limit as defined in the Internal Revenue Code ("IRC"). (See "Federal Income Tax Considerations"). If we receive any premium payment that we believe, if applied to your Policy in that Policy year, would cause your Policy to become a modified endowment contract, the portion of the payment that we believe would cause your Policy to become a modified endowment contract will not be applied to your Policy, but will be returned to you, unless you had previously notified us that payments that cause your Policy to become a modified endowment contract may be accepted by us and applied to your Policy. However, for premium payments received by us at our Home Office within 20 days before the upcoming Annual Anniversary of your Policy, we may apply the portion of the premium payment that we believe would cause your Policy to become a modified endowment contract to your Policy on the upcoming Annual Anniversary.

  Certain charges will be deducted from each premium payment. See "Charges and Deductions". The remainder of the premium, known as the net premium, will be allocated as described below under "Allocation of Net Premiums." Except in Texas, additional payments will first be treated as repayments of Policy Debt unless you request otherwise. Any portion of a payment that exceeds the amount of Policy Debt will be applied as an additional premium payment.

ALLOCATION OF NET PREMIUMS

  In your application for the Policy, you select the Investment Options to which net premium payments will be allocated. During the Free-Look Period, net premiums will be allocated to the Money Market Variable Account, which invests in the Money Market Portfolio of the Fund (except for amounts allocated to the Loan Account to secure a Policy loan). Your Accumulated Value will be automatically allocated according to your instructions contained in the application the later of 15 days after the Policy is issued or 45 days after the application is completed, or, if longer, upon receipt of the minimum initial premium (the "Free-Look Period"). Net premiums received after the Free-Look Period will be allocated upon receipt among the Investment Options according to your most recent instructions.

  You may change the allocation of net premiums by submitting a proper written request to our Home Office. Changes in net premium allocation instructions may be made by telephone if a properly completed Authorization for Telephone Requests has been filed at our Home Office. We reserve the right to discontinue telephone net premium allocation instructions.

PORTFOLIO REBALANCING

  You may direct us to automatically re-set the percentage of your Accumulated Value allocated to each Variable Account at a predetermined level. This process is called portfolio rebalancing. (The Fixed Account is not available for portfolio rebalancing.) Over time, the variations in each Variable Account's investment results will shift the percentage allocations of your Accumulated Value. The portfolio rebalancing feature will automatically transfer your Accumulated Value among the Variable Accounts back to the preset percentages. Rebalancing can be made quarterly, semi-annually or annually, measured from your Policy Date ("frequency period"). Rebalancing may result in transferring amounts from a Variable Account with relatively higher investment performance to a Variable Account with relatively lower investment performance.

  You may initiate portfolio rebalancing by sending our Home Office a signed, written request in good form or a properly completed Automatic Portfolio Rebalancing form. You must specify the frequency for rebalancing and a beginning date. The first rebalancing will usually occur on your Monthly Payment Date that starts the frequency period you elected and that occurs on or follows the beginning date you elected. If you stop portfolio rebalancing, you must wait 30 days to begin again. Portfolio rebalancing cannot be used with the Dollar Cost Averaging Option.

  We may modify, terminate or suspend the portfolio rebalancing feature at any time.

DOLLAR COST AVERAGING OPTION

  We currently offer an option under which you may dollar cost average your allocations in the Variable Accounts under your Policy by authorizing us to make periodic allocations of Accumulated Value from any one Variable Account to one or more of the other Variable Accounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market values. The option will result in the allocation of Accumulated Value to one or more Variable Accounts, and these amounts will be credited at the Accumulation Unit values as of the end of the Valuation Dates on which the transfers are processed. Since the value of Accumulation Units will vary, the amounts allocated to a Variable Account will result in the crediting of a greater number of units when the Accumulation Unit value is low and a lesser number of units when the Accumulation Unit value is high. Similarly, the amounts transferred from a Variable Account will result in a debiting of a greater number of units when the Accumulation Unit value is low and a lesser number of units when the Accumulation Unit value is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.

  A Dollar Cost Averaging Request form is available upon request. To elect the Dollar Cost Averaging Option, your Accumulated Value in the Variable Account from which the Dollar Cost averaging transfers will be made must be at least $5,000. After we have received a Dollar Cost Averaging Request in proper form at our Home Office, we will transfer Accumulated Value in amounts you designate from the Variable Account from which transfers are to be made to the Variable Account or Accounts you choose. The minimum amount that may be transferred to any one Variable Account is $50. After the Free-Look Period, the first transfer will be effected on your Policy's Monthly, Quarterly, Semi-Annual, or Annual Anniversary, whichever period you select, coincident with or next following receipt at our Home Office of a Dollar Cost Averaging Request in proper form. Subsequent transfers will be effected on the following Monthly, Quarterly, Semi-Annual, or Annual Anniversary for so long as you designate, until the total amount elected has been transferred, until Accumulated Value in the Variable Account from which transfers are made has been depleted, or until your Policy enters the Grace Period. Amounts periodically transferred under this option will not be subject to any transfer charges that may be imposed by us in the future, except as may be required by applicable law.

  You may instruct us at any time to terminate this option by written request to our Home Office. We may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time.

TRANSFER OF ACCUMULATED VALUE

  You may transfer Accumulated Value among the Variable Accounts after the Free-Look Period upon proper written request to our Home Office. Transfers (other than transfers in connection with the Dollar Cost Averaging Option) may be made by telephone if a properly completed Authorization For Telephone Requests has been filed at our Home Office. Currently, there are no limitations on the number of transfers between Variable Accounts, no minimum amount required for a transfer, nor any minimum amount required to be remaining in a given Variable Account after a transfer (except as required under the Dollar Cost Averaging Option). No transfer may be made if your Policy is in the Grace Period and a payment required to avoid lapse is not paid. See "Lapse". No charges are currently imposed upon such transfers. We reserve the right, however, at a future date to limit the size of transfers and remaining balances, to assess transfer charges, to limit the number and frequency of transfers, and to suspend and discontinue telephone transfers.

  Accumulated Value may also be transferred after the Free-Look Period from the Variable Accounts to the Fixed Account; however, such a transfer will only be permitted in the Policy Month preceding a Policy Anniversary, except that if you reside in Connecticut, Georgia, Maryland, North Carolina, North Dakota, or Pennsylvania, you may make such a transfer at any time during the first 18 Policy Months. Transfers from the Fixed Account to the Variable Accounts are restricted as described in "The Fixed Account".

DEATH BENEFIT

  When your Policy is issued, we will determine the initial amount of insurance based on the instructions provided in your application. That amount will be shown on the specifications page of your Policy and is called the "Face Amount." The minimum Face Amount at issuance of a Policy is $50,000. We may reduce the minimum Face Amount required at issuance under certain circumstances, such as for group or sponsored arrangements.

  For so long as your Policy remains in force, we will, upon proof of the death of an Insured, pay death benefit proceeds to a named Beneficiary. Death benefit proceeds will consist of the death benefit under the Policy, plus any insurance proceeds provided by rider, reduced by any outstanding Policy Debt (and, if in the Grace Period, any overdue charges).

  You may select one of two death benefit options: Option A or Option B. Generally, an applicant designates the death benefit option in the application. If no option is designated, Option A will be assumed by us to have been selected. Subject to certain restrictions, you can change the death benefit option selected. So long as the Policy remains in force, the death benefit under either option will never be less than the Face Amount of the Policy.

  Option A. Under Option A, the death benefit will be equal to the Face Amount of the Policy or, if greater, Accumulated Value (determined as of the end of the Valuation Period during which the Insured dies) multiplied by a death benefit percentage. The death benefit percentages vary according to the Age of the Insured and will be at least equal to the cash value corridor in Section 7702 of the Internal Revenue Code, which addresses the definition of a life insurance policy for tax purposes. The death benefit percentage is 250% for an Insured at Age 40 or under, and it declines for older Insureds. A table showing the death benefit percentages is in the Appendix to this Prospectus and in the Policy. Policy Owners who are seeking to have favorable investment performance reflected in increasing Accumulated Value, and not in increasing insurance coverage, should choose Option A.

  Option B. Under Option B, the death benefit will be equal to the Face Amount of the Policy plus the Accumulated Value (determined as of the end of the Valuation Period during which the Insured dies) or, if greater, Accumulated Value multiplied by a death benefit percentage. The specified percentage is the same as that used in connection with Option A and as stated in the Appendix. The death benefit under Option B will always vary as Accumulated Value varies. Therefore, Policy Owners who seek to have favorable investment performance reflected in increased insurance coverage should choose Option B.

  Examples of Options A and B. The following examples demonstrate the determination of death benefits under Options A and B. The examples show three Policies--Policies I, II, and III--with the same Face Amount, but Accumulated Values that vary as shown, and which assume an Insured is Age 40 at the time of death and that there is no outstanding Policy Debt.

                                                              POLICY    POLICY
                                                   POLICY I     II       III
                                                   --------  --------  --------
      Face Amount................................. $100,000  $100,000  $100,000
      Accumulated Value on Date of Death.......... $ 25,000  $ 50,000  $ 75,000
      Death Benefit Percentage....................      250%      250%      250%
      Death Benefit Under Option A................ $100,000  $125,000  $187,500
      Death Benefit Under Option B................ $125,000  $150,000  $187,500

  Under Option A, the death benefit for Policy I is equal to $100,000 since the death benefit is the greater of the Face Amount ($100,000) or the Accumulated Value at the date of death multiplied by the death benefit percentage ($25,000 x 250% = $62,500). In contrast, for both Policies II and III under Option A, the Accumulated Value multiplied by the death benefit percentage ($50,000 x 250% = $125,000 for Policy II; $75,000 x 250% =$187,500
for Policy III) is greater than the Face Amount ($100,000), so the death benefit is equal to the higher value. Under Option B, the death benefit for Policy I is equal to $125,000 since the death benefit is the greater of Face Amount plus Accumulated Value ($100,000 + $25,000 = $125,000) or the Accumulated Value multiplied by the death benefit percentage ($25,000 x 250% = $62,500). Similarly, in Policy II, Face Amount plus Accumulated Value ($100,000 + $50,000 = $150,000) is greater than Accumulated Value multiplied by the death benefit percentage ($50,000 x 250% = $125,000). In contrast, in Policy III, the Accumulated Value multiplied by the death benefit percentage ($75,000 x 250% = $187,500) is greater than the Face Amount plus Accumulated Value ($100,000 + $75,000 = $175,000), so the death benefit is equal to the higher value.

  All calculations of death benefit will be made as of the end of the Valuation Period during which the Insured dies. Death benefit proceeds may be paid to your Beneficiary in a lump sum or under a payment plan offered under the Policy. The Policy should be consulted for details.

CHANGES IN DEATH BENEFIT OPTION

  You may request that the death benefit under your Policy be changed from Option A to Option B, or from Option B to Option A. Changes in the death benefit option may be made only once per Policy Year and should be made in writing to our Home Office. A change from Option B to Option A may be made without evidence of insurability; a change from Option A to Option B will require evidence of insurability satisfactory to us. The effective date of any such change shall be the next Monthly Payment Date after the change is accepted.

  A change in the death benefit from Option A to Option B will result in a reduction in the Face Amount of your Policy by the amount of the Policy's Accumulated Value, with the result that the death benefit payable under Option B at the time of the change will equal that which would have been payable under Option A immediately prior to the change. The change in option will affect the determination of the death benefit from that point on since Accumulated Value will then be added to the new Face Amount, and the death benefit will then vary with Accumulated Value. This change will not be permitted if it would result in a Face Amount of less than $50,000, although we reserve the right to waive this minimum under certain circumstances, such as for group or sponsored arrangements. A charge of $100 will be deducted from your Accumulated Value on the effective date of the change from Option A to Option B to cover the costs of processing the request. This fee will be deducted from the Investment Options in the proportion that each bears to your Accumulated Value less Debt.

  A change in the death benefit from Option B to Option A will result in an increase in the Face Amount of your Policy by the amount of your Policy's Accumulated Value, with the result that the death benefit payable under Option A at the time of the change will equal that which would have been payable under Option B immediately prior to the change. However, the change in option will affect the determination of the death benefit from that point on since your Accumulated Value will no longer be added to the Face Amount in determining the death benefit. From that point on, the death benefit will equal the new Face Amount (or, if higher, the Accumulated Value times the applicable specified percentage). No charge will be made on a change from Option B to Option A.

  A change in death benefit option may affect the monthly cost of insurance charge since this charge varies with the net amount at risk, which generally is the amount by which the death benefit exceeds Accumulated Value. See "Charges and Deductions: Cost of Insurance". Assuming that the Policy's death benefit would not be equal to Accumulated Value times a death benefit percentage under either Option A or B, changing from Option B to Option A will generally decrease the net amount at risk, and therefore decrease the cost of insurance charges. Changing from Option A to Option B will generally result in a net amount at risk that remains level. Such a change, however, will result in an increase in the cost of insurance charges over time, since the cost of insurance rates increase with the Insured's Age.

CHANGES IN FACE AMOUNT

  You may request an increase or decrease in the Face Amount under your Policy subject to our approval. A change in Face Amount may only be made once per year, and a decrease in Face Amount may only be made after the fifth Policy Year, or after the fifth Policy Year following the last increase in Face Amount. Increasing the Face Amount could increase the death benefit under your Policy, and decreasing the Face Amount could decrease the death benefit. The amount of change in the death benefit will depend, among other things, upon the death benefit option chosen by you and whether, and the degree to which, the death benefit under your Policy exceeds the Face Amount prior to the change. Changing the Face Amount could affect the subsequent level of the death benefit while your Policy is in force and the subsequent level of Policy values. An increase in Face Amount may increase the net amount at risk under your Policy, which will increase your cost of insurance charge. Conversely, a decrease in Face Amount may decrease the net amount at risk, which will decrease your cost of insurance charge.

  Any request for an increase or decrease in Face Amount must be made by written application to our Home Office. It will become effective on the Monthly Payment Date on or next following our acceptance of the request. If you are not the Insured, we will also require the consent of the Insured before accepting a request.

  Increases. Additional evidence of insurability satisfactory to us will be required for an increase in Face Amount. An increase will not be given for increments of Face Amount less than that indicated in the table below. A charge of $100 will be deducted from the Accumulated Value on the effective date of the increase in Face Amount to cover the costs of processing the request. This fee will be deducted from the Investment Options in the proportion that each bears to your Accumulated Value less Debt.

             AGE AT TIME                                              MINIMUM
             OF INCREASE                                              INCREASE
             -----------                                              --------
                 0-19                                                 $17,000
                20-24                                                  13,000
                25-29                                                  12,000
                30-33                                                  11,000
                34-74                                                  10,000
                   75                                                  11,000
                   76                                                  13,000
                   77                                                  16,000
                   78                                                  20,000
                   79                                                  31,000
                   80                                                  50,000

  Decreases. Any decrease in Face Amount will first be applied to the most recent increases, then the next most recent increases successively, and finally to the original Face Amount. A decrease will not be permitted if the Face Amount would fall below $50,000, although we reserve the right to waive the minimum Face Amount under certain circumstances, such as for group or sponsored arrangements. No charge will be deducted in connection with a decrease. If a decrease in the Face Amount would result in total premiums paid exceeding the premium limitations prescribed under tax law to qualify your Policy as a life insurance contract, we will refund to you the amount of such excess above the premium limitations.

  We reserve the right to disallow a requested decrease, and will not permit a requested decrease, among other reasons, (1) if compliance with the guideline premium limitations under tax law resulting from the requested decrease would result in immediate termination of your Policy, or (2) if, to effect the requested decrease, payments to you would have to be made from Accumulated Value for compliance with the guideline premium limitations, and the amount of such payments would exceed the Net Cash Surrender Value under your Policy.

POLICY VALUES

  Accumulated Value. Your Accumulated Value is the sum of the amounts under your Policy held in each Investment Option, as well as the amount set aside in the Loan Account, including any accrued earned interest, to secure any Policy Debt.

  On each Valuation Date, the portion of your Accumulated Value allocated to any particular Variable Account will be adjusted to reflect the investment experience of that Variable Account. On each Monthly Payment Date, the portion of the Accumulated Value allocated to a particular Investment Option also will be adjusted to reflect the assessment of the monthly deduction. See "Determination of Accumulated Value". No minimum amount of Accumulated Value is guaranteed. You bear the risk for the investment experience of Accumulated Value allocated to the Variable Accounts.

  Cash Surrender Value. The Cash Surrender Value of your Policy equals your Accumulated Value less the surrender charge. Thus, your Accumulated Value will exceed your Policy's Cash Surrender Value by the amount of the surrender charge. Once the surrender charge has expired, your Accumulated Value will equal the Cash Surrender Value.

  Net Cash Surrender Value. The Net Cash Surrender Value of your Policy equals your Cash Surrender Value less any outstanding Policy Debt. You can surrender your Policy at any time while the Insured is living and receive your Net Cash Surrender Value. See "Surrender".

DETERMINATION OF ACCUMULATED VALUE

  Although your death benefit under your Policy can never be less than the Policy's Face Amount, the Accumulated Value will vary to a degree that depends upon several factors, including investment performance of the Variable Accounts to which Accumulated Value has been allocated, payment of premiums, the amount of any outstanding Policy Debt, Preferred or Partial Withdrawals, and the charges assessed in connection with the Policy.

  The amounts allocated to the Variable Accounts will be invested in shares of the corresponding Portfolio of the Fund. The investment performance of each Variable Account will reflect increases or decreases in the net asset value per share of the corresponding Portfolio and any dividends or distributions declared by a Portfolio. Any dividends or distributions from any Portfolio of the Fund will be automatically reinvested in shares of the same Portfolio, unless we, on behalf of the Separate Account, elect otherwise.

  Assets in the Variable Accounts are divided into accumulation units, which are a measure of value used for bookkeeping purposes. When you allocate net premiums to a Variable Account, your Policy is credited with accumulation units. In addition, other transactions including loans, a surrender, Preferred and Partial Withdrawals, transfers, and assessment of charges against your Policy affect the number of accumulation units credited to your Policy. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the unit value of the affected Variable Account. The unit value of each Variable Account is determined on each Valuation Date at or about 4:00 p.m. Eastern time. The number of units credited will not change because of subsequent changes in unit value.

  The accumulation unit value of each Variable Account's unit initially was $10. The unit value of a Variable Account on any Valuation Date is calculated by adjusting the unit value from the previous Valuation Date for

(1) the investment performance of the Variable Account, which is based upon the investment performance of the corresponding Portfolio of the Fund, (2) any dividends or distributions paid by the corresponding Portfolio, and (3) the charges, if any, we may assess for income taxes attributable to the operation of the Variable Account.

POLICY LOANS

  You may borrow money from us using your Policy as the only security for the loan by submitting a proper written request to our Home Office. We may in our discretion permit loans to be made by telephone if a properly completed Authorization For Telephone Requests has been filed at our Home Office. A loan may be taken any time your Policy is in force. The minimum loan that can be taken at any time is $500 ($200 in Connecticut, $250 in Oregon). The maximum amount that can be borrowed at any time is the greater of (1) 100% of the Accumulated Value in the Fixed Account plus 90% of the Accumulated Value in the Variable Accounts, and less any surrender charges that would have been imposed if the Policy were surrendered on the date the loan is taken or (2) 100% of the product of (a X b/c - d) where (a) equals the Policy's Accumulated Value less any surrender charge that would be imposed if the Policy were surrendered on the date the loan is taken and less 12 times the current monthly deduction; (b) equals 1 plus the annual loan interest rate credited;
(c) equals 1 plus the annual loan interest rate currently charged; and (d) equals any existing Policy Debt.

  When you take a loan, an amount equal to the loan is transferred out of your Accumulated Value in the Investment Options into the Loan Account to secure the loan. Unless you request otherwise, loan amounts will be deducted from the Investment Options in the proportion that each bears to your Accumulated Value less Debt.

  The Policy loan annual effective interest rate maximum is 4.75% per year for the first 10 years and 4.25% thereafter. We will credit interest monthly on amounts held in the Loan Account to secure the loan at an annual effective rate of 4.0%.

  You may repay all or part of the loan at any time while your Policy is in force. Interest on a loan is accrued daily and is due for the prior year on each Policy Anniversary. If interest is not paid when due, it will be added to the amount of the loan principal and interest will begin accruing thereon from that date. An amount equal to the loan interest charged will be transferred to the Loan Account from the Investment Options on a proportional basis.

  Unless you request otherwise, any loan repayment will be transferred into the Investment Options in accordance with your most recent premium allocation instructions. In addition, on each Policy Anniversary, any interest earned on the loan balance held in the Loan Account will be transferred to each of the Investment Options in accordance with your most recent premium allocation instructions.

  While the amount to secure the loan is held in the Loan Account, you forgo the investment experience of the Variable Accounts and the current interest rate of the Fixed Account on the loaned amount. Thus a loan, whether or not repaid, will have a permanent effect on your Policy's values and may have an effect on the amount and duration of the death benefit. If not repaid, your Policy Debt will be deducted from the amount of death benefit paid upon the death of the Insured, the Cash Surrender Value upon surrender or maturity, or the refund of premium upon exercise of the Free-Look Right.

  A loan may affect the length of time your Policy remains in force. Your Policy will lapse when Accumulated Value minus Policy Debt is insufficient to cover the monthly deduction against your Policy's Accumulated Value on any Monthly Payment Date and the minimum payment required is not made during the Grace Period. Moreover, your Policy may enter the Grace Period more quickly when a loan is outstanding, because the loaned amount is not available to cover the monthly deduction. Additional payments or repayment of a portion of Policy Debt may be required to keep the Policy in force. See "Lapse".

  A loan will not be treated as a distribution from your Policy and will not result in taxable income to you unless your Policy is a modified endowment contract, or unless the Policy is surrendered or upon maturity or lapse of the Policy, in which case a loan will be treated as a distribution that may give rise to taxable income.

  For information on the tax treatment of loans, see "Federal Income Tax Considerations".

BENEFITS AT MATURITY

  If the insured is living on your Policy Anniversary nearest the Insured's Age 95, we will pay you, as an endowment benefit, your Accumulated Value, reduced by any Policy Debt. Payment ordinarily will be made within seven days of your Policy Anniversary, although payments may be postponed in certain circumstances. See "Payments".

SURRENDER

  You may fully surrender your Policy at any time during the life of the Insured. The amount received in the event of a full surrender is your Policy's Net Cash Surrender Value, which is equal to your Accumulated Value less any applicable surrender charge and less any outstanding Policy Debt.

  You may surrender your Policy by sending a written request together with your Policy to our Home Office. The proceeds will be determined as of the end of the Valuation Period during which your request for a surrender is received. You may elect to have the proceeds paid in cash or applied under a payment plan offered under the Policy. See "Payment Plan". For information on the tax effects of a surrender of a Policy, see "Federal Income Tax Considerations".

PREFERRED AND PARTIAL WITHDRAWAL BENEFITS

  We offer two partial surrender benefits by which you can obtain a portion of your Net Cash Surrender Value: the Preferred Withdrawal Benefit and the Partial Withdrawal Benefit. The Preferred Withdrawal Benefit is available starting on your first Policy Anniversary and before your 15th Policy Anniversary. Under this Benefit, you may make one "Preferred Withdrawal" of the Net Cash Surrender Value per year. The portion of a Preferred Withdrawal of up to 10% of the amount of your total premium payments received and accepted prior to the withdrawal will not reduce the Face Amount under your Policy. The excess of any Preferred Withdrawal over 10% of total premiums received and accepted prior to the withdrawal will be treated in the same manner as a "Partial Withdrawal" and therefore may cause a reduction in Face Amount if the death benefit option is Option A, as described below.

  The Partial Withdrawal Benefit is available on and after your 15th Policy Anniversary. Under this Benefit, you may make "Partial Withdrawals" of Net Cash Surrender Value. The limit of one withdrawal per year does not apply to Partial Withdrawals.

  Both Preferred and Partial Withdrawals must be for at least $500, and your Policy's Net Cash Surrender Value after the withdrawal must be at least $500. If there is any Policy Debt, the maximum Partial Withdrawal is limited to the excess, if any, of the Cash Surrender Value immediately prior to the withdrawal over the result of the Policy Debt divided by 90%. In addition, the amount of a Partial Withdrawal is further limited on Policies on which the Owner has chosen death benefit Option A so that the withdrawal will not cause the Face Amount to be less than $50,000, although we reserve the right to waive the minimum Face Amount under certain circumstances, such as for group or sponsored arrangements. If the Policy Owner does not exercise the Preferred Withdrawal Benefit during one of the first 15 Policy Years, the amount that the Policy Owner could have withdrawn without affecting Face Amount does not carry over in the following year.

  You may make a Preferred or Partial Withdrawals by submitting a proper written request to our Home Office. As of the effective date of any withdrawal, your Accumulated Value, Cash Surrender Value, and Net Cash Surrender Value will be reduced by the amount of the withdrawal. The amount of the withdrawal will be allocated proportionately to your Accumulated Value in the Investment Options unless you request otherwise. If the Insured dies after the request for a withdrawal is sent to us and prior to the withdrawal being effected, the amount of the withdrawal will be deducted from the death benefit proceeds, which will be determined without taking into account the withdrawal. No surrender charge or withdrawal fee will be charged for a Preferred or Partial Withdrawal.

  When a Partial Withdrawal is made on a Policy on which the Owner has selected death benefit Option A, the Face Amount under the Policy is decreased by the lesser of (1) the amount of the Partial Withdrawal or (2) if the death benefit prior to the withdrawal is greater than the Face Amount, the amount, if any, by which the Face Amount exceeds the difference between the death benefit and the amount of the Partial Withdrawal. A Partial Withdrawal will not change the Face Amount of a Policy on which the Owner has selected death benefit Option B. However, assuming that the death benefit is not equal to Accumulated Value times a death benefit percentage, the Partial Withdrawal will reduce the death benefit by the amount of the Partial Withdrawal. To the extent the death benefit is based upon the Accumulated Value times the death benefit percentage applicable to the Insured, a Partial Withdrawal may cause the death benefit to decrease by an amount greater than the amount of the Partial Withdrawal. See "Death Benefit".

  For information on the tax treatment of Preferred and Partial Withdrawals, see "Federal Income Tax Considerations".

RIGHT TO EXAMINE A POLICY--FREE-LOOK RIGHT

  You have a Free-Look Right, under which your Policy may be returned within 10 days after you receive it (15 days in Colorado; 20 days in North Dakota; and 30 days if you are a resident of California and are age 60 or older), or within 45 days after you complete the application for insurance, whichever is later. However, in Pennsylvania, you have a different Free-Look Right under which your Policy may be returned only within 10 days after you receive it. Certain states require different Free-Look Rights if you purchase the Policy in exchange for another policy, in which case we will notify you of your Right. It can be mailed or delivered to us or our agent. The returned Policy will be treated as if we never issued it and we will promptly refund the full amount of the premium paid. If you have taken a loan during the Free-Look Period, your Policy Debt will be deducted from the amount refunded. During the Free-Look Period, net premiums will be allocated to the Money Market Variable Account, which invests in the Money Market Portfolio of the Fund (except for amounts allocated to the Loan Account to secure a Policy loan). See "Allocation of Net Premiums".

LAPSE

  Your Policy will lapse only when your Accumulated Value less Policy Debt is insufficient to cover the current monthly deduction on a Monthly Payment Date, and a Grace Period expires without you making a sufficient payment. If Accumulated Value less Policy Debt is insufficient to cover the current monthly deduction on a Monthly Payment Date, you must pay during the Grace Period a minimum of three times the full monthly deduction due on the Monthly Payment Date when the insufficiency occurred to avoid termination of your Policy. We will not accept any payment if it would cause your total premium payments to exceed the maximum permissible premium for your Policy's Face Amount under the IRC. This is unlikely to occur unless you have outstanding Policy Debt, in which case you could repay a sufficient portion of the Policy Debt to avoid termination. In this instance, you may wish to repay a portion of Policy Debt to avoid recurrence of the potential lapse. If premium payments have not exceeded the maximum permissible premiums for your Policy's Face Amount, you may wish to make larger or more frequent premium payments to avoid recurrence of the potential lapse.

  If your Accumulated Value less Policy Debt is insufficient to cover the monthly deduction on a Monthly Payment Date, we will deduct the amount that is available. We will notify you (and any assignee of record) of the payment required to keep your Policy in force. You will then have a "Grace Period" of 61 days, measured from the date the notice is sent, to make the required payment. Your Policy will remain in force through the Grace Period. Failure to make the required payment within the Grace Period will result in termination of coverage under your Policy, and your Policy will lapse with no value. If the required payment is made during the Grace Period, any premium paid will be allocated among the Investment Options in accordance with your current premium allocation instructions. Any monthly deduction due will be charged to the Investment Options on a proportionate basis. If the Insured dies during the Grace Period, the death benefit proceeds will equal the amount of the death benefit immediately prior to the commencement of the Grace Period, reduced by any unpaid monthly deductions and any Policy Debt.

REINSTATEMENT

  We will reinstate a lapsed Policy (but not a Policy which has been surrendered for its Net Cash Surrender Value) at any time within five years after the end of the Grace Period but before the Maturity Date provided we receive the following: (1) your written application, (2) evidence of insurability satisfactory to us, and (3) payment of all monthly deductions that were due and unpaid during the Grace Period, and payment of a premium at least sufficient to keep the Policy in force for three months after the date of reinstatement.

  When your Policy is reinstated, your Accumulated Value will be equal to your Accumulated Value on the date of the lapse subject to the following: If your Policy is reinstated after your first Monthly Payment Date following lapse, your Accumulated Value will be reduced by the amount of Policy Debt on the date of lapse and no Policy Debt will exist on the date of the reinstatement. If your Policy is reinstated on your Monthly Payment Date next following lapse, any Policy Debt on the date of lapse will also be reinstated. No interest on amounts held in the Loan Account to secure Policy Debt will be paid or credited between lapse and reinstatement. Reinstatement will be effective as of your Monthly Payment Date on or next following the date of our approval, and your Accumulated Value minus, if applicable, Policy Debt will be allocated among the Investment Options in accordance with your most recent premium allocation instructions.

                            CHARGES AND DEDUCTIONS

PREMIUM LOAD

  A premium load is deducted from each premium payment under your Policy prior to allocation of the net premium to your Accumulated Value. The premium load consists of the following items:

    Sales Load. The sales load is equal to 4% of each premium paid during the first ten Policy Years and 2% of each premium paid thereafter.

    The sales load is deducted to compensate us for the cost of distributing the Policies. The amount we derive from the sales load is not expected to be sufficient to cover the sales and distribution expenses in connection with the Policies. If surrendered within 10 years after issuance, the Policy will also be subject to a sales surrender charge. See "Surrender Charge," below. To the extent that sales and distribution expenses exceed sales loads and any amounts derived from the sales surrender charge, such expenses may be recovered from other charges, including amounts derived indirectly from the charge for mortality and expense risks and from mortality gains.

    We may reduce or waive the sales load on Policies sold to the directors or employees of Pacific Mutual Life or any of our affiliates or to trustees or any employees of the Fund.

    State and Local Premium Tax Charge. A charge equal to 2.35% is assessed against each premium to pay applicable state and local premium taxes. Premium taxes vary from state to state, and in some instances, among municipalities. The 2.35% rate approximates the average tax rate expected to be paid on premiums from all states.

DEDUCTIONS FROM ACCUMULATED VALUE

  A charge called the monthly deduction is deducted from your Accumulated Value in the Investment Options beginning on the Monthly Payment Date on or next following the date we first become obligated under your Policy and on each Monthly Payment Date thereafter. Unless you request otherwise, the monthly deduction will be deducted from the Investment Options on a pro rata basis. The monthly deduction consists of the following items:

  Cost of Insurance. This monthly charge compensates us for the anticipated cost of paying death benefits in excess of Accumulated Value to Beneficiaries of Insureds who die. We may use any profit derived from this charge for any lawful purpose, including the cost of claims processing and investigation. The amount of the charge is equal to a current cost of insurance rate multiplied by the net amount at risk under your Policy at the beginning of the Policy Month. The net amount at risk for these purposes is equal to the amount of death benefit payable at the beginning of the Policy Month divided by 1.004074 (a discount factor to account for return deemed to be earned during the month) less your Accumulated Value at the beginning of your Policy Month.

  The Policy contains guaranteed cost of insurance rates that may not be increased. The guaranteed rates are no greater than certain of the 1980 Commissioners Standard Ordinary Mortality Tables (and where unisex cost of insurance rates apply, the 1980 Commissioners Ordinary Mortality Table B). These rates are based on the Age and underwriting class of the Insured. They are also based on the sex of the Insured, except that unisex rates are used where appropriate under applicable law, including in the state of Montana and in Policies purchased by employers and employee organizations in connection with employment-related insurance or benefit programs. As of the date of this prospectus, we charge "current rates" that are lower (i.e., less expensive) than the guaranteed rates, and we may also charge current rates in the future. Like the guaranteed rates, the current rates also vary with the Age, gender, where permissable, and underwriting class of the Insured. In addition, they also vary with the Insured's smoking status, size of the Face Amount, and the policy duration. Policies with Face Amounts of $500,000 or more receive more favorable rates than Policies with smaller Face Amounts. The cost of insurance rate generally increases with the Age of the Insured.

  If there have been increases in your Face Amount, then for purposes of calculating the cost of insurance charge, your Accumulated Value will first be applied to the initial Face Amount. If your Accumulated Value exceeds the initial Face Amount divided by 1.004074, the excess will then be applied to any increase in Face Amount in the order of the increases. If the death benefit equals Accumulated Value multiplied by the applicable death benefit percentage, any increase in Accumulated Value will cause an automatic increase in the death benefit. The underwriting class and duration for such increase will be the same as that used for the most recent increase in Face Amount (that has not been eliminated through a subsequent decrease in Face Amount).

  Administrative Charge. A monthly administrative charge is deducted equal to $25 in each of the first 12 Policy Months and which varies with the size of a Policy's Face Amount thereafter. For Face Amounts of less than $100,000, the charge is equal to $7.50 per month; for Face Amounts of $100,000 or more, the charge is equal to $5.00 per month. For purposes of this charge, only the initial Face Amount is considered. The administrative charge is assessed to reimburse us for the expenses associated with administration and maintenance of the Policies. The administrative charge is guaranteed never to exceed $25 during the first 12 Policy Months and $10 per month thereafter. We do not expect to profit from this charge.

  Mortality and Expense Risk Charge. A monthly charge is deducted for mortality and expense risks assumed by us. During the first ten Policy Years, this charge is equal to .000625 multiplied by a Policy's Accumulated Value less any amount in the Loan Account, which is equivalent to an annual rate of
 .75% of Accumulated Value less any amount in the Loan Account. After the tenth Policy Year, the charge is equal to .000208333 multiplied by a Policy's Accumulated Value less any amount in the Loan Account, which is equivalent to an annual rate of .25% of Accumulated Value less any amount in the Loan Account. For purposes of this charge, the Accumulated Value is based upon its value on the Monthly Payment Date after the deduction of the charge for the cost of insurance and any optional insurance benefits added by rider.

  The mortality and expense risk charge is assessed to compensate us for assuming certain mortality and expense risks under the Policies. The mortality risk assumed is that Insureds, as a group, may live for a shorter period of time than estimated and, therefore, the cost of insurance charges specified in the Policy will be insufficient to meet actual claims. The expense risk assumed is that other expenses incurred in issuing and administering the Policies and operating the Separate Account will be greater than the charges assessed for such expenses. We will realize a gain from this charge to the extent it is not needed to provide the mortality benefits and expenses under the Policies, and will realize a loss to the extent the charge is not sufficient. We may use any profit derived from this charge for any lawful purpose, including any distribution expenses not covered by the sales load or sales surrender charge. See "Surrender Charge," below.

  Optional Insurance Benefits Charges. The monthly deduction will include charges for any optional insurance benefits added to the Policy by Rider. See "Optional Insurance Benefits".

  A death benefit change charge, if applicable, will also be deducted from your Accumulated Value. If you request and we accept an increase in Face Amount or a change in death benefit option from Option A to Option

B, a charge of $100 will be deducted from your Accumulated Value on the effective date of the increase or option change to cover processing costs. The charge will be deducted from the Investment Options in the proportion each bears to the Accumulated Value of your Policy less Policy Debt.

SURRENDER CHARGE

  We will assess a surrender charge against your Accumulated Value upon surrender of your Policy within ten years after its issuance. The surrender charge consists of two charges: an underwriting surrender charge and a sales surrender charge.

  Underwriting Surrender Charge. The underwriting surrender charge is equal to a specified amount that varies with the Age of the Insured for each $1,000 of a Policy's initial Face Amount in accordance with the following schedule:

             AGE OF INSURED AT
             ISSUANCE OF POLICY                              CHARGE PER $1,000
             ------------------                              -----------------
              0-20                                                 $2.50
             21-30                                                  2.50
             31-40                                                  3.50
             41-50                                                  4.50
             51-60                                                  5.50
             61-80                                                  6.50

The amount of the charge remains level for five Policy Years. After the fifth Policy Anniversary, the charge decreases by 1.666% per month until it reaches zero at the end of the 120th Policy Month.

  The charge is based upon the Age of the Insured and the Face Amount on the Policy Date, and it does not increase as the Insured gets older or with changes in the Face Amount. For example, if an Insured Age 25 purchases a Policy with an initial Face Amount of $50,000 and surrenders the Policy in the third Policy Year, the underwriting surrender charge would be $125.

  The underwriting surrender charge is designed to cover the administrative expenses associated with underwriting and issuing a Policy, including the costs of processing applications, conducting medical examinations, determining insurability and the Insured's underwriting class, and establishing policy records. We do not expect to profit from the underwriting surrender charge.

  Sales Surrender Charge. The sales surrender charge is equal to 26% of the lesser of the premiums paid under the Policy or a maximum amount that is called the Sales Surrender Target. The Sales Surrender Target is equal to the premium that would be payable under a Policy for one year if a Policy Owner were to pay level annual premiums for the life of the Policy, and taking into account certain Policy charges including the premium load, the guaranteed cost of insurance, and the mortality and expense risk charge, and assuming net investment earnings at an annual rate of 5%. The Sales Surrender Target does not increase as the Insured gets older or with changes in the Face Amount. Generally, if a Policy Owner pays Planned Periodic Premiums, the sales surrender charge will be 26% of premium payments until the first Policy Anniversary, and will be 26% of the Sales Surrender Target thereafter. The sales surrender charge will not exceed 26% of the Sales Surrender Target for five Policy Years. After the fifth Policy Year, the charge decreases from its maximum by 1.666% per month until it reaches zero at the end of the 120th Policy Month.

  For example, if a Male Insured Age 25 purchases a Policy with a Face Amount of $50,000, the sales surrender target, based upon the assumptions described above, would be $387.50. The maximum sales surrender charge during the first five Policy Years would be 26% of this amount, or $100.75.

  The purpose of the sales surrender charge is to reimburse us for some of the expenses of distributing the Policies.

  We may reduce or waive the sales surrender charge on Policies sold to the directors or employees of Pacific Mutual or any of our affiliates or to trustees or any employees of the Fund.

CORPORATE AND OTHER PURCHASERS

  The Policy is available for individuals and for corporations and other institutions. For corporate or other group or sponsored arrangements purchasing one or more Policies, we may reduce the amount of the sales surrender charge, underwriting surrender charge, or other charges where the expenses associated with the sale of, or the underwriting or other administrative costs associated with the Policy or Policies are reduced. Sales, underwriting or other administrative expenses may be reduced for reasons such as expected economies resulting from a corporate purchase or a group or sponsored arrangement, from the amount of the initial premium payment or payments, or the amount of projected premium payments.

OTHER CHARGES

  We may charge the Variable Accounts for federal income taxes incurred by us that are attributable to the Separate Account and its Variable Accounts or to our operations with respect to the Policies. No such charge is currently assessed. See "Charge for Our Income Taxes".

  We will bear the direct operating expenses of the Separate Account. Each Variable Account available to you purchases shares of the corresponding Portfolio of the underlying Fund. The Fund and each of its Portfolios incur certain charges including the investment advisory fee and certain operating expenses. The Fund is governed by its Board of Trustees. The Fund's expenses are not fixed or specified under the terms of the Policy, and these expenses may vary from year to year. The advisory fees and other expenses are more fully described in "Summary of the Policy: Fund Annual Expenses After Expense Limitation" and in the prospectus of the Fund.

GUARANTEE OF CERTAIN CHARGES

  We guarantee that certain charges will not increase. This includes the charge for mortality and expense risks, the administrative charge with respect to the guaranteed rates described above, the premium load, the guaranteed cost of insurance rates, and the surrender charge.

                               OTHER INFORMATION

FEDERAL INCOME TAX CONSIDERATIONS

  The following discussion provides a general description of the federal income tax considerations relating to the Policy. This discussion is based upon our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). This discussion is not intended as tax advice. Because of the inherent complexity of such laws and the fact that tax results will vary according to the particular circumstances of the individual involved, tax advice may be needed by a person contemplating the purchase of the Policy. It should, therefore, be understood that these comments concerning federal income tax consequences are not an exhaustive discussion of all tax questions that might arise under the Policy and that special rules which are not discussed herein may apply in certain situations. Moreover, no representation is made as to the likelihood of continuation of federal income tax or estate or gift tax laws or of the current interpretations by the IRS or the courts. Future legislation may adversely affect the tax treatment of life insurance policies or other tax rules described in this discussion or that relate directly or indirectly to life insurance policies. Finally, these comments do not take into account any state or local income tax considerations which may be involved in the purchase of the Policy.

   While we believe that the Policy meets the statutory definition of life insurance under Section 7702 of the Internal Revenue Code ("IRC") and hence will receive federal income tax treatment consistent with that of traditional fixed life insurance, the area of the tax law relating to the definition of life insurance does not explicitly address all relevant issues (including, for example, the treatment of substandard risk Policies and Policies with term insurance on the Insured). We reserve the right to make changes to the Policy if changes are deemed appropriate by us to attempt to assure qualification of the Policy as a life insurance contract. If a Policy were determined not to qualify as life insurance, the Policy would not provide the tax advantages normally provided by life insurance. The discussion below summarizes the tax treatment of life insurance contracts.

  The death benefit under a Policy should be excludable from the gross income of the Beneficiary (whether the Beneficiary is a corporation, individual or other entity) under IRC Section 101(a)(1) for purposes of the regular federal income tax and you generally should not be deemed to be in constructive receipt of the cash values, including increments thereof, under the Policy until a full surrender thereof, maturity of the Policy, or a Preferred or Partial Withdrawal. In addition, certain Policy loans may be taxable in the case of Policies that are modified endowment contracts. PROSPECTIVE OWNERS THAT INTEND TO USE POLICIES TO FUND DEFERRED COMPENSATION ARRANGEMENTS FOR THEIR EMPLOYEES ARE URGED TO CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE TAX CONSEQUENCES OF SUCH ARRANGEMENTS. PROSPECTIVE CORPORATE OWNERS SHOULD CONSULT THEIR TAX ADVISORS ABOUT THE TREATMENT OF LIFE INSURANCE IN THEIR PARTICULAR CIRCUMSTANCES FOR PURPOSES OF THE ALTERNATIVE MINIMUM TAX APPLICABLE TO CORPORATIONS AND THE ENVIRONMENTAL TAX UNDER IRC SECTION 59A. Changing the Policy Owner may also have tax consequences. Exchanging a Policy for another involving the same Insured generally will not result in the recognition of gain or loss according to IRC Section 1035(a). Changing the Insured under a Policy will, however, not be treated as a tax-free exchange under IRC Section 1035, but rather as a taxable exchange.

  Diversification Requirements. To comply with regulations under Section 817(h) of the IRC, each Portfolio of the Fund is required to diversify its investments. For details on these diversification requirements, see "What is the Federal Income Tax Status of the Fund" in the Fund's prospectus.

  The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable policy owner's gross income. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor [i.e. the Policy Owner], rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated the guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

  The ownership rights under your Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, you have additional flexibility in allocating premium payments and Policy values. These differences could result in your being treated as the owner of your Policy's pro rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or ruling which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the Policy, as deemed appropriate by us, to attempt to prevent you from being considered the owner of your Policy's pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Portfolios will be able to operate as currently described in the Prospectus, or that the Fund will not have to change any Portfolio's investment objective or investment policies.

  Tax Treatment of Policies. IRC Section 7702A defines a class of life insurance contracts referred to as modified endowment contracts. Under this provision, the Policies will be treated for tax purposes in one of two ways. Policies that are not classified as modified endowment contracts will be taxed as conventional life insurance contracts, as described below. Taxation of pre-death distributions from Policies that are classified as modified endowment contracts and that are entered into on or after June 21, 1988 is somewhat different, as described below.

  A life insurance contract becomes a "modified endowment contract" if, at any time during the first seven contract years, the sum of actual premiums paid exceeds the sum of the "seven-pay premium." Generally, the "seven-pay premium" is the level annual premium, such that if paid for each of the first seven years, will fully pay for all future death and endowment benefits under a contract. For example, if the "seven-pay premiums" were $1,000, the maximum premiums that could be paid during the first seven years to avoid "modified endowment" treatment would be $1,000 in the first year; $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a Select Exec Policy may or may not be a modified endowment contract, depending on the amount of premiums paid during each of the Policy's first seven contract years. Changes in the policy, including changes in death benefits, may require "retesting" of a Policy to determine if it is to be classified as a modified endowment contract.

  Conventional Life Insurance Policies. If a Policy is not a modified endowment contract, upon full surrender or maturity of a Policy for its Net Cash Surrender Value, the excess, if any, of the Net Cash Surrender Value plus any outstanding Policy Debt over the cost basis under a Policy will be treated as ordinary income for federal income tax purposes. Such a Policy's cost basis will usually equal the premiums paid less any premiums previously recovered in Preferred or Partial Withdrawals. Under IRC Section 7702, if a Preferred Withdrawal occurring within 15 years of the Policy Date is accompanied by a reduction in benefits under the Policy, special rules apply to determine whether part or all of the cash received is paid out of the income of the Policy and is taxable. Cash distributed to a Policy Owner on Partial Withdrawals occurring more than 15 years after the Policy Date will be taxable as ordinary income to the Policy Owner to the extent that it exceeds the cost basis under a Policy.

  We also believe that loans received under Policies that are not modified endowment contracts will be treated as indebtedness of the Owner for federal income tax purposes, and that no part of any loan under the Policy will constitute income to the Owner unless the Policy is surrendered or matures or lapses. Consult with your tax advisor on whether interest paid (or accrued by an accrual basis taxpayer) on a loan under a Policy that is not a modified endowment contract may be deductible. Tax law provisions may limit the deduction of interest payable on loan proceeds that are used to purchase or carry certain life insurance policies.

  CONSULT WITH YOUR TAX ADVISOR ON WHETHER INTEREST PAID (OR ACCRUED BY AN ACCRUAL BASIS TAXPAYER) ON A POLICY THAT IS NOT A MODIFIED ENDOWMENT CONTRACT MAY BE DEDUCTIBLE. Tax law provisions may limit the deduction of interest payable on loans and on loan proceeds that are used to purchase or carry certain life insurance policies.

  Modified Endowment Contracts. Pre-death distributions from modified endowment contracts may give rise to taxable income. Upon full surrender or maturity of the Policy, the Policy Owner would recognize ordinary income for federal income tax purposes equal to the amount by which the Net Cash Surrender Value plus Policy Debt exceeds the investment in the Policy (usually the premiums paid plus certain pre-death distributions that were taxable less any premiums previously recovered that were excludable from gross income). Upon Preferred and Partial Withdrawals and Policy loans, the Policy Owner would recognize ordinary income to the extent allocable to income (which includes all previously non-taxed gains) on the Policy. The amount allocated to income is the amount by which the Accumulated Value of the Policy exceeds investment in the Policy immediately before the distribution. Under a tax law provision, if two or more policies which are classified as modified endowment contracts are purchased from any one insurance company, including us, during any calendar year, all such policies will be aggregated for purposes of determining the portion of the pre-death distributions allocable to income on the policies and the portion allocable to investment in the policies.

  Amounts received under a modified endowment contract that are included in gross income are subject to an additional tax equal to 10% of the amount included in gross income, unless an exception applies. The 10% additional tax does not apply to any amount received: (i) when the taxpayer is at least 59 1/2 years old; (ii) which is attributable to the taxpayer becoming disabled; or (iii) which is part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

  If a Policy was not originally a modified endowment contract but becomes one, under Treasury Department regulations which are yet to be prescribed, pre-death distributions received in anticipation of a failure of a Policy to meet the seven-pay premium test are to be treated as pre-death distributions from a modified endowment contract (and, therefore, are to be taxable as described above) even though, at the time of the distribution(s) the Policy was not yet a modified endowment contract. For this purpose, pursuant to the IRC, any distribution made within two years before the Policy is classified as a modified endowment contract shall be treated as being made in anticipation of the Policy's failing to meet the seven-pay premium test.

  It is unclear whether interest paid (or accrued by an accrual basis taxpayer) on Policy Debt with respect to a modified endowment contract constitutes interest for federal income tax purposes. CONSULT YOUR TAX ADVISOR. Tax law provisions may limit the deduction of interest payable on loans and on loan proceeds that are used to purchase or carry certain life insurance policies.

  Reasonableness Requirement for Charges. Another provision of the tax law deals with allowable charges for mortality costs and other expenses that are used in making calculations to determine whether a contract qualifies as life insurance for federal income tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid. The Treasury Department has issued proposed regulations and is expected to promulgate temporary or final regulations governing reasonableness standards for mortality charges. While we believe under IRS pronouncements currently in effect that the mortality costs and other expenses used in making calculations to determine whether the Policy qualifies as life insurance meet the current requirements, complete assurance cannot be given that the IRS would necessarily agree. It is possible that future regulations will contain standards that would require us to modify our mortality charges used for the purposes of the calculations in order to retain the qualification of the Policy as life insurance for federal income tax purposes, and we reserve the right to make any such modifications.

  Other. Federal estate and gift and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the jurisdiction and the circumstances of each Owner or Beneficiary.

  FOR COMPLETE INFORMATION ON FEDERAL, STATE, LOCAL AND OTHER TAX
CONSIDERATIONS, A QUALIFIED TAX ADVISER SHOULD BE CONSULTED.

  WE DO NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF ANY POLICY.

CHARGE FOR OUR INCOME TAXES

  For federal income tax purposes, variable life insurance generally is treated in a manner consistent with traditional fixed life insurance. We will review the question of a charge to the Separate Account or the Policy for our federal income taxes periodically. A charge may be made for any federal income taxes incurred by us that are attributable to the Separate Account or to our operations with respect to the Policy. Charges might become necessary if our tax treatment is ultimately determined to be other than what we currently believe it to be, if there are changes made in the federal income tax treatment of variable life insurance at the insurance company level, or if there is a change in our tax status.

  Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we reserve the right to charge the Account for such taxes, if any, attributable to the Account.

VOTING OF FUND SHARES

  In accordance with our view of present applicable law, we will exercise voting rights attributable to the shares of each Portfolio of the Fund held in the Variable Accounts at any regular and special meetings of the shareholders of the Fund on matters requiring shareholder voting under the Investment Company Act of 1940 or by the Fund. We will exercise these voting rights based on instructions received from persons having the voting interest in corresponding Variable Accounts of the Separate Account. However, if the Investment Company Act of 1940 or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the shares of the Fund in its own right, we may elect to do so.

  You are the person having the voting interest under a Policy. Unless otherwise required by applicable law, the number of votes as to which a Policy Owner will have the right to instruct will be determined by dividing your Accumulated Value in a Variable Account by the net asset value per share of the corresponding Portfolio of the Fund. Fractional votes will be counted. The number of votes as to which you will have the right to instruct will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the meeting of the Fund. If required by the Securities and Exchange Commission, we reserve the right to determine in a different fashion the voting rights attributable to the shares of the Fund based upon the instructions received from Policy Owners. Voting instructions may be cast in person or by proxy.

  If there are shares of a Portfolio held by a Variable Account for which we do not receive timely voting instructions, we will vote those shares in the same proportion as the voting instructions for all other shares of that Portfolio held by that Variable Account for which we have received timely voting instructions. If we hold shares of a Portfolio in our General Account and/or if any of our non-insurance subsidiaries holds shares of a Portfolio, we will vote such shares in the same proportion as other votes cast by all of our separate accounts, in the aggregate.

DISREGARD OF VOTING INSTRUCTIONS

  We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that voting rights be exercised so as to cause a change in the subclassification or investment objective of a Portfolio or to approve or disapprove an investment advisory contract. In addition, we may disregard voting instructions of changes initiated by Policy Owners in the investment policy or the investment adviser (or portfolio manager) of a Portfolio, provided that our disapproval of the change is reasonable and is based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the Portfolio's objectives and purpose, and considering the effect the change would have on us. In the event we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next report to Policy Owners.

CONFIRMATION STATEMENTS AND OTHER REPORTS TO OWNERS

  A statement will be sent quarterly to you setting forth a summary of the transactions which occurred during the quarter and indicating the death benefit, Face Amount, Accumulated Value, Cash Surrender Value, and any Policy Debt. In addition, the statement will indicate the allocation of Accumulated Value among the Investment Options and any other information required by law. Confirmations will be sent out upon premium payments, transfers, loans, loan repayments, withdrawals, and surrenders. Confirmations of scheduled transactions under dollar cost averaging, portfolio rebalancing and monthly deductions will appear on your quarterly statements.

  You will also be sent annual financial statements for the Separate Account and the Fund, the latter of which will include a list of the portfolio securities of the Fund, as required by the Investment Company Act of 1940, and/or such other reports as may be required by federal securities laws.

SUBSTITUTION OF INVESTMENTS

  We reserve the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or substitutions for the securities that are held by the Separate Account or any Variable Account or that the Separate Account or any Variable Account may purchase. If shares of any or all of the Portfolios of the Fund should no longer be available for investment, or if, in the judgment of our management, further investment in shares of any or all Portfolios of the Fund should become inappropriate in view of the purposes of the Policies, we may substitute shares of another Portfolio of the Fund or of a different fund for shares already purchased, or to be purchased in the future under the Policies.

  Where required, we will not substitute any shares attributable to your interest in a Variable Account or the Separate Account without notice, your approval, or prior approval of the Securities and Exchange Commission and without following the filing or other procedures established by applicable state insurance regulators.

  We also reserve the right to establish additional Variable Accounts which may include additional subaccounts of the Separate Account to serve as investment options under the Policies, which may be managed separate accounts or may invest in a new Portfolio of the Fund, or in shares of another investment company, a portfolio thereof, or suitable investment vehicle, with a specified investment objective. New Variable Accounts may be established when, at our sole discretion, marketing needs or investment conditions warrant, and any new Variable Accounts will be made available to existing Policy Owners on a basis to be determined by us. We may also eliminate one or more Variable Accounts if, in our sole discretion, marketing, tax, or investment conditions so warrant. We may also terminate and liquidate any Variable Account.

  In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If deemed by us to be in the best interests of persons having voting rights under the Policies, the Separate Account may be operated as a management investment company under the Investment Company Act of 1940 or any other form permitted by law, it may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other separate accounts of ours or an affiliate of ours. Subject to compliance with applicable law, we also may combine one or more Variable Accounts and may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.

CHANGES TO COMPLY WITH LAW

  We reserve the right to make any change without your consent to the provisions of the Policy to comply with, or give you the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for life insurance contracts and modified endowment contracts under the IRC, under regulations of the United States Treasury Department or any state.

                            PERFORMANCE INFORMATION

  Performance information for the Variable Accounts of the Separate Account may appear in advertisements, sales literature, or reports to Policy Owners or prospective purchasers. Performance information in advertisements or sales literature may be expressed in any fashion permitted under applicable law, which may include presentation of a change in a Policy Owner's Accumulated Value attributable to the performance of one or more Variable Accounts, or as a change in a Policy Owner's death benefit. Performance quotations may be expressed as a change in a Policy Owner's Accumulated Value over time or in terms of the average annual compounded rate of return on the Policy Owner's Accumulated Value, based upon a hypothetical Policy in which premiums have been allocated to a particular Variable Account over certain periods of time that will include one year or from the commencement of operation of the Variable Account. If a Portfolio has been in existence for a longer period of time than its corresponding Variable Account, we may also present hypothetical returns that the Variable Account would have achieved had it invested in its corresponding Portfolio for periods through the commencement of operation of the Portfolio. For the period that a particular Variable Account has been in existence, the performance will be actual performance and not hypothetical in nature. Any such quotation may reflect the deduction of all applicable charges to the Policy including premium load, the cost of insurance, the administrative charge, and the mortality and expense risk charge. The varying death benefit options will result in different expenses for the cost of insurance, and the varying expenses will result in different Accumulated Values. Since the Guideline Minimum Death Benefit is equal to a percentage (e.g. 250% for an Insured Age 40) times Accumulated Value, it will vary with Accumulated Value. The cost of insurance charge varies according to the Ages of the Insureds and therefore the cost of insurance charge reflected in the performance for the hypothetical Policy is based on the hypothetical Insureds and death benefit option assumed. The quotation may also reflect the deduction of the surrender charge, if applicable, by assuming a surrender at the end of the particular period, although other quotations may simultaneously be given that do not assume a surrender and do not take into account deduction of the surrender charge or other charges.

  Performance information for a Variable Account may be compared, in advertisements, sales literature, and reports to Policy Owners to: (i) other variable life separate accounts, mutual funds, or investment products tracked by research firms, ratings services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria; and (ii) the Consumer Price Index (measure for inflation) to assess the real rate of return from the purchase of a Policy. Reports and promotional literature may also contain our rating or a rating of our claim-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

  Performance information for any Variable Account of the Separate Account reflects only the performance of a hypothetical Policy whose Accumulated Value is allocated to the Variable Account during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Portfolio of the Fund in which the Variable Account invests, and the market conditions during the given period of time, and should not be considered as a representation of what may be achieved in the future.

                               THE FIXED ACCOUNT

  You may allocate all or a portion of your net premium payments and transfer Accumulated Value to our Fixed Account. Amounts allocated to the Fixed Account become part of our General Account, which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the Fixed Account nor any interest therein is generally subject to the provisions of these Acts and, as a result, the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus. For more details regarding the Fixed Account, see the Policy itself.

GENERAL DESCRIPTION

  Amounts allocated to the Fixed Account become part of our General Account which consists of all assets owned by us other than those in the Separate Account and our other separate accounts. Subject to applicable law, we have sole discretion over the investment of the assets of our General Account.

  You may elect to allocate net premium payments to the Fixed Account, the Separate Account, or both. You may also transfer Accumulated Value from the Variable Accounts to the Fixed Account, or from the Fixed Account to the Variable Accounts, subject to the limitations described below. We guarantee that the Accumulated Value in the Fixed Account will be credited with a minimum interest rate of .32737% per month, compounded monthly, for a minimum effective annual rate of 4%. Such interest will be paid regardless of the actual investment experience of the Fixed Account. In addition, we may in our sole discretion declare current interest in excess of the 4%, which will be guaranteed for one year. (The portion of your Accumulated Value that has been used to secure Policy Debt will be credited with an interest rate of .32737% per month, compounded monthly, for an effective annual rate of 4%.)

  We bear the full investment risk for the Accumulated Value allocated to the Fixed Account.

DEATH BENEFIT

  The death benefit under the Policy will be determined in the same fashion for an Owner who has Accumulated Value in the Fixed Account as for an Owner who has Accumulated Value in the Variable Accounts. The death benefit under Option A will be equal to the Face Amount of the Policy or, if greater, Accumulated Value multiplied by a death benefit percentage. Under Option B, the death benefit will be equal to the Face Amount of the Policy plus the Accumulated Value or, if greater, Accumulated Value multiplied by a death benefit percentage. See "Death Benefit".

POLICY CHARGES

  Policy charges will be the same whether you allocate net premiums or transfer Accumulated Value to the Fixed Account or allocate net premiums to the Variable Accounts. These charges consist of the premium load, including the sales load and state and local premium tax charge; the deductions from Accumulated Value, including the charges for the cost of insurance, administrative charge, mortality and expense risk charge, the charge for any optional insurance benefits added by rider, any death benefit change charge; and the surrender charge, including the underwriting surrender charge and the sales surrender charge. Any amounts that we pay for income taxes allocable to the Variable Accounts will not be charged against the Fixed Account. In addition, the operating expenses of the Variable Accounts, as well as the investment advisory fee charged by the Fund, will not be paid directly or indirectly by you to the extent the Accumulated Value is allocated to the Fixed Account; however, to such extent you will not participate in the investment experience of the Variable Accounts.

TRANSFERS, SURRENDERS, WITHDRAWALS, AND POLICY LOANS

  Amounts may be transferred after the Free-Look Period from the Variable Accounts to the Fixed Account and from the Fixed Account to the Variable Accounts, subject to the following limitations. No transfer may be made if the Policy is in a Grace Period and the required premium has not been paid. You may not make more than one transfer from the Fixed Account to the Variable Accounts in any 12-month period. Further, you may not transfer more than the greater of 25% of your Accumulated Value in the Fixed Account or $5,000 in any year. Currently there is no charge imposed upon transfers; however, we reserve the right to assess such a charge in the future and to impose other limitations on the number of transfers, the amount of transfers, and the amount remaining in the Fixed Account or Variable Accounts after a transfer. Transfers from the Variable Accounts to the Fixed Account may be made in the Policy Month preceding a Policy Anniversary, except that if you reside in Connecticut, Georgia, Maryland, North Carolina, North Dakota or Pennsylvania may make such a transfer at any time during the first 18 Policy Months.

  You may also make full surrenders, Preferred Withdrawals and Partial Withdrawals from the Fixed Account to the same extent as an Owner who has invested in the Variable Accounts. See "Surrender" and "Preferred and Partial Withdrawal Benefits". You may borrow up to the greater of (1) 90% of the Accumulated Value in the Variable Accounts and 100% of the Accumulated Value in the Fixed Account, less any surrender charges that would have been imposed if your Policy were surrendered on the date the loan is taken or (2) 100% of the product of (a X b/c - d) where (a) equals your Policy's Accumulated Value less any surrender charge that would be imposed if your Policy were surrendered on the date the loan is taken and less 12 times the current monthly deduction; (b) equals 1 plus the annual loan interest rate credited;
(c) equals 1 plus the annual loan interest rate currently charged; and (d) equals any existing policy Debt. See "Policy Loans". Transfers, surrenders, and withdrawals payable from the Fixed Account, and the payment of Policy loans allocated to the Fixed Account, may be delayed for up to six months.

                             MORE ABOUT THE POLICY

OWNERSHIP

  The Policy Owner is the individual named as such in the application or in any later change shown in our records. While the Insured is living, the Policy Owner alone has the right to receive all benefits and exercise all rights that the Policy grants or we allow.

  Joint Owners. If more than one person is named as Policy Owner, they are joint Owners. Any Policy transaction requires the signature of all persons named jointly. Unless otherwise provided, if a joint Owner dies, ownership passes to the surviving joint Owner(s). When the last joint Owner dies, ownership passes through that person's estate, unless otherwise provided.

BENEFICIARY

  The Beneficiary is the individual named as such in the application or any later change shown in our records. You may change the Beneficiary at any time during the life of the Insured by written request on forms provided by us, which must be received by us at our Home Office. The change will be effective as of the date this form is signed. Contingent and/or concurrent Beneficiaries may be designated. You may designate a permanent Beneficiary, whose rights under the Policy cannot be changed without his or her consent. Unless otherwise provided, if no designated Beneficiary is living upon the death of the Insured, you are the Beneficiary, if living; otherwise your estate is the Beneficiary.

  We will pay the death benefit proceeds to the Beneficiary. Unless otherwise provided, in order to receive proceeds at the Insured's death, the Beneficiary must be living at the time of the Insured's death.

EXCHANGE OF INSURED

  After the first Policy Year and subject to our approval, you may exchange the named Insured on the Policy upon written application, evidence of insurability satisfactory to us, and payment of a charge of $100. The exchange is effective the first Monthly Payment Date on or after the exchange is approved. Coverage on the new Insured will become effective on the exchange date. Coverage on the current Insured will terminate on the day preceding the exchange date. The Policy Date will not be changed unless the new Insured was born after the Policy Date. In such case, the Policy Date will be changed to the Policy anniversary on or next following the birth date of the new Insured. The cost of insurance charge will be based on the new Insured's Age and underwriting class.

  We reserve the right to disallow a requested exchange of the named Insured, and will not permit a requested exchange, among other reasons, (1) if compliance with the guideline premium limitations under tax law resulting from the exchange of Insured would result in the immediate termination of the Policy, or (2) if, to effect the requested exchange of Insured, payments to you would have to be made from Accumulated Value for compliance with the guideline premium limitations, and the amount of such payments would exceed the Net Cash Surrender Value under the Policy.

  A fee of $100 will be charged to cover the costs of processing the exchange of Insured. This amount will not be credited to or deducted from Accumulated Value but must be paid directly to us by you before the request for an exchange of Insured will be processed.

THE CONTRACT

  This Policy is a contract between the Owner and Pacific Mutual Life. The entire contract consists of the Policy, a copy of the initial application, all subsequent applications to change the Policy, any endorsements, any Riders, and all additional Policy information sections (specification pages) added to the Policy.

PAYMENTS

  We ordinarily will pay death benefit proceeds, Net Cash Surrender Value on surrender, Preferred Withdrawals, Partial Withdrawals, and loan proceeds based on allocations made to the Variable Accounts, and will effect a transfer between Variable Accounts or from a Variable Account to the Fixed Account within seven days after we receive all the information needed to process a payment or transfer or, if sooner, any other period required by law.

  However, we can postpone the calculation or payment of such a payment or transfer of amounts based on investment performance of the Variable Accounts if:

  . The New York Stock Exchange is closed on other than customary weekend and holiday closing or trading on the New York Stock Exchange is restricted as determined by the SEC; or

  . An emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of a Variable Account's net assets; or

  . The SEC by order permits postponement for the protection of Policy
    Owners.

ASSIGNMENT

  You may assign a Policy as collateral security for a loan or other obligation. No assignment will bind us unless the original, or a copy, is received and recorded by our Home Office. An assignment does not change the ownership of the Policy. However, after an assignment, the rights of any Owner or Beneficiary will be subject to the assignment. The entire Policy, including any attached payment option, Endorsement or Rider, will be subject to the assignment. We will not be responsible for the validity of any assignment. Unless otherwise provided, the assignee may exercise all rights this Policy grants except (a) the right to change the Policy Owner or Beneficiary; and (b) the right to elect a payment option. Assignment of a Policy that is a modified endowment contract may generate taxable income. (See "Federal Income Tax Considerations".)

ERRORS ON THE APPLICATION

  If the Age or sex of the Insured has been misstated, the death benefit under your Policy will be the greater of that which would be purchased by the most recent cost of insurance charge at the correct Age and sex, or the death benefit derived by multiplying Accumulated Value by the death benefit percentage for the correct Age and sex. If the Insured's Age or sex is misstated in the application, the Accumulated Value will be modified by recalculating all prior cost of insurance charges and other monthly deductions based on the correct Age and sex. If unisex cost of insurance rates apply, no adjustment will be made for a misstatement of sex. See "Cost of Insurance".

INCONTESTABILITY

  We may contest the validity of your Policy if any material misstatements are made in the application. However, your Policy will be incontestable after the expiration of the following: the initial Face Amount cannot be contested after your Policy has been in force during the Insured's lifetime for two years from the Policy Date; if the Insured is changed, your Policy cannot be contested after it has been in force during the new Insured's lifetime for two years from the effective date of the exchange; and an increase in the Face Amount cannot be contested after the increase has been in force during an Insured's lifetime for two years from its effective date.

PAYMENT IN CASE OF SUICIDE

  If the Insured dies by suicide, while sane or insane, within two years from the Policy Date, we will limit the death benefit proceeds to the premium payments less any withdrawal amounts and less any Policy Debt. If the Insured has been changed and the new Insured dies by suicide, while sane or insane, within two years of the exchange date, the death benefit proceeds will be limited to your Net Cash Surrender Value as of the exchange date, plus the premiums paid since the exchange date, less the sum of any increases in Debt, withdrawal amounts, and any dividends paid in cash since the exchange date. If an Insured dies by suicide, while sane or insane, within two years of the effective date of any increase in the Face Amount, we will refund the cost of insurance charges made with respect to such increase.

PARTICIPATING

  The Policy is participating and will share in our surplus earnings. However, the current dividend scale is zero and we do not anticipate that dividends will be paid. Any dividends that do become payable will be paid in cash.

POLICY ILLUSTRATIONS

  Upon request, we will send you an illustration of future benefits under your Policy based on both guaranteed and current cost factor assumptions. However, we reserve the right to charge a $25 fee for requests for illustrations in excess of one per Policy Year.

PAYMENT PLAN

  Maturity, surrender, or withdrawal benefits may be used to purchase a payment plan providing monthly income for the lifetime of the Insured, and death benefit proceeds may be used to purchase a payment plan providing monthly income for the lifetime of the Beneficiary. The monthly payments consisting of proceeds plus interest will be paid in equal installments for at least ten years. The purchase rates for the payment plan are guaranteed not to exceed those shown in your Policy, but current rates that are lower (i.e., providing greater income) may be established by us from time to time. This benefit is not available if the income would be less than $25 a month. Maturity, surrender, or withdrawal benefits or death benefit proceeds may be used to purchase any other payment plan that we make available at that time.

OPTIONAL INSURANCE BENEFITS AND OTHER POLICIES

  At the time you complete the application for a Policy and subject to certain requirements, you may elect to add one or more Riders to the Policy as optional insurance benefits (subject to approval of state insurance authorities). These optional benefits are: additional insurance coverage for the accidental death of the Insured (Accidental Death Rider); term insurance on the Insured's children (Children's Term Rider); annual renewal term insurance on the Insured or any member of his or her immediate family (Annual Renewable Term Rider); added protection benefit on the Insured (Added Protection Benefit Rider); the right to purchase additional insurance on the Insured's life on certain specified dates without proof of insurability (Guaranteed Insurability Rider); additional protection in the event of a disability (Waiver of Charges Rider); or early payment of coverage if the Insured is diagnosed with a terminal illness (Accelerated Living Benefit Rider). The cost of any additional insurance benefits will be deducted as part of the monthly deduction against Accumulated Value. See "Charges and Deductions". The amounts of these benefits are fully guaranteed at issue. Certain restrictions may apply and are described in the applicable Rider. Under certain circumstances, a Policy can be combined with an annual renewable term insurance rider (or added protection benefit rider) to result in a combined coverage amount equal to the same Face Amount that could be acquired under a single Policy. Combining a Policy and such a benefit will result in certain charges, including a surrender charge and possibly cost of insurance charges, for the Policy that are lower than for the single Policy providing the same coverage amount. We offer other variable life insurance policies that provide insurance protection on the life of a single insured or on the lives of two insureds, whose loads and charges may vary. An insurance agent authorized to sell the Policy can describe these extra benefits further. Samples of the provisions for the extra optional benefits are available from us upon written request.

LIFE INSURANCE RETIREMENT PLANS

  Any Policy Owners or applicants who wish to consider using the Policy as a funding vehicle for (non-qualified) retirement purposes may obtain additional information from us. An Owner could pay premiums under a Policy for a number of years, and upon retirement, could utilize a Policy's loan and partial withdrawal features to access Accumulated Value as a source of retirement income for a period of time. This use of a Policy does not alter an Owner's rights or our obligations under a Policy; the Policy would remain a life insurance contract that, so long as it remains in force, provides for a death benefit payable when the Insured dies.

  Ledger illustrations are available upon request that portray how the Policy can be used as a funding mechanism for (non-qualified) retirement plans, referred to herein as "life insurance retirement plans," for individuals. Ledger illustrations provided upon request show the effect on Accumulated Value, Net Cash Surrender Value, and the net death benefit of premiums paid under a Policy and Partial Withdrawals and loans taken for retirement income; or reflecting allocation of premiums to specified Variable Accounts. This information will be portrayed at hypothetical rates of return that are requested. Charts and graphs presenting the results of the ledger illustrations or a comparison of retirement strategies will also be furnished upon request. Any graphic presentations and retirement strategy charts must be accompanied by a corresponding ledger illustration; ledger illustrations must always include or be accompanied by comparable information that is based on guaranteed cost of insurance rates and that presents a hypothetical gross rate of return of 0%. Retirement illustrations will not be furnished with a hypothetical gross rate of return in excess of 12%.

  The hypothetical rates of return in ledger illustrations are illustrative only and should not be interpreted as a representation of past or future investment results. Policy values and benefits shown in the ledger illustrations would be different if the gross annual investment rates of return were different from the hypothetical rates portrayed, if premiums were not paid when due, and loan interest was paid when due. Withdrawals or loans may have an adverse effect on Policy benefits.

RISKS OF LIFE INSURANCE RETIREMENT PLANS

  Using your Policy as a funding vehicle for retirement income purposes presents several risks, including the risk that if your Policy is insufficiently funded in relation to the income stream from your Policy, your Policy can lapse prematurely and result in significant income tax liability to you in the year in which the lapse occurs. Other risks associated with borrowing from your Policy also apply. Loans will be automatically repaid from the gross death benefit at the death of the Insured, resulting in the estimated payment to the Beneficiary of the net death benefit, which will be less than the gross death benefit and may be less than the Face Amount. Upon surrender or maturity, the loan will be automatically repaid, resulting in the payment to you of the Net Surrender Value. Similarly, upon lapse, the loan will be automatically repaid. The automatic repayment of the loan upon maturity, lapse, or surrender will cause the recognition of taxable income to the extent that Net Surrender Value plus the amount of the repaid loan exceeds your basis in the Policy. Thus, under certain circumstances, maturity, surrender, or lapse of your Policy could result in tax liability to you. In addition, to reinstate a lapsed Policy, you would be required to make certain payments as described under "Reinstatement". Thus, you should be careful to fashion a life insurance retirement plan so that your Policy will not lapse prematurely under various market scenarios as a result of withdrawals and loans taken from your Policy.

  Your Policy will lapse if your Accumulated Value less Policy Debt is insufficient to cover the current monthly deduction on any Monthly Payment Date, and a Grace Period expires without you making a sufficient payment. To avoid lapse of your policy, it is important to fashion a payment stream that does not leave your Policy with insufficient Accumulated Value. Determinations as to the amount to withdraw or borrow each year warrant careful consideration. Careful consideration should also be given to any assumptions respecting the hypothetical rate of return, to the duration of withdrawals and loans, and to the amount of Accumulated Value that should remain in your Policy upon its maturity. Poor investment performance can contribute to the risk that your Policy may lapse. In addition, the cost of insurance generally increases with the Age of the Insured, which can further erode existing Accumulated Value and contribute to the risk of lapse.

  Further, interest on a Policy loan is due to us for any Policy Year on the Policy Anniversary. If this interest is not paid when due, it is added to the amount of the outstanding Policy Debt, and interest will begin accruing thereon from that date. This can have a compounding effect, and to the extent that the outstanding loan balance exceeds your basis in the Policy, the amounts attributable to interest due on the loans can add to your federal (and possibly state) income tax liability.

  You should consult with your financial advisers in designing a life insurance retirement plan that is suitable. Further, you should continue to monitor the Accumulated Value net of loans remaining in a Policy to assure that the Policy is sufficiently funded to continue to support the desired income stream and so that it will not lapse. In this regard, you should consult your periodic statements to determine the amount of their remaining Accumulated Value minus the outstanding loan balance. Illustrations showing the effect of charges under the Policy upon existing Accumulated Value or the effect of future withdrawals or loans upon the Policy's Accumulated Value and death benefit are available from your agent. Consideration should be given periodically to whether the Policy is sufficiently funded so that it will not lapse prematurely.

  Because of the potential risks associated with borrowing from a Policy, use of the Policy in connection with a life insurance retirement plan may not be suitable for all Policy Owners. These risks should be carefully considered before borrowing from the Policy to provide an income stream.

DISTRIBUTION OF THE POLICY

  Pacific Mutual Distributors, Inc. ("PMD") is principal underwriter (distributor) of the Policies. PMD is registered as a broker-dealer with the SEC and is a member of the National Association of Securities Dealers ("NASD"). We pay PMD for acting as principal underwriter under a Distribution Agreement. PMD is a wholly-owned subsidiary of ours. PMD's principal business address is 700 Newport Center Drive, Newport Beach, California 92660.

  We and PMD have sales agreements with various broker-dealers under which the Policy will be sold by registered representatives of the broker-dealers. The registered representatives are required to be authorized under applicable state regulations to sell variable life insurance. The broker-dealers are required to be registered with the SEC and members of the NASD. We pay compensation directly to broker-dealers for promotion and sales of the Policy. The compensation payable to a broker-dealer for sales of the Policy may vary with the Sales Agreement, but is not expected to exceed 90% of expected first year premiums commissions, 4% of premiums paid through the 10th Policy Year and 2% premiums paid thereafter. Broker-dealers may also receive annual renewal compensation of up to .20% of Accumulated Value less Policy Debt, depending upon the circumstances. The annual renewal compensation will be computed monthly and payable starting on the fifth or the tenth Policy Year, depending upon the circumstances. In addition, we may also pay override payments, expense allowances, bonuses, wholesaler fees, and training allowances. Registered representatives earn commissions from the broker-dealers with whom they are affiliated for selling our Policies. Compensation arrangements vary among broker-dealers. In addition, registered representatives who meet specified production levels may qualify, under sales incentive programs adopted by us, to receive non-cash compensation such as expense-paid trips, expense-paid educational seminars and merchandise and may elect to receive compensation on a deferred basis. We make no separate deductions, other than as previously described, from premiums to pay sales commissions or sales expenses.

                      MORE ABOUT PACIFIC MUTUAL LIFE

MANAGEMENT

  Our directors and officers are listed below together with information as to their principal occupations during the past five years and certain other current affiliations. Unless otherwise indicated, the business address of each director and officer is c/o Pacific Mutual Life Insurance Company, 700 Newport Center Drive, Newport Beach, California 92660.

       NAME AND POSITION                    PRINCIPAL OCCUPATION LAST FIVE YEARS
       -----------------                    ------------------------------------
Thomas C. Sutton                Director, Chairman of the Board and Chief Executive Officer
Director, Chairman of            of Pacific Mutual Life; Equity Board Member of PIMCO
the Board and                    Advisors L.P.; Director of: Newhall Land & Farming; The
Chief Executive Officer          Irvine Company; The Edison Company; Pacific Corinthian Life
                                 Insurance Company; similar positions with other
                                 subsidiaries of Pacific Mutual Life.
Glenn S. Schafer                Director (since November 1994) and President of Pacific
Director and President           Mutual Life, January 1995 to present; Executive Vice
                                 President and Chief Financial Officer of Pacific Mutual
                                 Life, April 1991 to January 1995; Equity Board Member of
                                 PIMCO Advisors L.P.; Director of Pacific Corinthian Life
                                 Insurance Company; similar positions with other
                                 subsidiaries of Pacific Mutual Life.


Richard M. Ferry                Director of Pacific Mutual Life; President, Director and
Director                         Chairman of Korn/ Ferry International; Director of: Avery
                                 Dennison Corporation; ConAm Management; First Business
                                 Bank; Mullin Consulting, Inc.; Northwestern Restaurants,
                                 Inc.; Dole Food Co. Address: 1800 Century Park East, Suite
                                 900, Los Angeles, California 90067.
Donald E. Guinn                 Director of Pacific Mutual Life; Chairman Emeritus and
Director                         Director of Pacific Telesis Group; Director of: The Dial
                                 Corp.; Bank of America NT & SA; BankAmerica Corporation.
                                 Address: Pacific Telesis Center, 130 Kearny Street, Room
                                 3704, San Francisco, California 94108-4818.
Ignacio E. Lozano, Jr.          Director of Pacific Mutual Life; Chairman and former Editor-
Director                         in-Chief of La Opinion; Director of: BankAmerica
                                 Corporation; Bank of America NT&SA; The Walt Disney
                                 Company; Pacific Enterprises. Address: 411 West Fifth
                                 Street, 12th Floor, Los Angeles, California 90013.

       NAME AND POSITION                    PRINCIPAL OCCUPATION LAST FIVE YEARS
       -----------------                    ------------------------------------
Charles A. Lynch                Director of Pacific Mutual Life; Chairman and former Chief
Director                         Executive Officer of Fresh Choice, Inc.; Director of:
                                 Nordstrom, Inc.; PST Vans, Inc.; SRI International, Inc.;
                                 Age Wave; Bojangles Acquisition Corp.; Cucina Holdings,
                                 Inc.; KRh' Thermal Systems; La Salsa Restaurants; Mid
                                 Peninsula Bank; Chairman of Market Value Partners Company.
                                 Address: 2901 Tasman Drive, Suite 109, Santa Clara,
                                 California 95054-1169.
Dr. Allen W. Mathies, Jr.       Director of Pacific Mutual Life; Director and President
Director                         Emeritus of Huntington Memorial Hospital; Director of
                                 Occidental College; former President and Chief Executive
                                 Officer of Huntington Memorial Hospital. Address: 314
                                 Arroyo Drive, South Pasadena, California 91030.
Charles D. Miller               Director of Pacific Mutual Life; Director, Chairman, and
Director                         Chief Executive Officer of Avery Dennison Corporation;
                                 Director of: Great Western Financial Corporation;
                                 Korn/Ferry International; Nationwide Health Properties,
                                 Inc.; Edison International. Address: 150 North Orange Grove
                                 Boulevard, Pasadena, California 91103.
Donn B. Miller                  Director of Pacific Mutual Life; President, and Chief
Director                         Executive Officer of Pearson-Sibert Oil Co. of Texas;
                                 Director of: The Irvine Company; Automobile Club of
                                 Southern California; St. John's Hospital & Health Center
                                 Foundation; former Senior Partner with the law firm of
                                 O'Melveny & Meyers. Address: 136 El Camino, Suite 216,
                                 Beverly Hills, California 90212.
Jacqueline C. Morby             Director of Pacific Mutual Life, February 1996 to present;
Director                         Managing Director and former Partner of TA Associates,
                                 Inc., Director of: Ontrack Data International, Inc.; ANSYS,
                                 Inc.; Pivot Point, Inc.; R&D Systems, Inc.; Axent Inc.
                                 Address: 116 Woodland Road, Pittsburgh, Pennsylvania 15232.
J. Fernando Niebla              Director of Pacific Mutual Life, May 1995 to present; Vice
Director                         Chairman and Director of Infotec Commercial Systems, for-
                                 merly Infotec Development, Inc.; Director of Union Bank of
                                 California. Address: 3611 South Harbor Boulevard, Suite
                                 260, Santa Ana, California 92704.
Susan Westerberg Prager         Director of Pacific Mutual Life; Dean of the UCLA School of
Director                         Law at the University of California at Los Angeles; Direc-
                                 tor of Lucille Salter Packard Children's Hospital of Stan-
                                 ford. Address: 405 Hilgard Avenue, Room 3374, Los Angeles,
                                 California 90095-1476.
Richard M. Rosenberg            Director of Pacific Mutual Life, November 1995 to present;
Director                         Director, Chairman and Chief Executive Officer (Retired) of
                                 BankAmerica Corporation; Director of: Airborne Express Cor-
                                 poration; K-2 Incorporated; Northrop Grumman Corporation;
                                 Potlatch Corporation; Pacific Telesis Group. Address: 555
                                 California Street, 11th Floor, San Francisco, California
                                 94104.
James R. Ukropina               Director of Pacific Mutual Life; Partner with the law firm
Director                         of O'Melveny & Meyers; Director, former Chairman and Chief
                                 Executive Officer of Pacific Enterprises; Director of
                                 Lockheed Martin Corporation; Trustee of Stanford
                                 University. Address: 400 S. Hope Street, 16th Floor,
                                 Los Angeles, California 90071-2899.
Raymond L. Watson               Director of Pacific Mutual Life; Vice Chairman and Director
Director                         of The Irvine Company; Director of: The Walt Disney Compa-
                                 ny; The Mitchell
                                 Energy and Development Company; and The Tejon Ranch. Ad-
                                 dress:
                                 550 Newport Center Drive, 9th Floor, Newport Beach, Cali-
                                 fornia 92660.

       NAME AND POSITION                    PRINCIPAL OCCUPATION LAST FIVE YEARS
       -----------------                    ------------------------------------
Lynn C. Miller                  Executive Vice President, Individual Insurance, of Pacific
Executive Vice President         Mutual Life, January 1995 to present; Senior Vice
                                 President, Individual Insurance of Pacific Mutual Life,
                                 1989 to 1995.
David R. Carmichael             Senior Vice President and General Counsel of Pacific Mutual
Senior Vice President            Life; Director of: Pacific Corinthian Life Insurance
and General Counsel              Company; PM Group Life Insurance Company.
Audrey L. Milfs                 Vice President and Corporate Secretary of Pacific Mutual
Vice President                   Life; similar positions with other subsidiaries of Pacific
and Corporate Secretary          Mutual Life.
Edward Byrd                     Vice President and Controller of Pacific Mutual Life, August
Vice President and Controller    1992 to present; Vice President, Corporate Audit and
                                 Financial Planning of Pacific Mutual Life, November 1991 to
                                 June 1992.
Khanh T. Tran                   Senior Vice President and Chief Financial Officer of Pacific
Senior Vice President and        Mutual Life, June 1996 to present; Vice President and
Chief Financial Officer          Treasurer of Pacific Mutual, November 1991 to June 1996;
                                 Chief Financial Officer to other subsidiaries of Pacific
                                 Mutual Life.

  No officer or director listed above receives any compensation from the Separate Account. No separately allocable compensation has been paid by us or any of our affiliates to any person listed for services rendered to the Account.

STATE REGULATION

  We are subject to the laws of the state of California governing insurance companies and to regulation by the Commissioner of Insurance of California. In addition, we are subject to the insurance laws and regulations of the other states and jurisdictions in which we are licensed or may become licensed to operate. An annual statement in a prescribed form must be filed with the Commissioner of Insurance of California and with regulatory authorities of other states on or before March 1st in each year. This statement covers our operations for the preceding year and our financial condition as of December 31st of that year. Our affairs are subject to review and examination at any time by the Commissioner of Insurance or his agents, and subject to full examination of our operations at periodic intervals.

TELEPHONE TRANSFER AND LOAN PRIVILEGES

  You may request a transfer of Accumulated Value or a Policy Loan by telephone if a properly completed Authorization for Telephone Requests ("Telephone Authorization") has been filed at our Home Office. All or part of any telephone conversation with respect to transfer or loan instructions may be recorded by us. Telephone instructions received by us by 1:00 P.M. Pacific time, or the close of the New York Stock Exchange, if earlier, on any Valuation Date will be processed as of the end of that Valuation Date in accordance with your instructions (presuming that the Free-Look Period has expired). We reserve the right to deny any telephone transfer or loan request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), you might not be able to request transfers and loans by telephone and would have to submit written requests.

  We have established procedures to confirm that instructions communicated by telephone are genuine. Under the procedures, any person requesting a transfer by telephone must provide certain personal identification as requested by us, and we will send a written confirmation of all transfers requested by telephone within 7 days of the transfer. Upon your submission of a Telephone Authorization, you authorize us to accept and act upon telephone instructions for transfers or loans involving your Policy, and agree that neither we, any of our affiliates, Pacific Select Fund, nor any of our or their directors, trustees, officers, employees or agents, will be liable for any loss, damages, cost, or expense (including attorney's fees) arising out of any requests effected in accordance with the Telephone Authorization and believed by us to be genuine, provided that we have complied with our procedures. As a result of this policy on telephonic requests, you will bear the risk of loss arising from the telephone transfer and loan privileges.

LEGAL PROCEEDINGS

  There are no legal proceedings pending to which the Separate Account is a party, or which would materially affect the Separate Account.

LEGAL MATTERS

  Legal matters in connection with the issue and sale of the Policies described in this prospectus and our organization, our authority to issue the Policies under California law, and the validity of the forms of the Policies under California law have been passed on by our General Counsel.

  Legal matters relating to the federal securities and federal income tax laws have been passed upon by Dechert Price & Rhoads.

REGISTRATION STATEMENT

  A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all of the information set forth in the registration statement, as portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC's principal office in Washington, D.C., upon payment of the SEC's prescribed fees.

INDEPENDENT AUDITORS

  The audited consolidated financial statements for Pacific Mutual Life as of December 31, 1996 and 1995 and for the three years ended December 31, 1996 and the audited financial statements for Pacific Select Exec Separate Account as of December 31, 1996 and for the two years ended December 31, 1996 included in this prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

FINANCIAL STATEMENTS

  The audited financial statements of Pacific Select Exec Separate Account as of December 31, 1996 and for the two years then ended are set forth herein, starting on page 43. The audited consolidated financial statements of Pacific Mutual Life as of December 1996 and 1995 and for the three years ended December 31, 1996 are set forth herein starting on page 55.

  The financial statements of Pacific Mutual Life should be distinguished from the financial statements of the Pacific Select Exec Separate Account and should be considered only as bearing upon our ability to meet our obligations under the Policies.

                         INDEPENDENT AUDITORS' REPORT

The Board of Directors
Pacific Mutual Life Insurance Company

We have audited the accompanying statement of assets and liabilities of the Pacific Select Exec Separate Account (comprised of the Money Market, High Yield Bond, Managed Bond, Government Securities, Growth, Aggressive Equity, Growth LT, Equity Income, Multi-Strategy, Equity Index, International, Emerging Markets, Variable Account I, Variable Account II, Variable Account III, and Variable Account IV Variable Accounts) as of December 31, 1996 and the related statement of operations for the year then ended and statement of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective Variable Accounts constituting the Pacific Select Exec Separate Account as of December 31, 1996 and the results of their operations for the year then ended and the changes in their net assets for each of the two years then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Costa Mesa, California
February 14, 1997

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 1996
(IN THOUSANDS)

                                    HIGH
                          MONEY    YIELD   MANAGED  GOVERNMENT          AGGRESSIVE  GROWTH   EQUITY
                          MARKET    BOND     BOND   SECURITIES  GROWTH    EQUITY      LT     INCOME
                         VARIABLE VARIABLE VARIABLE  VARIABLE  VARIABLE  VARIABLE  VARIABLE VARIABLE
                         ACCOUNT  ACCOUNT  ACCOUNT   ACCOUNT   ACCOUNT   ACCOUNT   ACCOUNT  ACCOUNT
                         -------- -------- -------- ---------- -------- ---------- -------- --------
ASSETS
Investments:
 Money Market Portfolio
 (2,731 shares; cost
 $27,433)............... $ 27,430
 High Yield Bond
 Portfolio (2,609
 shares; cost $25,201)..          $ 25,937
 Managed Bond Portfolio
 (6,420 shares; cost
 $67,913)...............                   $ 69,000
 Government Securities
 Portfolio (754 shares;
 cost $7,723)...........                             $  7,830
 Growth Portfolio (5,590
 shares; cost $98,748)..                                       $119,910
 Aggressive Equity
 Portfolio (309 shares;
 cost $3,264)...........                                                 $  3,331
 Growth LT Portfolio
 (5,399 shares; cost
 $79,297)...............                                                           $ 89,067
 Equity Income Portfolio
 (4,199 shares; cost
 $71,762)...............                                                                    $ 85,860
Receivables:
 Due from Pacific Mutual
 Life Insurance Company.       94       55       46        51       130                           57
 Fund shares redeemed...                                                        3        20
                         -------- -------- --------  --------  --------  --------  -------- --------
TOTAL ASSETS............   27,524   25,992   69,046     7,881   120,040     3,334    89,087   85,917
                         -------- -------- --------  --------  --------  --------  -------- --------
LIABILITIES
Payables:
 Due to Pacific Mutual
 Life Insurance Company.                                                        3        20
 Fund shares purchased..       99       55       46        51       130                           57
                         -------- -------- --------  --------  --------  --------  -------- --------
TOTAL LIABILITIES.......       99       55       46        51       130         3        20       57
                         -------- -------- --------  --------  --------  --------  -------- --------
NET ASSETS.............. $ 27,425 $ 25,937 $ 69,000  $  7,830  $119,910  $  3,331  $ 89,067 $ 85,860
                         ======== ======== ========  ========  ========  ========  ======== ========

See Notes to Financial Statements.

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF ASSETS & LIABILITIES (CONTINUED)
DECEMBER 31, 1996
(IN THOUSANDS)

                          MULTI-    EQUITY    INTER-   EMERGING
                         STRATEGY    INDEX   NATIONAL   MARKETS
                         VARIABLE  VARIABLE  VARIABLE  VARIABLE  VARIABLE   VARIABLE   VARIABLE    VARIABLE
                          ACCOUNT   ACCOUNT   ACCOUNT   ACCOUNT  ACCOUNT I ACCOUNT II ACCOUNT III ACCOUNT IV
                         --------- --------- --------- --------- --------- ---------- ----------- ----------
ASSETS
Investments:
 Multi-Strategy
  Portfolio (5,365
  shares; cost $71,200). $  79,132
 Equity Index Portfolio
  (6,132 shares; cost
  $99,779)..............           $ 125,197
 International Portfolio
  (6,328 shares; cost
  $83,435)..............                     $  97,439
 Emerging Markets
  Portfolio (339 shares;
  cost $3,318)..........                               $   3,279
 Edinburgh Overseas
  Equity Portfolio (8
  shares; cost $77).....                                         $      77
 Turner Core Growth
  Portfolio (14 shares;
  cost $177)............                                                   $     167
 Frontier Capital
  Appreciation Portfolio
  (42 shares; cost
  $527).................                                                               $     522
 Enhanced U.S. Equity
  Portfolio (34 shares,
  cost $416)............                                                                          $     397
Receivables:
 Due from Pacific Mutual
  Life Insurance
  Company...............        64        45        95        19
 Dividends..............                                                           6          21         18
                         --------- --------- --------- --------- --------- ---------   ---------  ---------
TOTAL ASSETS............    79,196   125,242    97,534     3,298        77       173         543        415
                         --------- --------- --------- --------- --------- ---------   ---------  ---------
LIABILITIES
 Payables:
 Fund shares purchased..        64        45        95        19
                         --------- --------- --------- --------- --------- ---------   ---------  ---------
TOTAL LIABILITIES.......        64        45        95        19
                         --------- --------- --------- --------- --------- ---------   ---------  ---------
NET ASSETS.............. $  79,132 $ 125,197 $  97,439 $   3,279 $      77 $     173   $     543  $     415
                         ========= ========= ========= ========= ========= =========   =========  =========

See Notes to Financial Statements.

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996
(IN THOUSANDS)

                                    HIGH
                          MONEY    YIELD   MANAGED   GOVERNMENT          AGGRESSIVE  GROWTH    EQUITY
                          MARKET    BOND     BOND    SECURITIES  GROWTH    EQUITY      LT      INCOME
                         VARIABLE VARIABLE VARIABLE   VARIABLE  VARIABLE  VARIABLE  VARIABLE  VARIABLE
                         ACCOUNT  ACCOUNT  ACCOUNT    ACCOUNT   ACCOUNT  ACCOUNT(1) ACCOUNT   ACCOUNT
                         -------- -------- --------  ---------- -------- ---------- --------  --------
INVESTMENT INCOME
 Dividends.............. $ 1,359  $ 1,753  $ 4,145    $   490   $ 6,582   $     2   $   608   $ 3,386
                         -------  -------  -------    -------   -------   -------   -------   -------
NET INVESTMENT INCOME...   1,359    1,753    4,145        490     6,582         2       608     3,386
                         -------  -------  -------    -------   -------   -------   -------   -------
REALIZED AND UNREALIZED
 GAIN (LOSS)
 ON INVESTMENTS
 Net realized gain
  (loss) from security
  transactions..........      13      300     (203)        62     2,826      (958)    4,372       667
 Net unrealized
  appreciation
  (depreciation) on
  investments...........      58      144     (914)      (316)   12,466        67     5,509     8,024
                         -------  -------  -------    -------   -------   -------   -------   -------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS.........      71      444   (1,117)      (254)   15,292      (891)    9,881     8,691
                         -------  -------  -------    -------   -------   -------   -------   -------
NET INCREASE (DECREASE)
 IN NET ASSETS
 RESULTING FROM
 OPERATIONS............. $ 1,430  $ 2,197  $ 3,028    $   236   $21,874   $  (889)  $10,489   $12,077
                         =======  =======  =======    =======   =======   =======   =======   =======

See Notes to Financial Statements.

(1) Operations commenced during 1996 (See Note 1 to Financial Statements).

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 1996
(IN THOUSANDS)

                         MULTI-   EQUITY   INTER-   EMERGING
                        STRATEGY  INDEX   NATIONAL   MARKETS
                        VARIABLE VARIABLE VARIABLE  VARIABLE     VARIABLE       VARIABLE       VARIABLE        VARIABLE
                        ACCOUNT  ACCOUNT  ACCOUNT  ACCOUNT (1) ACCOUNT I (1) ACCOUNT II (1) ACCOUNT III (1) ACCOUNT IV (1)
                        -------- -------- -------- ----------- ------------- -------------- --------------- --------------
INVESTMENT INCOME
 Dividends............  $  4,627 $  3,825 $  1,980                              $      6       $     21       $      18
                        -------- -------- --------  --------     --------       --------       --------       ---------
NET INVESTMENT INCOME.     4,627    3,825    1,980                                     6             21              18
                        -------- -------- --------  --------     --------       --------       --------       ---------
REALIZED AND
 UNREALIZED GAIN
 (LOSS)
 ON INVESTMENTS
 Net realized gain
  (loss) from security
  transactions........       356    1,223      564  $     (3)                                         1
 Net unrealized
  appreciation
  (depreciation) on
  investments.........     2,459   14,294   12,594       (39)                        (10)            (6)            (19)
                        -------- -------- --------  --------     --------       --------       --------       ---------
NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON
 INVESTMENTS..........     2,815   15,517   13,158       (42)                        (10)            (5)            (19)
                        -------- -------- --------  --------     --------       --------       --------       ---------
NET INCREASE
 (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS...........  $  7,442 $ 19,342 $ 15,138  $    (42)    $      0       $     (4)      $     16       $      (1)
                        ======== ======== ========  ========     ========       ========       ========       =========

See Notes to Financial Statements.

(1) Operations commenced during 1996 (See Note 1 to Financial Statements).

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1996
(IN THOUSANDS)

                                     HIGH
                          MONEY     YIELD    MANAGED   GOVERNMENT           AGGRESSIVE   GROWTH    EQUITY
                          MARKET     BOND      BOND    SECURITIES  GROWTH     EQUITY       LT      INCOME
                         VARIABLE  VARIABLE  VARIABLE   VARIABLE  VARIABLE   VARIABLE   VARIABLE  VARIABLE
                         ACCOUNT   ACCOUNT   ACCOUNT    ACCOUNT   ACCOUNT   ACCOUNT (1) ACCOUNT   ACCOUNT
                         --------  --------  --------  ---------- --------  ----------- --------  --------
INCREASE (DECREASE) IN
 NET ASSETS
 FROM OPERATIONS
 Net investment income.. $  1,359  $  1,753  $  4,145   $    490  $  6,582   $      2   $    608  $  3,386
 Net realized gain
  (loss) from security
  transactions..........       13       300      (203)        62     2,826       (958)     4,372       667
 Net unrealized
  appreciation
  (depreciation) on
  investments...........       58       144      (914)      (316)   12,466         67      5,509     8,024
                         --------  --------  --------   --------  --------   --------   --------  --------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM  OPERATIONS.......    1,430     2,197     3,028        236    21,874       (889)    10,489    12,077
                         --------  --------  --------   --------  --------   --------   --------  --------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 POLICY TRANSACTIONS
 Transfer of net
  premiums..............   59,965     6,552    21,068      2,042    29,298        911     24,407    21,368
 Transfers--policy
  charges and
  deductions............   (3,056)   (1,528)   (2,686)      (580)   (7,697)      (146)    (5,343)   (4,205)
 Transfers in (from
  other variable
  accounts).............   64,487    12,323     8,787      2,504    54,635     11,133     48,532    18,530
 Transfers out (to other
  variable accounts).... (115,717)   (7,278)   (8,044)    (2,257)  (62,175)    (7,395)   (39,922)   (8,965)
 Transfers--other.......   (2,862)     (920)     (843)      (379)   (3,544)      (283)    (2,855)   (2,661)
                         --------  --------  --------   --------  --------   --------   --------  --------
NET INCREASE IN NET
 ASSETS DERIVED FROM
 POLICY TRANSACTIONS....    2,817     9,149    18,282      1,330    10,517      4,220     24,819    24,067
                         --------  --------  --------   --------  --------   --------   --------  --------
NET INCREASE IN NET
 ASSETS.................    4,247    11,346    21,310      1,566    32,391      3,331     35,308    36,144
NET ASSETS
 Beginning of year......   23,178    14,591    47,690      6,264    87,519                53,759    49,716
                         --------  --------  --------   --------  --------   --------   --------  --------
 End of year............ $ 27,425  $ 25,937  $ 69,000   $  7,830  $119,910   $  3,331   $ 89,067  $ 85,860
                         ========  ========  ========   ========  ========   ========   ========  ========

See Notes to Financial Statements.

(1) Operations commenced during 1996 (See Note 1 to Financial Statements).

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 1996
(IN THOUSANDS)

                         MULTI-    EQUITY    INTER-    EMERGING
                        STRATEGY   INDEX    NATIONAL    MARKETS
                        VARIABLE  VARIABLE  VARIABLE   VARIABLE     VARIABLE       VARIABLE       VARIABLE        VARIABLE
                        ACCOUNT   ACCOUNT   ACCOUNT   ACCOUNT (1) ACCOUNT I (1) ACCOUNT II (1) ACCOUNT III (1) ACCOUNT IV (1)
                        --------  --------  --------  ----------- ------------- -------------- --------------- --------------
INCREASE (DECREASE) IN
NET ASSETS
FROM OPERATIONS
 Net investment
 income...............  $  4,627  $  3,825  $  1,980                               $      6       $     21        $     18
 Net realized gain
 (loss) from security
 transactions.........       356     1,223       564   $     (3)                                         1
 Net unrealized
 appreciation
 (depreciation) on
 investments..........     2,459    14,294    12,594        (39)                        (10)            (6)            (19)
                        --------  --------  --------   --------     --------       --------       --------        --------
NET INCREASE
(DECREASE) IN NET
ASSETS RESULTING FROM
OPERATIONS............     7,442    19,342    15,138        (42)                         (4)            16              (1)
                        --------  --------  --------   --------     --------       --------       --------        --------
INCREASE (DECREASE) IN
NET ASSETS FROM
POLICY TRANSACTIONS
 Transfer of net
 premiums.............    22,669    31,284    26,068        549                                          7
 Transfers--policy
 charges and
 deductions...........    (3,698)   (5,239)   (5,477)       (77)    $     (1)            (1)            (5)             (2)
 Transfers in (from
 other variable
 accounts)............     5,320    30,324    25,962      3,170           78            178            539             418
 Transfers out (to
 other variable
 accounts)............    (4,577)  (11,107)  (18,655)      (299)
 Transfers--other         (2,330)   (2,082)   (2,024)       (22)                                       (14)
                        --------  --------  --------   --------     --------       --------       --------        --------
NET INCREASE IN NET
ASSETS DERIVED FROM
POLICY TRANSACTIONS...    17,384    43,180    25,874      3,321           77            177            527             416
                        --------  --------  --------   --------     --------       --------       --------        --------
NET INCREASE IN NET
ASSETS................    24,826    62,522    41,012      3,279           77            173            543             415
NET ASSETS
 Beginning of year....    54,306    62,675    56,427
                        --------  --------  --------   --------     --------       --------       --------        --------
 End of year..........  $ 79,132  $125,197  $ 97,439   $  3,279     $     77       $    173       $    543        $    415
                        ========  ========  ========   ========     ========       ========       ========        ========

See Notes to Financial Statements.

(1) Operations commenced during 1996 (See Note 1 to Financial Statements).

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1995
(IN THOUSANDS)

                                         HIGH
                              MONEY     YIELD    MANAGED   GOVERNMENT
                              MARKET     BOND      BOND    SECURITIES  GROWTH
                             VARIABLE  VARIABLE  VARIABLE   VARIABLE  VARIABLE
                             ACCOUNT   ACCOUNT   ACCOUNT    ACCOUNT   ACCOUNT
                             --------  --------  --------  ---------- --------
INCREASE (DECREASE) IN NET
 ASSETS
 FROM OPERATIONS
 Net investment income...... $  1,418  $    944  $  2,208   $    294  $    656
 Net realized gain (loss)
  from security
  transactions..............       31       (92)     (141)       (41)   (1,046)
 Net unrealized appreciation
  on investments............       65     1,042     4,063        624    16,423
                             --------  --------  --------   --------  --------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS..    1,514     1,894     6,130        877    16,033
                             --------  --------  --------   --------  --------
INCREASE (DECREASE) IN NET
 ASSETS FROM POLICY
 TRANSACTIONS
 Transfer of net premiums...   72,942     5,029     7,113      1,962    25,318
 Transfers--policy charges
  and deductions*...........   (3,157)   (1,065)   (1,983)      (490)   (6,369)
 Transfers in (from other
  variable accounts)........   29,120     7,781    15,186      2,845    30,352
 Transfers out (to other
  variable accounts)........ (110,816)   (6,185)   (2,813)    (2,390)  (22,297)
 Transfers--other*..........   (1,021)     (242)     (508)      (449)   (2,935)
                             --------  --------  --------   --------  --------
NET INCREASE (DECREASE) IN
 NET ASSETS DERIVED FROM
 POLICY TRANSACTIONS........  (12,932)    5,318    16,995      1,478    24,069
                             --------  --------  --------   --------  --------
NET INCREASE (DECREASE) IN
 NET ASSETS.................  (11,418)    7,212    23,125      2,355    40,102
NET ASSETS
 Beginning of year..........   34,596     7,379    24,565      3,909    47,417
                             --------  --------  --------   --------  --------
 End of year................ $ 23,178  $ 14,591  $ 47,690   $  6,264  $ 87,519
                             ========  ========  ========   ========  ========

* Prior year amounts have been reclassified to conform with current year presentation.

See Notes to Financial Statements.

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 1995
(IN THOUSANDS)

                              GROWTH    EQUITY    MULTI-    EQUITY    INTER-
                                LT      INCOME   STRATEGY   INDEX    NATIONAL
                             VARIABLE  VARIABLE  VARIABLE  VARIABLE  VARIABLE
                             ACCOUNT   ACCOUNT   ACCOUNT   ACCOUNT   ACCOUNT
                             --------  --------  --------  --------  --------
INCREASE IN NET ASSETS
 FROM OPERATIONS
 Net investment income...... $  3,592  $    577  $  1,401  $  1,015  $  1,070
 Net realized gain from se-
  curity transactions.......    1,225       785        71     2,069       574
 Net unrealized appreciation
  on investments............    3,892     7,737     7,406    10,698     2,646
                             --------  --------  --------  --------  --------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS..    8,709     9,099     8,878    13,782     4,290
                             --------  --------  --------  --------  --------
INCREASE (DECREASE) IN NET
 ASSETS FROM POLICY
 TRANSACTIONS
 Transfer of net premiums...   12,930    13,169    14,278    11,713    16,778
 Transfers--policy charges
  and deductions*...........   (2,765)   (2,773)   (2,760)   (2,873)   (3,967)
 Transfers in (from other
  variable accounts)........   32,699    16,222     5,601    17,636    25,476
 Transfers out (to other
  variable accounts)........   (8,074)   (4,940)   (2,670)   (6,615)  (16,093)
 Transfers--other*..........   (1,148)   (1,283)   (1,192)   (1,361)   (1,211)
                             --------  --------  --------  --------  --------
NET INCREASE IN NET ASSETS
 DERIVED FROM POLICY TRANS-
 ACTIONS....................   33,642    20,395    13,257    18,500    20,983
                             --------  --------  --------  --------  --------
NET INCREASE IN NET ASSETS..   42,351    29,494    22,135    32,282    25,273
NET ASSETS
 Beginning of year..........   11,408    20,222    32,171    30,393    31,154
                             --------  --------  --------  --------  --------
 End of year................ $ 53,759  $ 49,716  $ 54,306  $ 62,675  $ 56,427
                             ========  ========  ========  ========  ========

*Prior year amounts have been reclassified to conform with current year presentation.

See Notes to Financial Statements.

                     PACIFIC SELECT EXEC SEPARATE ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

  The Pacific Select Exec Separate Account (the "Separate Account") is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and during 1996 was comprised of sixteen subaccounts called Variable Accounts: the Money Market Variable Account, the High Yield Bond Variable Account, the Managed Bond Variable Account, the Government Securities Variable Account, the Growth Variable Account, the Aggressive Equity Variable Account, the Growth LT Variable Account, the Equity Income Variable Account, the Multi-Strategy Variable Account, the Equity Index Variable Account, the International Variable Account, the Emerging Markets Variable Account, and the Variable Accounts I through IV. The assets in each of the first twelve Variable Accounts are invested in shares of the corresponding portfolios of Pacific Select Fund and the assets of the last four Variable Accounts are invested in shares of corresponding portfolios of M Fund, Inc. (Collectively, the "Funds"). Each Variable Account pursues different investment objectives and policies. The financial statements of the Funds, including the portfolios of investments, are either included elsewhere in the report or provided separately and should be read in conjunction with the Separate Account's financial statements.

  The Separate Account has organized and registered with the Securities and Exchange Commission six new Variable Accounts, the Aggressive Equity Variable Account, the Emerging Markets Variable Account, Variable Account I, Variable Account II, Variable Account III, and Variable Account IV. The Aggressive Equity Portfolio and the Emerging Markets Portfolio commenced operations on April 8, 1996, Variable Account I and Variable Account III commenced operations on October 11, 1996, Variable Account II commenced operations on October 17, 1996, and Variable IV commenced operations on November 18, 1996.

  The Separate Account was established by Pacific Mutual Life Insurance Company ("Pacific Mutual") on May 12, 1988 and commenced operations on November 22, 1988. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of Pacific Mutual. The assets of the Separate Account will not be charged with any liabilities arising out of any other business conducted by Pacific Mutual, but the obligations of the Separate Account, including benefits related to variable life insurance, are obligations of Pacific Mutual.

  The Separate Account held by Pacific Mutual represents funds from individual flexible premium variable life policies. The assets of these accounts are carried at market value.

  The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

 A. Valuation of Investments

  Investments in shares of the Funds are valued at the reported net asset values of the respective portfolios. Valuation of securities held by the Funds is discussed in the notes to their financial statements.

 B. Security Transactions

  Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost.

 C. Federal Income Taxes

  The operations of the Separate Account will be reported on the Federal income tax return of Pacific Mutual, which is taxed as a life insurance company under the provisions of the Tax Reform Act of 1986. Under current tax law, no Federal income taxes are expected to be paid by Pacific Mutual with respect to the operations of the Separate Account.

2. DIVIDENDS

  During 1996, the Funds have declared dividends for each portfolio except for the Emerging Markets Portfolio. The amounts accrued by the Separate Account for its share of the dividends were reinvested in additional full and fractional shares of the related portfolio.

                     PACIFIC SELECT EXEC SEPARATE ACCOUNT

3. CHARGES AND EXPENSES

  With respect to variable life insurance policies funded by the Separate Account, Pacific Mutual makes certain deductions from premiums for sales load and state premium taxes before amounts are allocated to the Separate Account. Pacific Mutual also makes certain deductions from the net assets of each Variable Account for the mortality and expense risks Pacific Mutual assumes, administrative expenses, cost of insurance, charges for optional benefits and any sales and underwriting surrender charges. The operating expenses of the Separate Account are paid by Pacific Mutual.

4. RELATED PARTY AGREEMENT

  Pacific Mutual Distributors, Inc., a wholly-owned subsidiary of Pacific Mutual, is the principal underwriter of variable life insurance policies funded by interests in the Separate Account, and is compensated by Pacific Mutual.

5. SELECTED ACCUMULATION UNIT**INFORMATION

  Selected accumulation unit information for the year ended December 31, 1996 were as follows:

                                         HIGH
                             MONEY       YIELD      MANAGED    GOVERNMENT             AGGRESSIVE  GROWTH      EQUITY
                            MARKET       BOND        BOND      SECURITIES  GROWTH       EQUITY      LT        INCOME
                           VARIABLE    VARIABLE    VARIABLE     VARIABLE  VARIABLE     VARIABLE  VARIABLE    VARIABLE
                            ACCOUNT     ACCOUNT     ACCOUNT     ACCOUNT    ACCOUNT     ACCOUNT    ACCOUNT     ACCOUNT
                            -------     -------     -------     -------    -------     -------    -------     -------
ACCUMULATION UNIT
 VALUE:
 Beginning                  $   14.52   $   21.74   $   19.86    $ 19.28   $   23.89    $ 10.00   $   15.49   $   23.72
                            =========   =========   =========    =======   =========    =======   =========   =========
 Ending                     $   15.26   $   24.20   $   20.70    $ 19.85   $   29.53    $ 10.86   $   18.25   $   28.32
                            =========   =========   =========    =======   =========    =======   =========   =========
Number of Units
 Out-standing at
 End of Year             1,797,662   1,071,818   3,332,577    394,531   4,060,628    306,793   4,879,333   3,031,251

                       MULTI-     EQUITY     INTER-    EMERGING
                      STRATEGY     INDEX    NATIONAL   MARKETS
                      VARIABLE   VARIABLE   VARIABLE   VARIABLE VARIABLE   VARIABLE   VARIABLE    VARIABLE
                       ACCOUNT    ACCOUNT    ACCOUNT   ACCOUNT  ACCOUNT I ACCOUNT II ACCOUNT III ACCOUNT IV
                      --------   --------   --------   -------- --------- ---------- ----------- ----------
ACCUMULATION UNIT
 VALUE:
 Beginning            $   21.60  $   20.21  $   15.55  $ 10.00  $  10.00   $ 10.00    $  10.00    $ 10.00
                      =========  =========  =========  =======  =======    =======    =======     =======
 Ending               $   24.31  $   24.73  $   18.96  $  9.82  $  10.08   $ 10.18    $  10.46    $  9.97
                      =========  =========  =========  =======  =======    =======    =======     =======
Number of Units Out-
 standing
 at End of Year       3,255,044  5,062,679  5,140,103  333,810     7,649    17,011      51,927     41,571

--------
 ** Accumulation Unit: unit of measure used to calculate the value of a Contract Owner's interest in a Variable Account during the Accumulation Period

PACIFIC SELECT EXEC SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. POLICY OWNERS' COST OF INVESTMENT IN THE FUNDS SHARES
  The investment in the Funds shares are carried at identified cost, which represents the amount available for investment (including reinvested distributions of net investment income and realized gains). Total cost and market value of total Policy Owners' investments in the Funds as of December 31, 1996 were as follows (amounts in thousands):

                                   HIGH
                        MONEY     YIELD   MANAGED  GOVERNMENT                  AGGRESSIVE       GROWTH          EQUITY
                        MARKET     BOND     BOND   SECURITIES     GROWTH         EQUITY           LT            INCOME
                       VARIABLE  VARIABLE VARIABLE  VARIABLE     VARIABLE       VARIABLE       VARIABLE        VARIABLE
                       ACCOUNT   ACCOUNT  ACCOUNT    ACCOUNT      ACCOUNT     ACCOUNT (1)       ACCOUNT        ACCOUNT
                       --------  -------- -------- ----------- ------------- -------------- --------------- --------------
Total cost of invest-
ments at beginning of
year                   $ 23,106  $ 13,881 $ 45,342  $  5,877     $ 78,927                      $ 49,540        $ 43,643
Add: Total proceeds
from sales of units      79,532    13,771   23,511     2,711       36,760       $ 11,359         41,766          28,447
  Reinvested distri-
  butions from the
  Funds:
  (a) Net investment
  income                  1,359     1,593    3,180       352          455              2            608             841
  (b) Net realized
  gain                                160      965       138        6,127                                         2,541
                       --------  -------- --------  --------     --------       --------       --------        --------
       Sub-Total        103,997    29,405   72,998     9,078      122,269         11,361         91,914          75,476
Less: Cost of invest-
ments disposed during
the year                 76,564     4,204    5,085     1,355       23,521          8,097         12,617           3,714
                       --------  -------- --------  --------     --------       --------       --------        --------
Total cost of invest-
ments at end of year     27,433    25,201   67,913     7,723       98,748          3,264         79,297          71,762
Add: Unrealized ap-
preciation (deprecia-
tion)                        (3)      736    1,087       107       21,162             67          9,770          14,098
                       --------  -------- --------  --------     --------       --------       --------        --------
Total market value of
investments at end of
year                   $ 27,430  $ 25,937 $ 69,000  $  7,830     $119,910       $  3,331       $ 89,067        $ 85,860
                       ========  ======== ========  ========     ========       ========       ========        ========
                        MULTI-    EQUITY   INTER-   EMERGING
                       STRATEGY   INDEX   NATIONAL   MARKETS
                       VARIABLE  VARIABLE VARIABLE  VARIABLE     VARIABLE       VARIABLE       VARIABLE        VARIABLE
                       ACCOUNT   ACCOUNT  ACCOUNT  ACCOUNT (1) ACCOUNT I (1) ACCOUNT II (1) ACCOUNT III (1) ACCOUNT IV (1)
                       --------  -------- -------- ----------- ------------- -------------- --------------- --------------
Total cost of invest-
ments at beginning of
year                   $ 48,796  $ 51,564 $ 54,916
Add: Total proceeds
from sales of units      21,499    46,889   31,432  $  3,410     $     78       $    172       $    522        $    399
  Reinvested distri-
  butions from the
  Funds:
  (a) Net investment
  income                  1,796     1,856    1,980                                     1                              4
  (b) Net realized
  gain                    2,831     1,969                                              5             21              14
                       --------  -------- --------  --------     --------       --------       --------        --------
       Sub-Total         74,922   102,278   88,328     3,410           78            178            543             417
Less: Cost of invest-
ments disposed during
the year                  3,722     2,499    4,893        92            1              1             16               1
                       --------  -------- --------  --------     --------       --------       --------        --------
Total cost of invest-
ments at end of year     71,200    99,779   83,435     3,318           77            177            527             416
Add: Unrealized ap-
preciation (deprecia-
tion)                     7,932    25,418   14,004       (39)                        (10)            (5)            (19)
                       --------  -------- --------  --------     --------       --------       --------        --------
Total market value of
investments at end of
year                   $ 79,132  $125,197 $ 97,439  $  3,279     $     77       $    167       $    522        $    397
                       ========  ======== ========  ========     ========       ========       ========        ========

(1) Operations commenced during 1996 (See Note 1 to Financial Statements).

    INDEPENDENT AUDITORS' REPORT
    ----------------------------

    Pacific Mutual Life Insurance Company and Subsidiaries:

    We have audited the accompanying consolidated statements of financial position of Pacific Mutual Life Insurance Company and subsidiaries (the "Company") as of December 31, 1996 and 1995, and the related consolidated statements of operations and equity and cash flows for each of the three years in the period ended December 31, 1996. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Pacific Mutual Life Insurance Company and subsidiaries as of December 31, 1996 and 1995, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 1996 in conformity with generally accepted accounting principles.

    As discussed in Note 1 to the consolidated financial statements, the Company has adopted all applicable generally accepted accounting principles relating to mutual life insurance companies for all periods presented.


    DELOITTE & TOUCHE LLP

    Costa Mesa, California
    February 22, 1997

             Pacific Mutual Life Insurance Company and Subsidiaries

                 CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

                                                               December 31,
                                                              1996      1995
-------------------------------------------------------------------------------
                                                               (In Millions)
ASSETS
Investments:
  Securities available for sale at fair value:
    Fixed maturity securities                               $12,193.8 $11,359.2
    Equity securities                                           260.8     218.5
  Short-term investments                                         66.1     103.3
  Mortgage loans                                              1,477.3   1,346.2
  Real estate                                                   280.0     288.6
  Policy loans                                                3,131.8   2,793.3
  Other investments                                             208.0     214.6
-------------------------------------------------------------------------------
TOTAL INVESTMENTS                                            17,617.8  16,323.7
Cash and cash equivalents                                       109.0     286.1
Deferred policy acquisition costs                               531.5     391.1
Accrued investment income                                       202.5     198.8
Other assets                                                    462.4     416.5
Separate account assets                                       8,142.1   5,686.9
-------------------------------------------------------------------------------
TOTAL ASSETS                                                $27,065.3 $23,303.1
===============================================================================
LIABILITIES AND EQUITY
Liabilities:
  Universal life, annuity and other investment contract de-
   posits                                                   $13,877.4 $12,719.4
  Future policy benefits                                      2,442.0   2,378.9
  Policyholders' dividends payable                               64.5      65.3
  Borrowings                                                    120.5      83.0
  Surplus notes                                                 149.6     149.6
  Other liabilities                                             572.0     586.6
  Separate account liabilities                                8,142.1   5,686.9
-------------------------------------------------------------------------------
Total Liabilities                                            25,368.1  21,669.7
-------------------------------------------------------------------------------
Commitments and contingencies
Equity:
  Retained earnings                                           1,318.0   1,151.4
  Unrealized gain on available for sale securities, net         379.2     482.0
-------------------------------------------------------------------------------
Total Equity                                                  1,697.2   1,633.4
-------------------------------------------------------------------------------
TOTAL LIABILITIES AND EQUITY                                $27,065.3 $23,303.1
===============================================================================

See Notes to Consolidated Financial Statements

             Pacific Mutual Life Insurance Company and Subsidiaries

                CONSOLIDATED STATEMENTS OF OPERATIONS AND EQUITY

                                                    Years Ended December 31,
                                                     1996      1995     1994
-------------------------------------------------------------------------------
                                                         (In Millions)
REVENUES
Insurance premiums                                 $  465.4  $  458.5 $  455.9
Policy fees from universal life, annuity and
 other investment contract deposits                   348.6     309.0    280.0
Net investment income                               1,063.0   1,022.3    933.6
Net realized capital gains (losses)                    68.3      77.6     (2.1)
Investment management fees                             14.1      12.9    144.6
Other income                                          188.6     139.4    203.6
-------------------------------------------------------------------------------
TOTAL REVENUES                                      2,148.0   2,019.7  2,015.6
-------------------------------------------------------------------------------
BENEFITS AND EXPENSES
Interest credited to universal life, annuity and
 other investment contract deposits                   653.2     654.2    638.6
Policy benefits paid or provided                      664.7     668.5    590.2
Commission expenses                                   199.8     167.8    139.9
Operating expenses                                    350.0     308.3    433.8
-------------------------------------------------------------------------------
TOTAL BENEFITS AND EXPENSES                         1,867.7   1,798.8  1,802.5
-------------------------------------------------------------------------------
INCOME BEFORE PROVISION FOR INCOME TAXES              280.3     220.9    213.1
Provision for income taxes                            113.7      86.1    111.7
-------------------------------------------------------------------------------
NET INCOME                                            166.6     134.8    101.4
Equity, beginning of year                           1,633.4     809.3    942.8
Change in unrealized gain (loss) on available for
 sale securities, net                                (102.8)    689.3   (234.9)
-------------------------------------------------------------------------------
EQUITY, END OF YEAR                                $1,697.2  $1,633.4 $  809.3
===============================================================================

See Notes to Consolidated Financial Statements

             Pacific Mutual Life Insurance Company and Subsidiaries

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                  Years Ended December 31,
                                                  1996       1995       1994
--------------------------------------------------------------------------------
                                                        (In Millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                      $   166.6  $   134.8  $   101.4
Adjustments to reconcile net income to net
 cash provided by operating activities:
  Depreciation and amortization                      (1.4)     (30.4)     (28.3)
  Deferred income taxes                             (49.7)     (30.3)      26.2
  Net realized capital (gains) losses               (68.3)     (77.6)       2.1
  Deferred policy acquisition costs                (140.4)      48.8     (126.5)
  Interest credited to universal life, annuity
   and other investment contract deposits           653.2      654.2      638.6
  Change in accrued investment income                (3.7)     (16.1)      28.5
  Change in future policy benefits                   63.1       89.3       48.7
  Change in policyholders' dividends payable         (0.8)      (0.5)      (0.2)
  Change in other assets and liabilities            169.7      172.9      (51.2)
--------------------------------------------------------------------------------
NET CASH PROVIDED BY OPERATING ACTIVITIES           788.3      945.1      639.3
--------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES
Available for sale securities:
  Purchases                                      (4,525.0)  (3,001.3)  (4,376.9)
  Sales                                           2,511.0    1,940.3    2,690.3
  Maturities and repayments                       1,184.7      926.9    1,220.4
Held to maturity securities:
  Purchases                                                   (181.9)    (415.0)
  Sales                                                         62.3
  Maturities and repayments                                    111.0      202.2
Repayments of mortgage loans                        220.4      267.7      399.1
Proceeds from sales of mortgage loans and real
 estate                                              14.5       27.4       52.8
Purchases of mortgage loans and real estate        (414.3)    (244.7)    (237.7)
Distributions from partnerships                      78.8       49.0
Change in policy loans                             (338.5)    (389.8)    (349.7)
Change in short-term investments                     37.2      (66.7)     129.0
Other investing activity, net                      (120.1)    (121.1)      15.7
--------------------------------------------------------------------------------
NET CASH USED IN INVESTING ACTIVITIES            (1,351.3)    (620.9)    (669.8)
--------------------------------------------------------------------------------

(Continued)

See Notes to Consolidated Financial Statements

             Pacific Mutual Life Insurance Company and Subsidiaries

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                 Years Ended December 31,
(Continued)                                      1996       1995       1994
-------------------------------------------------------------------------------
                                                       (In Millions)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
  Deposits                                     $ 2,105.0  $ 1,437.9  $ 1,355.0
  Withdrawals                                   (1,756.6)  (1,774.2)  (1,376.0)
Net change in borrowings                            37.5      (43.8)      36.9
-------------------------------------------------------------------------------
NET CASH PROVIDED BY (USED IN) FINANCING
 ACTIVITIES                                        385.9     (380.1)      15.9
-------------------------------------------------------------------------------
Net change in cash and cash equivalents           (177.1)     (55.9)     (14.6)
Cash and cash equivalents, beginning of year       286.1      342.0      356.6
-------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS, END OF YEAR         $   109.0  $   286.1  $   342.0
===============================================================================
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMA-
 TION
Federal income taxes paid                      $   185.9  $    96.9  $    82.8
Interest paid                                  $    27.2  $    23.3  $    24.1
===============================================================================

See Notes to Consolidated Financial Statements

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

    DESCRIPTION OF BUSINESS

    Pacific Mutual Life Insurance Company ("Pacific Mutual Life") was established in 1868 and is organized under the laws of the State of California as a mutual life insurance company. Pacific Mutual Life conducts business in every state except New York.

    Pacific Mutual Life and its subsidiaries and affiliates have primary business operations which consist of life insurance, annuities, pension products, group employee benefits and investment management and advisory services. These primary business operations provide a broad range of life insurance, accumulation and investment products for individuals and businesses and offer a range of investment products to institutions and pension plans. Additionally, through its major subsidiaries and affiliates, Pacific Mutual Life provides a variety of group employee benefits, as well as investment management and advisory services.

    BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

    The accompanying consolidated financial statements of Pacific Mutual Life Insurance Company and subsidiaries (the "Company") have been prepared in accordance with generally accepted accounting principles ("GAAP") and include the accounts of Pacific Mutual Life and its wholly-owned insurance subsidiaries, Pacific Corinthian Life Insurance Company ("PCL"-
    Note 3), PM Group Life Insurance Company ("PM Group") and World-Wide Holdings Limited, and its noninsurance subsidiaries, Pacific Financial Asset Management Corporation ("PFAMCo"), Pacific Mutual Distributors, Inc. ("PMD"), Pacific Mutual Realty Finance, Inc., Pacific Mezzanine Associates, L.L.C. and MC Associates, LLC. All significant intercompany transactions and balances have been eliminated. Pacific Mutual Life prepares its regulatory financial statements based on accounting practices prescribed or permitted by the Insurance Department of the State of California. These consolidated financial statements differ from those followed in reports to regulatory authorities (Note 2).

    On December 21, 1995, Pacific Mutual Life completed a subsidiary reorganization in which PFAMCo became a direct, wholly-owned subsidiary of Pacific Mutual Life. Prior to the reorganization PFAMCo was a wholly-owned, second-tier subsidiary of Pacific Mutual Life. The intermediate company, Pacific Financial Holding Company ("PFHC"), and certain of its assets and liabilities were merged into PFAMCo in connection with this reorganization. The remaining assets were merged into Pacific Mutual Life which consisted of investments in subsidiaries as follows: PFAMCo, PMD and PM Group.

    ACCOUNTING PRONOUNCEMENTS ADOPTED

    Pacific Mutual Life has adopted the provisions of Statement of Financial Accounting Standards ("SFAS") No. 120, "Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts," and Interpretation No. 40, "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises" (the "Interpretation") issued by the Financial Accounting Standards Board. SFAS No. 120 and the Interpretation require that mutual life insurance companies and their insurance subsidiaries adopt all applicable authoritative GAAP pronouncements in any general purpose financial statements that they may issue. This differs from prior years when Pacific Mutual Life issued its regulatory financial statements as general purpose financial statements. The accompanying consolidated financial statements for 1996, 1995 and 1994 reflect the effects of implementing SFAS No. 120 and the Interpretation.

    On January 1, 1996, the Company adopted SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." SFAS No. 121 requires that long-lived assets, certain identifiable intangibles and goodwill related to those assets to be held and used shall be assessed for recoverability if certain events or changes in circumstances are present. An impairment loss shall be recognized if the carrying amount of

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) the asset exceeds the fair value of the asset. Adoption of this accounting standard did not have a significant impact on the consolidated financial position or consolidated results of operations of the Company.

    On January 1, 1996, the Company also adopted SFAS No. 122, "Accounting for Mortgage Servicing Rights." SFAS No. 122 requires that rights acquired to service mortgage loans for others be recognized separately from the mortgage loan asset. SFAS No. 122 also requires that capitalized mortgage servicing rights be assessed for impairment based on the fair value of those rights and any impairment should be recognized through a valuation allowance. Adoption of this accounting standard did not have a significant impact on the consolidated financial position or consolidated results of operations of the Company.

    NEW ACCOUNTING PRONOUNCEMENTS

    In June 1996, the Financial Accounting Standards Board issued SFAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," as amended by SFAS No. 127, "Deferral of the Effective Date of Certain Provisions of FASB Statement No. 125." SFAS No. 125 is effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after December 31, 1996. This statement provides consistent accounting standards for securitizations and other transfers of financial assets, determines when financial assets (liabilities) should be considered sold (settled) and removed from the statement of financial position, and determines when related revenues and expenses should be recognized. The Company currently plans to adopt SFAS No. 125 beginning on January 1, 1997. The adoption is not expected to have a significant impact on the consolidated financial position or consolidated results of operations of the Company.

    INVESTMENTS

    Fixed maturity securities and equity securities are reported at fair value, with unrealized gains and losses, net of deferred income tax and adjustments to related deferred policy acquisition costs, included as a separate component of equity on the accompanying consolidated statements of financial position. Trading securities, which are included in short-term investments, are reported at fair value with unrealized gains and losses included in net realized capital gains (losses) on the accompanying consolidated statements of operations.

    For mortgage-backed securities included in fixed maturity securities the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. This adjustment is reflected in net investment income.

    In the first and second quarter of 1995, Pacific Mutual Life sold two securities from the held to maturity category. The amortized cost of the securities was $62.3 million and a net after tax loss of $0.7 million was realized on the sales. The securities were sold due to the significant deterioration of the issuer's creditworthiness.

    Beginning with the third quarter of 1995, Pacific Mutual Life transferred approximately $1.5 billion of securities from the held to maturity category to the available for sale category. This amount represented the amortized cost of the securities at the date of transfer. The fair value of those securities was approximately $1.6 billion, resulting in a net after tax unrealized gain of $52.5 million, which was reflected as a direct increase to equity. The change in classification was a result of a change in management's intent with respect to these securities. In order to have the flexibility to respond to changes in interest rates and to take advantage of changes in the availability of and the yield on alternative investments, management has determined that the reclassification of these securities as available for sale was appropriate.

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    Realized gains and losses on investment transactions are determined on a specific identification basis and are included in revenues.

    Short-term investments are carried at fair value and include all trading securities.

    Derivative financial instruments are carried at fair value. Unrealized gains and losses of derivatives used to hedge securities classified as available for sale are reflected in a separate component of equity, similar to the accounting of the underlying hedged assets. Realized gains and losses on derivatives used for hedging are deferred and amortized over the average life of the related hedged assets or insurance liabilities. Unrealized gains and losses of other derivatives are reflected in operations.

    Mortgage loans and policy loans are stated at unpaid principal balances.

    Real estate is carried at depreciated cost, or for real estate acquired in satisfaction of debt, estimated fair value less estimated selling costs at the date of acquisition if lower than the related unpaid balance.

    On November 15, 1994, PFAMCo and five of its subsidiaries (Pacific Investment Management Company and subsidiaries, Parametric Portfolio Associates, Inc., Cadence Capital Management Corporation, NFJ Investment Group, Inc. and Blairlogie Capital Management Limited) entered into an agreement and plan of consolidation with Thomson Advisory Group L.P., a Delaware limited partnership with publicly traded units, to merge into a newly capitalized partnership named PIMCO Advisors L.P. ("PIMCO Advisors"). Collectively, PFAMCo and various of its subsidiaries beneficially own approximately 42% of the outstanding General and Limited Partner units of PIMCO Advisors as of December 31, 1996 and 1995. This investment, which is included in other investments on the accompanying consolidated statements of financial position, is accounted for on the equity method.

    CASH AND CASH EQUIVALENTS

    Cash and cash equivalents include all liquid debt instruments with an original maturity of three months or less.

    DEFERRED POLICY ACQUISITION COSTS

    The costs of acquiring new insurance business, principally commissions, medical examinations, underwriting, policy issue and other expenses, all of which vary with and are primarily related to the production of new business, have been deferred. For universal life, annuity and other investment contract products, such costs are generally amortized in proportion to the present value of expected gross profits using the assumed crediting rate. Adjustments are reflected in earnings or equity in the period the Company experiences deviations in gross profit assumptions. Adjustments directly affecting equity result from experience deviations due to changes in unrealized gains and losses in investments classified as available for sale. For life insurance products, such costs are being amortized over the premium-paying period of the related policies in proportion to premium revenues recognized, using assumptions consistent with those used in computing policy reserves. For the years ended December 31, 1996, 1995 and 1994, net amortization of deferred policy acquisition costs included in operating expenses amounted to $70.0 million, $63.3 million and $44.2 million, respectively, on the accompanying consolidated statements of operations and equity.

    PRESENT VALUE OF FUTURE PROFITS

    Included in other assets is $16.1 million and $38.4 million which represents the present value of estimated future profits of acquired business in connection with the rehabilitation of First Capital Life Insurance Company ("FCL" -Note 3) as of December 31, 1996 and 1995, respectively. The aforementioned future profits are discounted to

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    provide an appropriate rate of return and are being amortized over the rehabilitation plan period. Amortization for the years ended December 31, 1996, 1995 and 1994 amounted to $24.2 million, $17.1 million and $4.7 million, respectively. During 1996, the Company changed certain assumptions regarding the estimated life which resulted in an increase in amortization in 1996 of approximately $17.0 million.

    UNIVERSAL LIFE, ANNUITY AND OTHER INVESTMENT CONTRACT DEPOSITS

    Universal life, annuity and other investment contract deposits are valued using the retrospective deposit method and consist principally of deposits received plus interest credited less accumulated assessments. Interest credited to these policies ranged from 4% to 8.4% during 1996, 1995 and 1994.

    The following detail of universal life, annuity and other investment contract deposits is as follows:

                                                December 31,
                                               1996      1995
                                             -------------------
                                                (In Millions)
         Universal life                      $ 7,562.5 $ 6,930.7
         Annuity                               2,459.3   2,426.6
         Other investment contract deposits    3,855.6   3,362.1
                                             -------------------
                                             $13,877.4 $12,719.4
                                             ===================

    The following detail of universal life, annuity and other investment contract deposits policy fees and interest credited is as follows:

                                              Years Ended December 31,
                                                1996   1995   1994
                                              ------------------------
                                                  (In Millions)
         Policy fees
           Universal life                      $318.4 $292.6 $267.1
           Annuity                               26.6   12.8    9.4
           Other investment contract deposits     3.6    3.6    3.5
                                               --------------------
         Total policy fees                     $348.6 $309.0 $280.0
                                               ====================
         Interest credited
           Universal life                      $279.3 $258.6 $226.9
           Annuity                              131.9  125.2  120.7
           Other investment contract deposits   242.0  270.4  291.0
                                               --------------------
         Total interest credited               $653.2 $654.2 $638.6
                                               ====================

    FUTURE POLICY BENEFITS

    Life insurance reserves are valued using the net level premium method. Interest rate assumptions range from 4.5% to 9.3% for 1996, 1995 and 1994. Mortality, morbidity and withdrawal assumptions are generally based on the Company's experience, modified to provide for possible unfavorable deviations. Future dividends for participating business are provided for in the liability for future policy benefits. Included in policy benefits paid or provided on the accompanying consolidated statements of operations and equity are dividends to policyholders.

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    Dividends are provided based on dividend formulas approved by the Board of Directors and reviewed for reasonableness and equitable treatment of policyholders by an independent consulting actuary. As of December 31, 1996 and 1995, participating experience rated policies paying dividends represented approximately 1% of direct written life insurance in force.

    STATE GUARANTY FUND ASSESSMENTS

    Insurance companies are subject to assessments by life and health guaranty associations in most states in which they are licensed to do business. These assessments are based on the volume and type of business they sell in those states and may be partially recovered in some states through a future reduction in premium taxes. Based on current information available from the National Organization of Life and Health Guaranty Association, the Company, as of December 31, 1996, has accrued in other liabilities on the accompanying consolidated statements of financial position an amount adequate for anticipated payments of known insolvencies, net of estimated recoveries of premium tax offsets.

    REVENUES AND EXPENSES

    Insurance premiums are recognized as revenue when due. Benefits and expenses, other than deferred policy acquisition costs, are recognized when incurred.

    Generally, receipts for universal life, annuities and other investment contracts are classified as deposits. Policy fees from these contracts include mortality charges, surrender charges and earned policy service fees. Expenses related to these products include interest credited to account balances and benefit amounts in excess of account balances.

    Investment management fees are recorded as revenues during the period such services are performed.

    DEPRECIATION AND AMORTIZATION

    Depreciation of investment real estate is computed on the straight-line method over the estimated useful lives which range from 15 to 30 years. Certain other assets are depreciated or amortized on the straight-line method over varying periods ranging from 3 to 40 years. Depreciation of investment real estate is included in net investment income on the accompanying consolidated statements of operations and equity. Depreciation and amortization of other assets is included in operating expenses on the accompanying consolidated statements of operations and equity.

    FEDERAL INCOME TAXES

    Pacific Mutual Life is taxed as a life insurance company for Federal income tax purposes and files a consolidated Federal income tax return with all its includable domestic subsidiaries. The amount of Federal income tax expense includes an equity tax calculated by a prescribed formula that incorporates a differential earnings rate between stock and mutual life insurance companies. Deferred income taxes are provided for timing differences in the recognition of revenues and expenses for financial reporting and income tax purposes.

    SEPARATE ACCOUNTS

    Separate account assets are recorded at market value and the related liabilities represent segregated contract owner funds maintained in accounts with individual investment objectives. The investment results of separate account assets generally pass through to separate account policyholders and contract owners.

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    FAIR VALUE OF FINANCIAL INSTRUMENTS

    The estimated fair value of financial instruments disclosed in Notes 5 and 6 have been determined using available market information and appropriate valuation methodologies. However, considerable judgment is required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

    USE OF ESTIMATES

    The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.  STATUTORY RESULTS

    The following are reconciliations of statutory surplus and statutory net income for Pacific Mutual Life as calculated in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of California, to the amounts reported as equity and net income included in the accompanying consolidated financial statements:

                                                             December 31,
                                                            1996      1995
                                                          ------------------
                                                            (In Millions)
         Statutory surplus                                $  815.2  $  723.2
           Deferred policy acquisition costs                 542.0     411.9
           Unrealized gain on available for sale
            securities, net                                  379.2     482.0
           Asset valuation reserve                           209.4     191.4
           Deferred income tax                               174.6     129.2
           Subsidiary equity                                  60.7      66.0
           Non-admitted assets                                22.8      22.5
           Surplus notes                                    (149.6)   (149.6)
           Insurance and annuity reserves                   (340.4)   (249.1)
           Other                                             (16.7)      5.9
                                                          ------------------
         Equity as reported herein                        $1,697.2  $1,633.4
                                                          ==================

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  STATUTORY RESULTS (CONTINUED)

                                                       Years Ended December 31,
                                                         1996    1995    1994
                                                       -----------------------
                                                           (In Millions)
         Statutory net income                           $113.1  $ 85.1  $ 81.0
           Deferred policy acquisition costs             111.2    76.4    59.4
           Deferred income tax                            70.9    31.5   (27.7)
           Interest maintenance reserve                    3.8    12.2    (7.7)
           Net realized gain (loss) on trading
            securities                                   (11.6)   13.2    (2.0)
           Earnings of subsidiaries                      (33.0)    5.9    20.7
           Insurance and annuity reserves                (91.3)  (95.5)  (28.2)
           Other                                           3.5     6.0     5.9
                                                        ----------------------
         Net income as reported herein                  $166.6  $134.8  $101.4
                                                        ======================

    RISK-BASED CAPITAL

    Each insurance company's state of domicile imposes minimum risk-based capital requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of a company's regulatory total adjusted capital, as defined by the NAIC, to its authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. As of December 31, 1996 and 1995, the Company's ratios exceeded the minimum risk-based capital requirements.

    DIVIDENDS

    Dividends to Pacific Mutual Life from its insurance subsidiaries are subject to regulatory restrictions and approvals. The maximum amount of dividends that can be paid by PM Group cannot exceed the lesser of 10% of surplus as regards to policyholders, or the net statutory gain from operations, without prior approval from the Insurance Commissioner of the State of Arizona. During 1996, 1995 and 1994, PM Group received approval to pay extraordinary dividends in excess of these limitations. PM Group paid dividends of $25 million, $25 million and $20 million for the years ended December 31, 1996, 1995 and 1994 of which $18 million, $17.2 million and $12.4 million, respectively, were considered extraordinary.

    In accordance with the terms of the rehabilitation agreement (Note 3), PCL is precluded from paying any dividends during the rehabilitation period without the prior consent of the Insurance Department of the State of California. No such dividends have been paid.

3.  REHABILITATION OF FIRST CAPITAL LIFE INSURANCE COMPANY

    Pursuant to a five-year rehabilitation agreement approved by a California Superior Court and the Insurance Department of the State of California in July 1992, Pacific Mutual Life, through its wholly-owned subsidiary, PCL, will facilitate the rehabilitation of FCL. In accordance with the five-year rehabilitation agreement, insurance policies of FCL were restructured and substantially all the assets and certain liabilities of FCL were assumed by PCL on December 31, 1992, pursuant to an assumption reinsurance agreement and asset purchase agreement and have been accounted for as a purchase transaction.

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.  REHABILITATION OF FIRST CAPITAL LIFE INSURANCE COMPANY (CONTINUED)

    The rehabilitation agreement provides for the holders of restructured policies to share in a substantial percentage of the unallocated statutory surplus of PCL at the end of the rehabilitation period. Policyholders have the option to surrender their restructured policies with reduced benefits during this five-year period. During the rehabilitation plan period, PCL is prohibited from issuing new insurance policies. PCL will merge into Pacific Mutual Life, with Pacific Mutual Life as the surviving entity, within thirty days following September 30, 1997, the end of the rehabilitation period.

    In the event PCL is unable to pay contract benefits, Pacific Mutual Life is obligated to contribute funds to pay those benefits in accordance with the rehabilitation agreement.

4.  ACQUISITION OF INSURANCE BLOCK OF BUSINESS

    In 1996, Pacific Mutual Life signed a definitive agreement to acquire a block of corporate-owned life insurance ("COLI") policies from Confederation Life Insurance Company (U.S.) in Rehabilitation, which is currently under rehabilitation. This block consists of approximately 40,000 policies, having a face amount of $9 billion and reserves of $1.7 billion. This block is primarily non-leveraged COLI. The transaction is expected to close during the first half of 1997.

5.  INVESTMENT IN FIXED MATURITY AND EQUITY SECURITIES

    The amortized cost, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities are shown below. The estimated fair value of publicly traded securities is based on quoted market prices. For securities not actively traded, estimated fair values were provided by independent pricing services specializing in "matrix pricing" and modeling techniques. The Company also estimates certain fair values based on interest rates, credit quality and average maturity or from securities with comparable trading characteristics.

                                                 Gross Unrealized  Estimated
                                       Amortized -----------------   Fair
                                         Cost     Gains    Losses    Value
                                       -------------------------------------
                                                   (In Millions)
     Available for Sale Securities
     As of December 31, 1996:
     U.S. Treasury securities and
      obligations of U.S. government
      authorities and agencies         $   297.9   $ 11.2   $  0.3 $   308.8
     Obligations of states, political
      subdivisions and foreign
      governments                          638.1     46.2      1.0     683.3
     Corporate securities                6,848.3    506.3     91.9   7,262.7
     Mortgage-backed and asset-backed
      securities                         3,753.6     98.0     19.4   3,832.2
     Redeemable preferred stock            102.5      6.4      2.1     106.8
                                       -------------------------------------
     Total Fixed Maturity Securities   $11,640.4   $668.1   $114.7 $12,193.8
                                       -------------------------------------
     Equity Securities                 $   229.6   $ 40.8   $  9.6 $   260.8
                                       =====================================

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  INVESTMENT IN FIXED MATURITY AND EQUITY SECURITIES (CONTINUED)

                                                 Gross Unrealized  Estimated
                                       Amortized -----------------   Fair
                                         Cost     Gains    Losses    Value
                                       ---------   -------------------------
                                                   (In Millions)
     Available for Sale Securities
     -----------------------------
     As of December 31, 1995:
     U.S. Treasury securities and
      obligations of U.S. government
      authorities and agencies         $   378.4 $   33.4          $   411.8
     Obligations of states, political
      subdivisions and foreign
      governments                          625.1     70.7 $   3.3      692.5
     Corporate securities                6,179.1    537.1    45.0    6,671.2
     Mortgage-backed and asset-backed
      securities                         3,366.9    138.6    12.0    3,493.5
     Redeemable preferred stock             89.4      3.1     2.3       90.2
                                       -------------------------------------
     Total Fixed Maturity Securities   $10,638.9 $  782.9 $  62.6  $11,359.2
                                       -------------------------------------
     Equity Securities                 $   192.3 $   32.2 $   6.0  $   218.5
                                       =====================================

    The amortized cost and estimated fair values of fixed maturity securities as of December 31, 1996, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                      Amortized Estimated
                                                        Cost    Fair Value
                                                    ----------------------
                                                         (In Millions)
         Available for Sale:
         Due in one year or less                      $ 1,482.3 $ 1,489.0
         Due after one year through five years          2,830.0   3,042.3
         Due after five years through ten years         1,907.4   1,991.7
         Due after ten years                            1,667.1   1,838.6
                                                      -------------------
                                                        7,886.8   8,361.6
         Mortgage-backed and asset-backed securities    3,753.6   3,832.2
                                                      -------------------
         Total                                        $11,640.4 $12,193.8
                                                      ===================

    Proceeds from sales of all available for sale securities during 1996, 1995 and 1994 were $2.5 billion, $1.9 billion and $2.7 billion, respectively. Gross gains of $89.3 million, $58.0 million and $56.0 million and gross losses of $29.9 million, $32.3 million and $70.8 million were realized on those sales during 1996, 1995 and 1994, respectively.

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  INVESTMENTS IN FIXED MATURITY AND EQUITY SECURITIES (CONTINUED)

    Major categories of investment income are summarized as follows:

                                     Years Ended December 31,
                                      1996     1995     1994
                                    --------------------------
                                          (In Millions)
         Fixed maturity securities  $  831.6 $  808.1 $  741.3
         Equity securities              17.8      7.3      8.9
         Mortgage loans                107.9    112.9    136.3
         Real estate                    51.3     43.2     37.2
         Policy loans                  113.0    105.2     89.0
         Other                          48.9     47.1      3.3
                                    --------------------------
           Gross investment income   1,170.5  1,123.8  1,016.0
         Investment expense            107.5    101.5     82.4
                                    --------------------------
           Net investment income    $1,063.0 $1,022.3 $  933.6
                                    ==========================

    The change in gross unrealized gain (loss) on investments in available for sale and trading securities is as follows:

                                                       December 31,
                                                  1996      1995    1994
                                                 -------------------------
                                                      (In Millions)
         Available for sale and trading
          securities:
           Fixed maturity                        $(169.1) $1,039.3 $(320.6)
           Equity                                    6.5      17.2   (29.7)
                                                 -------------------------
         Total                                   $(162.6) $1,056.5 $(350.3)
                                                 =========================

    As of December 31, 1996 and 1995, investments in fixed maturity securities with a carrying value of $19.6 million and $20.5 million, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

    No investment, aggregated by issuer, exceeded 10% of total equity as of December 31, 1996.

    The Company has no non-income producing fixed maturity securities, mortgage loans, real estate or other long-term investments as of December 31, 1996.

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  FINANCIAL INSTRUMENTS

    The estimated fair values of the Company's financial instruments are as follows:

                                    December 31, 1996    December 31, 1995
                                   -------------------- --------------------
                                   Carrying  Estimated  Carrying  Estimated
                                    Amount   Fair Value  Amount   Fair Value
                                   -----------------------------------------
                                                 (In Millions)
     Assets:
       Fixed maturity and equity
        securities (Note 5)        $12,454.6 $12,454.6  $11,577.7 $11,577.7
       Mortgage loans                1,477.3   1,533.9    1,346.2   1,535.1
       Policy loans                  3,131.8   3,131.8    2,793.3   2,793.3
       Cash and cash equivalents       109.0     109.0      286.1     286.1
       Derivative financial in-
        struments:
         Interest rate floors and
          caps, options and
          swaptions                     59.3      59.3       39.4      39.4
         Interest rate swap con-
          tracts                         1.0       1.0        2.4       2.4
         Credit and total return
          swaps                          1.1       1.1        1.0       1.0
     Liabilities:
       Guaranteed interest con-
        tracts                       2,948.3   3,056.1    2,375.9   2,459.3
       Deposit liabilities             799.6     800.6      876.3     899.4
       Annuity liabilities           2,459.4   2,459.4    2,427.2   2,427.2
       Surplus notes                   149.6     157.5      149.6     157.7
       Derivative financial in-
        struments:
         Options written                 1.5       1.5        1.5       1.5
         Asset swap contracts           12.5      12.5        3.5       3.5
         Foreign currency deriva-
          tives                          4.3       4.3        5.0       5.0

    The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 1996 and 1995:

    MORTGAGE LOANS

    The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flow, using a year-end market rate which is applicable to the yield, credit quality and average maturity of the composite portfolio.

    POLICY LOANS

    The carrying amounts of policy loans are a reasonable estimate of their fair values.

    CASH AND CASH EQUIVALENTS

    The carrying amounts of these items are a reasonable estimate of their fair values.

    DERIVATIVE FINANCIAL INSTRUMENTS

    Derivatives are financial instruments whose value or cash flows are "derived" from another source, such as an underlying security. They can facilitate total return and, when used for hedging, they achieve the lowest cost and most efficient execution of positions. Derivatives can also be used to leverage by using very large notional amounts or by creating formulas that multiply changes in the underlying security. The Company's approach is to avoid highly leveraged or overly complex investments. The Company utilizes certain derivative financial instruments to diversify its business risk and to minimize its exposure to fluctuations in market prices, interest rates or basis risk as well as for facilitating total return. Risk is limited through modeling derivative performance in product portfolios for hedging and setting loss limits in total return portfolios.

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  FINANCIAL INSTRUMENTS (CONTINUED)

    Derivatives used by the Company involve elements of credit risk and market risk in excess of amounts recognized in the accompanying consolidated financial statements. The notional amounts of these instruments reflect the extent of involvement in the various types of financial instruments. The estimated fair values of these instruments are based on quoted market prices, dealer quotations or internal price estimates believed to be comparable to dealer quotations. These amounts estimate what the Company would have to pay or receive if the contracts were terminated. The Company determines, on an individual counterparty basis, the need for collateral or other security to support financial instruments with off-balance sheet counterparty risk.

    A reconciliation of the notional or contract amounts and discussion of the various derivative instruments is as follows:

                                  Balance                              Balance
                                 Beginning               Terminations    End
                                  of Year  Acquisitions and Maturities of Year
                                 ----------------------------------------------
                                                 (In Millions)
     December 31, 1996:
       Interest rate floors and
        caps, options and
        swaptions                $2,159.6    $3,075.0      $  371.4    $4,863.2
       Interest rate swap con-
        tracts                      619.6       620.9         252.2       988.3
       Asset swap contracts          20.0        15.3           5.3        30.0
       Credit and total return
        swaps                       146.1       307.2          96.8       356.5
       Financial futures con-
        tracts                      310.1     3,358.9       3,059.8       609.2
       Foreign currency deriva-
        tives                        15.4        43.1          17.1        41.4
     December 31, 1995:
       Interest rate floors and
        caps, options and
        swaptions                 1,950.9     1,126.6         917.9     2,159.6
       Interest rate swap con-
        tracts                      370.5       339.0          89.9       619.6
       Asset swap contracts                      30.0          10.0        20.0
       Credit and total return
        swaps                       116.3        99.8          70.0       146.1
       Financial futures con-
        tracts                      137.6     1,877.0       1,704.5       310.1
       Foreign currency deriva-
        tives                        35.2                      19.8        15.4

    Interest Rate Floors and Caps, Options and Swaptions
    ----------------------------------------------------

    The Company uses interest rate floors and caps, options and swaptions to hedge against fluctuations in interest rates and in its total return portfolios. Interest rate floor agreements entitle the Company to receive the differential, if below, between the specified rate and the current value of the underlying index. Interest rate cap agreements entitle the Company to receive the differential, if above, between the specified rate and the current value of the underlying index. Options purchased involve the right, but not the obligation, to purchase the underlying securities at a specified price during a given time period. Swaptions are options to enter into a swap transaction at a specified price. The Company uses written covered call options on a limited basis. Gains and losses on covered calls are offset by gains and losses on the underlying position. Options and floors are reported as assets and options written are reported as liabilities in the consolidated statements of financial position. Cash requirements for these instruments are generally limited to the premium paid by the Company at acquisition. The purchase premium of these instruments is amortized on a constant effective yield basis and included as a component of net investment income over the term of the agreement. Interest rate floors and caps, options and swaptions mature during fiscal years 1997 through 2007.

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  FINANCIAL INSTRUMENTS (CONTINUED)

    Interest Rate Swap Contracts
    ----------------------------

    The Company uses interest rate swaps to manage interest rate risk. The interest rate swap agreements generally involve the exchange of fixed and floating rate interest payments or the exchange of floating to floating interest payments tied to different indexes. Generally, no premium is paid to enter into the contract and no principal payments are made by either party. The amounts to be received or paid pursuant to these agreements are accrued and recognized in the consolidated statements of operations through an adjustment to net investment income over the life of the agreements. The interest rate swap contracts mature during fiscal years 1997 through 2026.

    Asset Swap Contracts
    --------------------

    The Company uses asset swap contracts to manage interest rate and equity risk to better match portfolio duration to liabilities. Asset swap contracts involve the exchange of upside equity potential for preferred cash flow streams. The amounts to be received or paid pursuant to these agreements are accrued and recognized in the consolidated statements of operations through an adjustment to net investment income over the life of the agreements. The asset swap contracts mature during fiscal years 1998 through 2000.

    Credit and Total Return Swaps
    -----------------------------

    The Company uses credit and total return swaps to take advantage of market opportunities. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Total return swaps involve the exchange of floating rate payments for the total return performance of a specified index or market. The amounts to be received or paid pursuant to these agreements are accrued and recognized in the consolidated statements of operations through an adjustment to net investment income over the life of the agreements. Credit and total return swaps mature during fiscal years 1997 through 2013.

    Financial Futures Contracts
    ---------------------------

    The Company uses exchange-traded financial futures contracts to hedge cash flow timing differences between assets and liabilities and overall portfolio duration. Assets and liabilities are rarely acquired or sold at the same time, which creates a need to hedge their change in value during the unmatched period. In addition, foreign currency futures may be used to hedge foreign currency risk on non U.S. dollar denominated securities. Financial futures contracts obligate the holder to buy or sell the underlying financial instrument at a specified future date for a set price and may be settled in cash or delivery of the financial instrument. Price changes on futures are settled daily through the daily margin cash flows. The notional amounts of the contracts do not represent future cash requirements, as the Company intends to close out open positions prior to expiration.

    Foreign Currency Derivatives
    ----------------------------

    The Company enters into foreign exchange forward contracts and swaps to hedge against fluctuations in foreign currency exposure. Foreign currency derivatives involve the exchange of foreign currency denominated payments for U.S. dollar denominated payments. Gains and losses on foreign exchange forward contracts offset currency gains and losses on the related assets. The amounts to be received or paid under the foreign currency swaps are accrued and recognized in the consolidated statements of operations through an adjustment to net investment income over the life of the agreements. Foreign currency derivatives expire during fiscal years 1997 through 2006.

    GUARANTEED INTEREST CONTRACTS AND DEPOSIT LIABILITIES

    The estimated fair values of fixed maturity guaranteed interest contracts are estimated using the rates currently offered for deposits of similar remaining maturities. The estimated fair value of deposit liabilities with no defined maturities is the amount payable on demand.

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  FINANCIAL INSTRUMENTS (CONTINUED)

    ANNUITY LIABILITIES

    The fair value of annuity liabilities approximates carrying value and primarily includes policyholder deposits and accumulated credited interest.

    SURPLUS NOTES

    The estimated fair value of surplus notes is based on market quotes.

    FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

    Pacific Mutual Life has issued PRO GIC and Diversifier GIC contracts to plan sponsors totaling $1.1 billion as of December 31, 1996, pursuant to the terms of which the plan sponsor retains direct ownership and control of the assets related to these contracts. Pacific Mutual Life agrees to provide benefit responsiveness in the event that plan benefit requests exceed plan cash flows. In return for this guarantee, Pacific Mutual Life receives a fee which varies by contract. Pacific Mutual Life sets the investment guidelines to provide for appropriate credit quality and cash flow matching.

7.  CONCENTRATION OF CREDIT RISK

    The Company manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. The credit risk of financial instruments is controlled through credit approvals, limits and monitoring procedures. Real estate and mortgage loan investments are diversified by geographic location and property type. Management believes that significant concentrations of credit risk do not exist.

    The Company is exposed to credit loss in the event of nonperformance by the counterparties to interest rate swap contracts and other derivative securities. However, the Company does not anticipate nonperformance by the counterparties.

8.  BORROWINGS

    Pacific Mutual Life borrows for short-term needs by issuing commercial paper. There were no commercial paper borrowings outstanding as of December 31, 1996 and 1995. Pacific Mutual Life has a revolving credit facility available of $250 million as of December 31, 1996 and 1995. There were no borrowings under the revolving credit facility outstanding as of December 31, 1996 and 1995.

    PFHC had the ability to borrow up to $50 million from certain banks at variable rates of interest. On December 21, 1995, outstanding loans totaling $37 million were transferred to PFAMCo (Note 1). The borrowing limit as of December 31, 1996 and 1995 was $150 million and $100 million, respectively. The interest rate averaged 5.6%, 6.1% and 4.6% for the years ended December 31, 1996, 1995 and 1994, respectively. The balance outstanding as of December 31, 1996 and 1995 totaled $95.5 million and $53 million, respectively. Outstanding borrowings are due and payable in 1997 and are subject to renewal.

    During 1992, PFHC entered into a credit agreement with a group of banks for borrowings of $45 million. Proceeds of this note were paid to PCL in connection with the issuance of a certificate of contribution by PCL (Note 3). On December 31, 1996 and 1995, the applicable interest rate was 6.2% and 6.5%, respectively. The outstanding balance of $25 million as of December 31, 1996 was prepaid per the terms of the agreement on January 27, 1997.

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

9.  SURPLUS NOTES

    Pacific Mutual Life has $150 million of Surplus Notes outstanding at an interest rate of 7.9% maturing on December 30, 2023. Interest is payable semiannually on June 30 and December 30. The Surplus Notes may not be redeemed at the option of Pacific Mutual Life or any holder of the Notes. The Surplus Notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Mutual Life. Each payment of interest on and the payment of principal of the Surplus Notes may be made only with the prior approval of the Insurance Commissioner of the State of California. Interest expense amounted to $11.8 million for the years ended December 31, 1996, 1995 and 1994 and is included in net investment income in the accompanying consolidated statements of operations and equity.

10. INCOME TAXES

    As required by SFAS No. 109, "Accounting for Income Taxes," the Company accounts for income taxes using the liability method. Under SFAS No. 109, the deferred tax consequences of changes in tax rates or laws must be computed on the amounts of temporary differences and carryforwards existing at the date a new law is enacted. Recording the effects of the change involves adjusting deferred tax liabilities and assets with a corresponding charge or credit recognized in the provision for income taxes. The objective is to measure a deferred tax liability or asset using the enacted tax rates and laws expected to apply to taxable income in the periods in which the deferred tax liability or asset is expected to be settled or realized.

    The provision for income taxes is as follows:

                  Years Ended December 31,
                    1996    1995    1994
                  ------------------------
                      (In Millions)
         Current   $163.5  $116.4  $ 85.5
         Deferred   (49.8)  (30.3)   26.2
                   ----------------------
                   $113.7  $ 86.1  $111.7
                   ======================

    The sources of the Company's provision for deferred taxes are as follows:

                                            Years Ended December 31,
                                             1996     1995    1994
                                            ------------------------
                                               (In Millions)
         Deferred policy acquisition costs  $  2.1  $ (6.0) $ (5.0)
         Interest in advance                   2.0     2.9    25.4
         Investment valuation                 (7.3)    8.1    11.4
         Reserves                            (28.5)  (28.7)    7.1
         Other                               (18.1)   (6.6)  (12.7)
                                            ----------------------
                                            $(49.8) $(30.3) $ 26.2
                                            ======================

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10. INCOME TAXES (CONTINUED)

    A reconciliation of the provision for income taxes based on the prevailing corporate tax rate to the provision reflected in the consolidated financial statements is as follows:

                                                 Years Ended December 31,
                                                  1996     1995      1994
                                                ---------------------------
                                                      (In Millions)
       Income taxes at the statutory rate       $   98.1  $  77.3  $   74.6
       Equity tax-current year                      16.3               36.1
       Amortization of intangibles on equity
        method investments                           6.5      6.5
       Non-taxable investment income                (2.1)    (2.1)     (4.7)
       Equity tax-recomputation of prior years     (17.3)
       Other                                        12.2      4.4       5.7
                                                ---------------------------
                                                $  113.7  $  86.1  $  111.7
                                                ===========================

    The net deferred tax asset (liability) included in other assets on the accompanying consolidated statement of financial position was comprised of the tax effects of the following temporary differences:

                                                          December 31,
                                                          1996     1995
                                                         ----------------
                                                          (In Millions)
       Reserves                                          $ 244.9  $ 216.4
       Deferred compensation                                27.6     25.4
       Investment valuation                                 24.0     16.7
       Postretirement benefits                               9.8      9.4
       Dividends                                             9.6     10.4
       Interest in advance                                   1.7      3.6
       Depreciation                                         (9.8)   (10.0)
       Deferred policy acquisition costs                   (43.9)   (41.8)
       Other                                                22.1      6.1
                                                         ----------------
       Deferred taxes from operations                      286.0    236.2
       Unrealized gain on available for sale securities   (204.5)  (259.6)
                                                         ----------------
       Net deferred tax asset (liability)                $  81.5  $ (23.4)
                                                         ================

11. REINSURANCE

    The Company accounts for reinsurance transactions utilizing SFAS No. 113, "Accounting and Reporting for Reinsurance of Short-Duration And Long-Duration Contracts." SFAS No. 113 establishes the conditions required for a contract with a reinsurer to be accounted for as reinsurance and prescribes accounting and reporting standards for those contracts. Amounts receivable from reinsurers for reinsurance on future policy benefits, universal life deposits, and unpaid losses is reported as an asset and included in other assets on the accompanying consolidated statements of financial position.

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11. REINSURANCE (CONTINUED)

    The Company has reinsurance agreements with other insurance companies for the purpose of diversifying risk and limiting exposure on larger risks or, in the case of the producer-owned reinsurance company, to diversify risk and retain top producing agents. All assets associated with reinsured business remain with, and under the control of the Company. Approximate amounts recoverable (payable) from (to) reinsurers include the following amounts:

                                           December 31,
                                           1996    1995
                                          --------------
                                          (In Millions)
       Reinsured universal life deposits  $(35.9) $(42.7)
       Future policy benefits               90.0    87.7
       Unpaid claims                         4.6     7.8
       Paid claims                           8.4     7.9

    As of December 31, 1996, 85% of the reinsurance recoverables were from one reinsurer, of which 100% is secured by payables to the reinsurer. To the extent that the assuming companies become unable to meet their obligations under these agreements, the Company remains contingently liable. The Company does not anticipate nonperformance by the assuming companies.

    Revenues and benefits are shown net of the following reinsurance transactions:

                                                      Years Ended December 31,
                                                       1996     1995     1994
                                                     --------------------------
                                                           (In Millions)
       Ceded reinsurance netted against insurance
        premiums                                     $   44.3 $   29.2 $   26.0
       Assumed reinsurance included in insurance
        premiums                                         17.8     15.6     20.2
       Ceded reinsurance netted against policy fees      71.0     66.5     66.7
       Ceded reinsurance netted against net
        investment income                               192.5    176.6    151.0
       Ceded reinsurance netted against interest
        credited                                        155.2    140.0    119.9
       Ceded reinsurance netted against policy
        benefits                                         56.7     51.4     45.4
       Assumed reinsurance included in policy
        benefits                                          9.9     14.5     16.8

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12. SEGMENT INFORMATION

    The operations of the Company have been classified into four business segments as follows: Individual Life Insurance and Annuities, Pensions, Group Employee Benefits and Corporate and Other. These segments are based on the organization of the Company and are generally distinguished by the products offered. The Corporate and Other segment generally includes the assets and operations that do not support the other segments such as certain non-life insurance related subsidiary operations. Depreciation expense and capital expenditures are not material and have not been reported. Revenues, income before income taxes and assets by segment are as follows:

                                                   Years Ended December 31,
                                                   1996      1995      1994
                                                 -----------------------------
                                                         (In Millions)
      Revenues:
        Individual Life Insurance and Annuities  $   962.1 $   927.0 $   795.9
        Pensions                                     507.3     513.9     464.0
        Group Employee Benefits                      454.2     419.3     423.7
        Corporate and Other                          224.4     159.5     332.0
                                                 -----------------------------
                                                 $ 2,148.0 $ 2,019.7 $ 2,015.6
                                                 =============================
      Income before income taxes:
        Individual Life Insurance and Annuities  $    92.0 $   102.3 $    94.8
        Pensions                                      80.7      53.3      34.3
        Group Employee Benefits                       24.7      25.2      36.5
        Corporate and Other                           82.9      40.1      47.5
                                                 -----------------------------
                                                 $   280.3 $   220.9 $   213.1
                                                 =============================
                                                         December 31,
                                                   1996      1995      1994
                                                 -----------------------------
                                                         (In Millions)
      Assets:
        Individual Life Insurance and Annuities  $15,484.4 $12,953.2 $10,912.3
        Pensions                                   8,097.2   7,592.5   6,497.9
        Group Employee Benefits                      344.4     329.8     341.3
        Corporate and Other                        3,139.3   2,427.6   1,954.3
                                                 -----------------------------
                                                 $27,065.3 $23,303.1 $19,705.8
                                                 =============================

13. PENSION PLAN, POSTRETIREMENT BENEFITS AND OTHER PLANS

    PENSION PLAN

    Pacific Mutual Life provides a qualified noncontributory defined benefit pension plan which covers all eligible employees who have one year of continuous employment and have attained age 21. The full-benefit vesting period for all participants is five years.

    Benefits for employees are based on years of service and the highest five consecutive years of compensation during the last ten years of employment. Pacific Mutual Life's funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974, plus such additional amounts as may be determined appropriate. Contributions are intended to provide not only for benefits attributed to employment to date but also for those expected to be earned in the future. All

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13. PENSION PLAN, POSTRETIREMENT BENEFITS AND OTHER PLANS (CONTINUED) such contributions are made to a tax-exempt trust. Plan assets consist primarily of group annuity contracts issued by Pacific Mutual Life, as well as participating units of a real estate trust and mutual funds managed by an indirect subsidiary of Pacific Mutual Life.

    Components of net periodic pension cost are as follows:

                                                       Years Ended December 31,
                                                        1996    1995    1994
                                                       ------------------------
                                                          (In Millions)
      Service cost-benefits earned during the year     $  3.7  $  2.8  $  3.2
      Interest cost on projected benefit obligation       9.4     8.8     8.5
      Actual return on plan assets                      (19.7)  (24.1)    0.6
      Amortization of net obligations and prior
       service cost                                       8.0    14.0   (11.4)
                                                       ----------------------
      Net periodic pension cost                        $  1.4  $  1.5  $  0.9
                                                       ======================

     The following table sets forth the Plan's funded status and amounts recognized on Pacific Mutual Life's consolidated statements of financial position:

                                                             December 31,
                                                            1996     1995
                                                            ----------------
                                                            (In Millions)
      Actuarial present value of benefit obligation:
        Vested benefits                                    $ 114.4  $ 115.8
        Nonvested benefits                                     1.2      0.8
                                                           ----------------
      Accumulated benefit obligation                         115.6    116.6
      Effect of projected future compensation increases       18.5     19.5
                                                           ----------------
      Projected benefit obligation                           134.1    136.1
      Plan assets at fair value                             (141.2)  (125.6)
                                                           ----------------
      Plan assets (in excess) less than projected benefit
       obligation                                             (7.1)    10.5
      Unrecognized net gain (loss)                             2.5    (15.5)
      Unrecognized transition asset                            6.0      7.2
      Unrecognized prior service cost                          2.2      2.5
                                                           ----------------
      Accrued pension cost                                 $   3.6  $   4.7
                                                           ================

    In determining the actuarial present value of the projected benefit obligation as of December 31, 1996 and 1995, the weighted average discount rate used was 7.5% and 7%, respectively, and the rate of increase in future compensation levels was 6% for both years. The expected long-term rate of return on plan assets was 8.5% in 1996 and 1995.

    POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE PLANS

    Pacific Mutual Life sponsors a defined benefit health care plan and a defined benefit life insurance plan ("the Plans") that provide postretirement benefits for all eligible retirees and their dependents. Generally, qualified employees may become eligible for these benefits if they reach normal retirement age, have been covered under Pacific Mutual Life's policy as an active employee for a minimum continuous period prior to the date retired, and have an employment date before January 1, 1990. The Plans contain cost-sharing features such as deductibles and coinsurance, and require retirees to make contributions which can be adjusted annually. Pacific Mutual Life's

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13. PENSION PLAN, POSTRETIREMENT BENEFITS AND OTHER PLANS (CONTINUED) commitment to qualified employees who retire after April 1, 1994 is limited to specific dollar amounts. Pacific Mutual Life reserves the right to modify or terminate the Plans at any time. As in the past, the general policy is to fund these benefits on a pay-as-you-go basis. The amount of benefits paid under the programs during 1996, 1995 and 1994 was approximately $1.6 million, $1.7 million and $1.7 million, respectively.

    Components of net periodic postretirement benefit cost are as follows:

                                                 Years Ended December 31,
                                                   1996    1995    1994
                                                 ------------------------
                                                     (In Millions)
         Service cost                              $ 0.2  $ 0.2  $ 0.2
         Interest cost                               1.5    1.9    1.8
         Amortization                               (0.3)  (0.3)  (0.3)
                                                   -------------------
         Net periodic postretirement benefit cost  $ 1.4  $ 1.8  $ 1.7
                                                   ===================

    The following table sets forth the Plan's funded status and amounts recorded in other liabilities on the accompanying consolidated statements of financial position:

                                                        December 31,
                                                         1996  1995
                                                        ------------
                                                        (In Millions)
         Accumulated postretirement obligation:
           Retirees                                      $17.3 $20.9
           Fully eligible active plan participants         2.0   1.7
           Other active plan participants                  2.5   2.3
                                                         -----------
         Total accumulated postretirement obligation      21.8  24.9
         Fair value of plan assets                          --    --
                                                         -----------
         Unfunded accumulated postretirement obligation   21.8  24.9
         Unrecognized net gain                             3.7   0.4
         Prior service cost                                1.3   1.6
                                                         ----------
         Accrued postretirement benefit liability        $26.8 $26.9
                                                         ===========

    The assumed health care cost trend rate used in measuring the accumulated benefit obligation was 9% for 1996 and 10% for 1995 and is assumed to decrease gradually to 4% in 2003 and remain at that level thereafter. The amount reported is materially effected by the health care cost trend rate assumptions. If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefit obligation as of December 31, 1996 and 1995 would be increased by 11.5% and 10.9%, respectively. The effect of this change would increase the aggregate of the service and interest cost components of the net periodic benefit cost by 12.3%, 11.4% and 13.6% for 1996, 1995 and 1994, respectively.

    The discount rate used in determining the accumulated postretirement benefit obligation is 7.5% and 7% for 1996 and 1995, respectively.

    OTHER PLANS

    Pacific Mutual Life has a voluntary Retirement Incentive Savings Plan pursuant to Section 401(k) of the Internal Revenue Code covering all eligible employees of the Company. Pacific Mutual Life matches 50% of each employees' contributions, up to a maximum of six percent of eligible compensation.

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13. PENSION PLAN, POSTRETIREMENT BENEFITS AND OTHER PLANS (CONTINUED)

    Pacific Mutual Life also has a deferred compensation plan which permits certain employees to defer portions of their compensation and earn a guaranteed interest rate on the deferred amounts. The interest rate is determined annually and is guaranteed for one year. The compensation which has been deferred has been accrued and the primary expense, other than compensation, related to this plan is interest on the deferred amounts.

    The Company also has performance based incentive compensation plans for its employees.

14. TRANSACTIONS WITH AFFILIATES

    Pacific Mutual Life serves as the investment advisor for the Pacific Select Fund, the investment vehicle provided to the Company's variable life and variable annuity contractholders. Pacific Mutual Life charges fees based upon the net asset value of the portfolios of the Pacific Select Fund, which amounted to $14.3 million, $6.5 million and $3.0 million for the years ended December 31, 1996, 1995 and 1994, respectively. In addition, Pacific Mutual Life entered into an agreement with the Pacific Select Fund on October 1, 1995, to provide certain support services for an administration fee which is based on an allocation of actual costs. Such administration fees amounted to $108,000 and $28,550 for the years ended December 31, 1996 and 1995, respectively.

    PIMCO Advisors provides investment advisory services to the Company for which the fees amounted to $6.2 million, $5.0 million and $0.4 million for the years ended December 31, 1996, 1995 and 1994, respectively. Included in equity securities on the accompanying consolidated statements of financial position are investments in mutual funds and other investments managed by PIMCO Advisors which amounted to $110.6 million and $77.6 million as of December 31, 1996 and 1995, respectively.

    Pacific Mutual Life provides certain support services to PIMCO Advisors. Charges for these services are based on an allocation of actual costs and amounted to $1.4 million, $1.9 million and $0.2 million for the years ended December 31, 1996, 1995 and 1994, respectively.

15. SUBSIDIARY PROFIT-SHARING PLANS AND OTHER COMPENSATION PLANS

    Prior to the PIMCO Advisors transaction (Note 1), certain of PFAMCo's direct subsidiaries had nonqualified profit-sharing plans (the "Profit-Sharing Plans") covering certain key employees ("Key Employees") and other employees. The Profit-Sharing Plans provided for awards based on the profitability of the respective subsidiary, as defined in the employment agreements. Such profitability was primarily based on income before income taxes and before profit-sharing. The awards ranged from 40% to 80% of such amounts depending on the level of profitability. The profit-sharing awards were fully vested as of the PIMCO Advisors transaction date of November 15, 1994.

    In addition, Key Employees of certain indirect subsidiaries participated in long-term incentive plans that provided compensation under the Profit-Sharing Plans for a specified period of time subsequent to their termination of employment. These plans were terminated as of the PIMCO Advisors transaction date.

    Effective November 15, 1994, termination and non-competition agreements were entered into with certain Key Employees. These agreements provide terms and conditions for the allocation of future proceeds from distributions and sales of certain PIMCO Advisors units and other noncompete payments. When the amount of future payments to be made to a Key Employee is determinable, a liability for such amount is established and is included in other liabilities in the consolidated statements of financial position.

    For the years ended December 31, 1996, 1995 and 1994, approximately $35.3 million, $28.6 million and $166.9 million, respectively, is included in operating expenses in the consolidated statements of operations related to the above agreements.

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

16. INVESTMENT COMMITMENTS

    The Company has outstanding commitments to make investments in fixed maturities and other investments as follows (In Millions):

          Years Ending December 31:
          -------------------------
           1997                            $193.1
           1998-2001                        109.0
           2002 and thereafter               19.5
                                           ------
          Total                            $321.6
                                           ======

17. LITIGATION

    The Company is a respondent in a number of legal proceedings, some of which involve extra-contractual damages. In the opinion of management, the outcome of these proceedings is not likely to have a material adverse effect on the consolidated financial position of the Company.

    --------------------------------------------------------------------------

                                    APPENDIX

                           DEATH BENEFIT PERCENTAGES

 AGE    PERCENTAGE   AGE   PERCENTAGE   AGE   PERCENTAGE    AGE    PERCENTAGE
 ----   ----------   ---   ----------   ---   ----------    ---    ----------
 0-40      250%      50       185%      60       130%       70        115%
  41       243       51       178       61       128        71        113
  42       236       52       171       62       126        72        111
  43       229       53       164       63       124        73        109
  44       222       54       157       64       122        74        107
  45       215       55       150       65       120       75-90      105
  46       209       56       146       66       119        91        104
  47       203       57       142       67       118        92        103
  48       197       58       138       68       117        93        102
  49       191       59       134       69       116        94        101

                                 ILLUSTRATIONS

  The following tables illustrate how the death benefits, Accumulated Values and Net Cash Surrender Values of a hypothetical policy may vary over an extended period of time assuming hypothetical rates of return equivalent to constant gross annual rates of 0%, 6% and 12%.

  The policies illustrated include the following:

    1. Age 40, Option A, $10,000 annual premium, Current Cost of Insurance
  Rates.

    2. Age 40, Option A, $10,000 annual premium, Guaranteed Cost of Insurance Rates.

    3. Age 40, Option B, $10,000 annual premium, Current Cost of Insurance
  Rates.

    4. Age 40, Option B, $10,000 annual premium, Guaranteed Cost of Insurance Rates.

  The values would be different from those shown if the gross annual investment rates of return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below those averages for individual policy years.

  The second column of each table, labeled "Total Premiums Paid Plus Interest at 5%," shows the amount which would accumulate if an amount equal to the annual premium (after taxes) were invested to earn interest at 5% compounded annually. All premium payments are illustrated as if they were made at the beginning of the year. These illustrations assume that no Policy loans have been made.

  The amounts shown for the death benefits, Accumulated Values and Net Cash Surrender Values reflect the fact that the net investment return on the Variable Accounts is lower than the gross investment return on the assets as a result of charges levied against the Variable Accounts. These values also take into account the premium loads, the administrative charges and the mortality and expense risk charges. The daily investment advisory fee is assumed to be equivalent to an annual weighted rate of 0.62% of the aggregate average daily net assets of the Fund. This hypothetical rate is representative of the weighted average investment advisory fee applicable to the Portfolios of the Fund available as options under the Policy. The amounts shown would differ if unisex rates were used or if the Insureds were females and female rates were used. On those illustrations assuming current rates, the amounts would also differ if either Insured were a smoker and smoker rates were used.

  The tables also reflect other expenses of the Fund at the weighted rate of 0.18% of the average daily net assets of a Portfolio adjusted to reflect a decrease in fees for certain operating expenses, which amounts to 0.80% of the average daily net assets of a Portfolio including the investment advisory fee, operating expenses, and any foreign taxes. Foreign taxes for the year ended December 31, 1996 were the following percentages of the average daily net assets of the Portfolios: 0.02% for the Equity Income Portfolio; 0.01% for the Multi-Strategy Portfolio; 0.38% for the International Portfolio; 0.02% for the Growth LT Portfolio; 0.01% for the Equity Portfolio and 0.01% for the Equity Index Portfolio. For the Emerging Markets Portfolio, which commenced operations April 1, 1996, foreign taxes (annualized) were 0.14% of average daily net assets.

  After deduction of the charges and Fund expenses described above, the illustrated gross annual investment rates of return of 0%, 6%, and 12% correspond to approximate net annual rates of return of -0.80%, 5.15%, and 11.10%. The hypothetical values shown in the tables do not reflect any charges against the Variable Accounts for income taxes that may be attributable to the Variable Accounts in the future, since we are not currently making these charges.

  We will furnish upon request a comparable illustration reflecting the proposed Insured's Age, underwriting class, Face Amount, death benefit and premium amounts requested. In addition, upon request, illustrations will be furnished reflecting allocation of premiums to specified Variable Accounts. Such illustrations will reflect the expenses of the Portfolio of the Fund in which the Variable Account invests. Illustrations that use a hypothetical gross rate of return in excess of 12% are available to certain large institutional investors upon request.

             FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE UNIVERSAL LIFE

   ILLUSTRATION OF DEATH BENEFITS, ACCUMULATED VALUES AND NET CASH SURRENDER
                VALUES BASED ON CURRENT COST OF INSURANCE RATES

ISSUE AGE: 40                                        FACE AMOUNT: $560,336

CLASS: MALE NONSMOKER                              DEATH BENEFIT OPTION: A

GUIDELINE PREMIUM TEST                             ANNUAL PREMIUM: $10,000

                               END OF YEAR DEATH BENEFIT
                     TOTAL              ASSUMING
                   PREMIUMS    HYPOTHETICAL GROSS ANNUAL
         END OF    PAID PLUS      INVESTMENT RETURN OF
         POLICY   INTEREST AT ----------------------------
          YEAR        5%         0%       6%       12%
         ------   ----------- -------- -------- ----------
            1      $ 10,500   $560,336 $560,336 $  560,336
            2      $ 21,525   $560,336 $560,336 $  560,336
            3      $ 33,101   $560,336 $560,336 $  560,336
            4      $ 45,256   $560,336 $560,336 $  560,336
            5      $ 58,019   $560,336 $560,336 $  560,336
            6      $ 71,420   $560,336 $560,336 $  560,336
            7      $ 85,491   $560,336 $560,336 $  560,336
            8      $100,266   $560,336 $560,336 $  560,336
            9      $115,779   $560,336 $560,336 $  560,336
           10      $132,068   $560,336 $560,336 $  560,336
           15      $226,575   $560,336 $560,336 $  560,336
           20      $347,193   $560,336 $560,336 $  735,408
           25      $501,135   $560,336 $560,336 $1,185,124
           30      $697,608   $560,336 $607,632 $1,932,871
           35      $948,363   $560,336 $760,295 $3,009,919


        END OF YEAR ACCUMULATED VALUE   END OF YEAR NET CASH SURRENDER VALUE
         ASSUMING HYPOTHETICAL GROSS     ASSUMING HYPOTHETICAL GROSS ANNUAL
END OF   ANNUAL INVESTMENT RETURN OF            INVESTMENT RETURN OF
POLICY  -----------------------------   -------------------------------------
  YEAR     0%       6%        12%            0%        6%            12%
------  -------- --------- ----------   ---------  ---------    -------------
   1    $  7,827 $   8,336 $    8,846   $   3,610  $   4,119    $    4,628
   2    $ 15,743 $  17,254 $   18,827   $  11,526  $  13,036    $   14,609
   3    $ 23,318 $  26,339 $   29,608   $  19,101  $  22,121    $   25,390
   4    $ 30,706 $  35,753 $   41,433   $  26,488  $  31,535    $   37,215
   5    $ 37,909 $  45,512 $   54,415   $  33,691  $  41,294    $   50,197
   6    $ 44,936 $  55,641 $   68,684   $  41,561  $  52,266    $   65,310
   7    $ 51,794 $  66,161 $   84,386   $  49,263  $  63,631    $   81,855
   8    $ 58,491 $  77,099 $  101,680   $  56,803  $  75,412    $   99,993
   9    $ 65,033 $  88,480 $  120,745   $  64,189  $  87,637    $  119,901
  10    $ 71,427 $ 100,332 $  141,778   $  71,427  $ 100,332    $  141,778
  15    $104,628 $ 172,760 $  293,235   $ 104,628  $ 172,760    $  293,235
  20    $133,509 $ 263,817 $  548,812   $ 133,509  $ 263,817    $  548,812
  25    $153,463 $ 377,297 $  971,413   $ 153,463  $ 377,297    $  971,413
  30    $160,386 $ 523,821 $1,666,268   $ 160,386  $ 523,821    $1,666,268
  35    $146,022 $ 710,556 $2,813,008   $ 146,022  $ 710,556    $2,813,008

--------
All premium payments are illustrated as if made at the beginning of the policy year.

This illustration assumes no policy loans or partial withdrawals have been made.

THE DEATH BENEFITS, ACCUMULATED VALUES AND CASH SURRENDER VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE INTERPRETED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO VARIABLE ACCOUNTS BY THE OWNER AND THE EXPERIENCE OF THE ACCOUNTS. NO REPRESENTATION CAN BE MADE BY US, THE SEPARATE ACCOUNT OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THIS IS AN ILLUSTRATION ONLY. AN ILLUSTRATION IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. INTEREST RATES, DIVIDENDS, AND VALUES SET FORTH IN THE ILLUSTRATION ARE NOT GUARANTEED.

             FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE UNIVERSAL LIFE

   ILLUSTRATION OF DEATH BENEFITS, ACCUMULATED VALUES AND NET CASH SURRENDER
              VALUES BASED ON GUARANTEED COST OF INSURANCE RATES

ISSUE AGE: 40                                        FACE AMOUNT: $560,336

CLASS: MALE NONSMOKER                              DEATH BENEFIT OPTION: A

GUIDELINE PREMIUM TEST                             ANNUAL PREMIUM: $10,000

                               END OF YEAR DEATH BENEFIT
                     TOTAL              ASSUMING
                   PREMIUMS    HYPOTHETICAL GROSS ANNUAL
         END OF    PAID PLUS      INVESTMENT RETURN OF
         POLICY   INTEREST AT -----------------------------
          YEAR        5%         0%        6%       12%
         ------   ----------- --------  -------- ----------
           1       $ 10,500   $560,336  $560,336 $  560,336
           2       $ 21,525   $560,336  $560,336 $  560,336
           3       $ 33,101   $560,336  $560,336 $  560,336
           4       $ 45,256   $560,336  $560,336 $  560,336
           5       $ 58,019   $560,336  $560,336 $  560,336
           6       $ 71,420   $560,336  $560,336 $  560,336
           7       $ 85,491   $560,336  $560,336 $  560,336
           8       $100,266   $560,336  $560,336 $  560,336
           9       $115,779   $560,336  $560,336 $  560,336
          10       $132,068   $560,336  $560,336 $  560,336
          15       $226,575   $560,336  $560,336 $  560,336
          20       $347,193   $560,336  $560,336 $  648,816
          25       $501,135   $560,336  $560,336 $1,041,700
          30       $697,608   $560,336  $560,336 $1,686,089
          35       $948,363   $      0* $572,833 $2,604,446

        END OF YEAR ACCUMULATED VALUE
        ASSUMING HYPOTHETICAL GROSS    END OF YEAR NET CASH SURRENDER VALUE
                   ANNUAL               ASSUMING HYPOTHETICAL GROSS ANNUAL
END OF      INVESTMENT RETURN OF               INVESTMENT RETURN OF
POLICY  -----------------------------  --------------------------------------
 YEAR      0%        6%       12%          0%           6%           12%
------  --------  -------- ----------  -----------  ----------- -------------
   1    $  7,275  $  7,766 $    8,259    $  3,057    $  3,548    $    4,041
   2    $ 14,492  $ 15,930 $   17,429    $ 10,274    $ 11,712    $   13,211
   3    $ 21,477  $ 24,331 $   27,423    $ 17,259    $ 20,113    $   23,205
   4    $ 28,216  $ 32,962 $   38,312    $ 23,998    $ 28,744    $   34,094
   5    $ 34,711  $ 41,835 $   50,193    $ 30,493    $ 37,617    $   45,975
   6    $ 40,947  $ 50,947 $   63,161    $ 37,572    $ 47,573    $   59,786
   7    $ 46,927  $ 60,310 $   77,336    $ 44,396    $ 57,780    $   74,805
   8    $ 52,642  $ 69,929 $   92,845    $ 50,955    $ 68,242    $   91,158
   9    $ 58,091  $ 79,815 $  109,838    $ 57,248    $ 78,971    $  108,994
  10    $ 63,256  $ 89,964 $  128,467    $ 63,256    $ 89,964    $  128,467
  15    $ 87,001  $149,203 $  260,749    $ 87,001    $149,203    $  260,749
  20    $100,086  $217,853 $  484,191    $100,086    $217,853    $  484,191
  25    $ 97,489  $298,823 $  853,852    $ 97,489    $298,823    $  853,852
  30    $ 67,256  $398,179 $1,453,525    $ 67,256    $398,179    $1,453,525
  35    $      0* $535,358 $2,434,061    $      0*   $535,358    $2,434,061

--------
All premium payments are illustrated as if made at the beginning of the policy year.

This illustration assumes no policy loans or partial withdrawals have been made.

*Additional payment will be required to prevent policy termination.

THE DEATH BENEFITS, ACCUMULATED VALUES AND CASH SURRENDER VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE INTERPRETED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO VARIABLE ACCOUNTS BY THE OWNER AND THE EXPERIENCE OF THE ACCOUNTS. NO REPRESENTATION CAN BE MADE BY US, THE SEPARATE ACCOUNT OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THIS IS AN ILLUSTRATION ONLY. AN ILLUSTRATION IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. INTEREST RATES, DIVIDENDS, AND VALUES SET FORTH IN THE ILLUSTRATION ARE NOT GUARANTEED.

                 FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE

   ILLUSTRATION OF DEATH BENEFITS, ACCUMULATED VALUES AND NET CASH SURRENDER
                VALUES BASED ON CURRENT COST OF INSURANCE RATES

ISSUE AGE: 40                                        FACE AMOUNT: $223,050

CLASS: MALE NONSMOKER                              DEATH BENEFIT OPTION: B

GUIDELINE PREMIUM TEST                             ANNUAL PREMIUM: $10,000

                                 END OF YEAR DEATH BENEFIT
                     TOTAL               ASSUMING
                   PREMIUMS      HYPOTHETICAL GROSS ANNUAL
         END OF    PAID PLUS       INVESTMENT RETURN OF
         POLICY   INTEREST AT -------------------------------
          YEAR        5%         0%        6%         12%
         ------   ----------- --------- --------- -----------
           1       $  10,500  $ 231,436 $ 231,962 $   232,489
           2       $  21,525  $ 239,777 $ 241,351 $   242,988
           3       $  33,101  $ 247,954 $ 251,113 $   254,528
           4       $  45,256  $ 255,987 $ 261,283 $   267,234
           5       $  58,019  $ 263,876 $ 271,875 $   281,224
           6       $  71,420  $ 271,620 $ 282,907 $   296,627
           7       $  85,491  $ 279,223 $ 294,397 $   313,590
           8       $ 100,266  $ 286,687 $ 306,367 $   332,272
           9       $ 115,779  $ 294,015 $ 318,838 $   352,851
           10      $ 132,068  $ 301,211 $ 331,834 $   375,525
           15      $ 226,575  $ 338,708 $ 410,871 $   537,291
           20      $ 347,193  $ 372,773 $ 509,547 $   805,927
           25      $ 501,135  $ 400,690 $ 629,798 $ 1,252,133
           30      $ 697,608  $ 420,087 $ 774,385 $ 2,037,735
           35      $ 948,363  $ 427,009 $ 944,914 $ 3,184,203

         END OF YEAR ACCUMULATED VALUE
          ASSUMING HYPOTHETICAL GROSS   END OF YEAR NET CASH SURRENDER VALUE
                    ANNUAL               ASSUMING HYPOTHETICAL GROSS ANNUAL
END OF       INVESTMENT RETURN OF               INVESTMENT RETURN OF
POLICY  ------------------------------- -------------------------------------
 YEAR      0%        6%         12%           0%          6%           12%
------  --------- --------- ----------- ----------- ----------- -------------
  1     $   8,386 $   8,912 $     9,439   $   6,707   $   7,233   $     7,760
  2     $  16,727 $  18,301 $    19,938   $  15,048   $  16,622   $    18,259
  3     $  24,904 $  28,063 $    31,478   $  23,225   $  26,384   $    29,799
  4     $  32,937 $  38,233 $    44,184   $  31,258   $  36,554   $    42,505
  5     $  40,826 $  48,825 $    58,174   $  39,147   $  47,146   $    56,495
  6     $  48,570 $  59,857 $    73,577   $  47,227   $  58,514   $    72,234
  7     $  56,173 $  71,347 $    90,540   $  55,165   $  70,340   $    89,532
  8     $  63,637 $  83,317 $   109,222   $  62,965   $  82,645   $   108,550
  9     $  70,965 $  95,788 $   129,801   $  70,629   $  95,452   $   129,466
  10    $  78,161 $ 108,784 $   152,475   $  78,161   $ 108,784   $   152,475
  15    $ 115,658 $ 187,821 $   314,241   $ 115,658   $ 187,821   $   314,241
  20    $ 149,723 $ 286,497 $   582,877   $ 149,723   $ 286,497   $   582,877
  25    $ 177,640 $ 406,748 $ 1,026,338   $ 177,640   $ 406,748   $ 1,026,338
  30    $ 197,037 $ 551,335 $ 1,756,668   $ 197,037   $ 551,335   $ 1,756,668
  35    $ 203,959 $ 721,864 $ 2,961,153   $ 203,959   $ 721,864   $ 2,961,153

--------
All premium payments are illustrated as if made at the beginning of the policy year.

This illustration assumes no policy loans or partial withdrawals have been made.

THE DEATH BENEFITS, ACCUMULATED VALUES AND CASH SURRENDER VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE INTERPRETED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO VARIABLE ACCOUNTS BY THE OWNER AND THE EXPERIENCE OF THE ACCOUNTS. NO REPRESENTATION CAN BE MADE BY US, THE SEPARATE ACCOUNT OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THIS IS AN ILLUSTRATION ONLY. AN ILLUSTRATION IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. INTEREST RATES, DIVIDENDS, AND VALUES SET FORTH IN THE ILLUSTRATION ARE NOT GUARANTEED.

             FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE UNIVERSAL LIFE

   ILLUSTRATION OF DEATH BENEFITS, ACCUMULATED VALUES AND NET CASH SURRENDER

               VALUES BASED ON GUARANTEED COST OF INSURANCE RATES

ISSUE AGE: 40                                        FACE AMOUNT: $223,050

CLASS: MALE NONSMOKER                              DEATH BENEFIT OPTION: B

GUIDELINE PREMIUM TEST                             ANNUAL PREMIUM: $10,000

                               END OF YEAR DEATH BENEFIT
                     TOTAL              ASSUMING
                   PREMIUMS    HYPOTHETICAL GROSS ANNUAL
         END OF    PAID PLUS      INVESTMENT RETURN OF
         POLICY   INTEREST AT ----------------------------
          YEAR        5%         0%       6%       12%
         ------   ----------- -------- -------- ----------
          1        $ 10,500   $231,307 $231,829 $  232,352
          2        $ 21,525   $239,556 $241,115 $  242,736
          3        $ 33,101   $247,618 $250,744 $  254,124
          4        $ 45,256   $255,487 $260,723 $  266,610
          5        $ 58,019   $263,164 $271,066 $  280,303
          6        $ 71,420   $270,644 $281,777 $  295,318
          7        $ 85,491   $277,927 $292,873 $  311,790
          8        $100,266   $285,009 $304,362 $  329,860
          9        $115,779   $291,890 $316,257 $  349,688
          10       $132,068   $298,560 $328,564 $  371,444
          15       $226,575   $331,707 $401,603 $  524,640
          20       $347,193   $358,240 $488,692 $  774,341
          25       $501,135   $375,905 $590,688 $1,182,146
          30       $697,608   $380,267 $706,026 $1,883,321
          35       $948,363   $364,595 $829,996 $2,930,702

          END OF YEAR ACCUMULATED
                   VALUE
        ASSUMING HYPOTHETICAL GROSS  END OF YEAR NET CASH SURRENDER VALUE
                   ANNUAL             ASSUMING HYPOTHETICAL GROSS ANNUAL
END OF      INVESTMENT RETURN OF             INVESTMENT RETURN OF
POLICY  ---------------------------- -------------------------------------
 YEAR      0%       6%       12%         0%          6%           12%
------  -------- -------- ---------- ----------- ----------- -------------
   1    $  8,257 $  8,779 $    9,302   $  6,578   $  7,100    $    7,623
   2    $ 16,506 $ 18,065 $   19,686   $ 14,827   $ 16,386    $   18,007
   3    $ 24,568 $ 27,694 $   31,074   $ 22,889   $ 26,015    $   29,395
   4    $ 32,437 $ 37,673 $   43,560   $ 30,758   $ 35,994    $   41,881
   5    $ 40,114 $ 48,016 $   57,253   $ 38,435   $ 46,337    $   55,574
   6    $ 47,594 $ 58,727 $   72,268   $ 46,251   $ 57,384    $   70,925
   7    $ 54,877 $ 69,823 $   88,740   $ 53,870   $ 68,815    $   87,732
   8    $ 61,959 $ 81,312 $  106,810   $ 61,288   $ 80,640    $  106,138
   9    $ 68,840 $ 93,207 $  126,638   $ 68,504   $ 92,871    $  126,302
  10    $ 75,510 $105,514 $  148,394   $ 75,510   $105,514    $  148,394
  15    $108,657 $178,553 $  301,590   $108,657   $178,553    $  301,590
  20    $135,190 $265,642 $  551,291   $135,190   $265,642    $  551,291
  25    $152,855 $367,638 $  959,096   $152,855   $367,638    $  959,096
  30    $157,217 $482,976 $1,623,553   $157,217   $482,976    $1,623,553
  35    $141,545 $606,946 $2,707,652   $141,545   $606,946    $2,707,652

--------
All premium payments are illustrated as if made at the beginning of the policy year.

This illustration assumes no policy loans or partial withdrawals have been made.

THE DEATH BENEFITS, ACCUMULATED VALUES AND CASH SURRENDER VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE INTERPRETED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO VARIABLE ACCOUNTS BY THE OWNER AND THE EXPERIENCE OF THE ACCOUNTS. NO REPRESENTATION CAN BE MADE BY US, THE SEPARATE ACCOUNT OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THIS IS AN ILLUSTRATION ONLY. AN ILLUSTRATION IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. INTEREST RATES, DIVIDENDS, AND VALUES SET FORTH IN THE ILLUSTRATION ARE NOT GUARANTEED.

                                      LOGO
                             OF PACIFIC SELECT EXEC




                                                 Principal Underwriter
               Issued By


                                           Pacific Mutual Distributors, Inc.
 Pacific Mutual Life Insurance Company            Member: NASD & SIPC
        700 Newport Center Drive                700 Newport Center Drive
             P.O. Box 9000                           P.O. Box 9000
    Newport Beach, California 92660         Newport Beach, California 92660

                                 Sponsored by:

                         LOGO OF PACIFIC MUTUAL LIFE

                    PACIFIC MUTUAL LIFE INSURANCE COMPANY
                           700 NEWPORT CENTER DRIVE
                           NEWPORT BEACH, CA 92660

                                Distributed by:

                  LOGO OF PACIFIC MUTUAL DISTRIBUTORS, INC.

                       Pacific Mutual Distributors, Inc.
                               Member NASD & SIPC
                          700 NEWPORT CENTER DRIVE,
                         NB-3 NEWPORT BEACH, CA 92660
                                1-800-800-7681

FORM NO. 15-16636-11

       SUPPLEMENT DATED MAY 1, 1997 TO PROSPECTUS DATED MAY 1, 1997 FOR PACIFIC SELECT EXEC, PACIFIC SELECT CHOICE AND PACIFIC SELECT ESTATE PRESERVER
                                 LAST SURVIVOR
                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                   POLICIES
                      AND PACIFIC SELECT ESTATE MAXIMIZER
           MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
             EACH ISSUED BY PACIFIC MUTUAL LIFE INSURANCE COMPANY

     Capitalized terms used in this supplement are defined in the prospectuses referred to above or the M Fund's prospectus.

INTRODUCTION

     A Policy Owner may choose to allocate net premium payments to four additional options available under the Policy (the "Investment Options") that are funded through the Variable Accounts of the Separate Account: The Edinburgh Overseas Equity Variable Account ("Variable Account I"), Turner Core Growth Variable Account ("Variable Account II"), the Frontier Capital Appreciation Variable Account ("Variable Account III"), and the Enhanced U.S. Equity Variable Account ("Variable Account IV"). A Policy Owner also may transfer Accumulated Value to the Variable Accounts funding these additional Variable Investment Options. The Variable Accounts funding the additional Variable Investment Options invest in the following corresponding portfolios ("Portfolios") of M Fund, Inc. ("M Fund"):

        Variable Account I:   Edinburgh Overseas Equity Fund
        Variable Account II:  Turner Core Growth Fund
        Variable Account III: Frontier Capital Appreciation Fund
        Variable Account IV:  Enhanced U.S. Equity Fund

     In addition to these Investment Options, a Policy Owner may allocate all or a portion of net premium payments and transfer Accumulated Value to the Variable Accounts or the Fixed Account of Pacific Mutual Life Insurance Company ("we", "us", or "our") described in the accompanying prospectus for the Policy.

     Except as described below in relation to the four additional Variable Investment Options, all features of the Policy and all operational procedures regarding the Policy remain in effect as described in the Policy's prospectus.

INFORMATION ABOUT M FUND

M FUND, INC.

     M Fund is a diversified, open-end management investment company registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940. M Fund currently offers four separate Portfolios as Investment Options under the Policies. Each Portfolio pursues different investment objectives and policies. The shares of each Portfolio are purchased by us for the corresponding Variable Account at net asset value, i.e., without sales load.
                                                       ----
All dividends and capital gains distributions received from a Portfolio are automatically reinvested in such Portfolio at net asset value, unless we, on behalf of the Separate Account, elect otherwise. M Fund shares may be redeemed by us at their net asset value to the extent necessary to make payments under the Policies.

     The chart below summarizes some basic information about each Portfolio of M Fund offered to the Separate Account. There can be no assurance that any Portfolio will achieve its objective. More detailed information is contained in the accompanying prospectus of M Fund, including information on the risks associated with the investments and investment techniques of each Portfolio of M Fund.

     M FUND'S PROSPECTUS ACCOMPANIES THIS PROSPECTUS SUPPLEMENT AND SHOULD BE READ CAREFULLY BEFORE INVESTING.

                                                Primary Investments         Investment
                                                   (under normal         Adviser/Portfolio
Portfolio                     Objective            circumstances)             Manager
----------------------  ---------------------  ----------------------  ---------------------
Edinburgh Overseas      Long-term capital      Common stock and        M Financial Invest-
Equity Fund             appreciation with      common stock equi-      ment Advisers, Inc.
                        reasonable invest-     valents of foreign      ("MFIA")/Edinburgh
                        ment risk through      issuers, including      Fund Managers plc.
                        active management      smaller issuers and
                        and investment in      issuers located in
                        common stock and       small, emerging
                        common stock equi-     markets
                        valents of foreign
                        issuers

Turner Core Growth      Long-term capital      Common stocks that      MFIA/Turner
Fund                    appreciation through   show strong earnings    Investment Partners,
                        a diversified port-    potential with          Inc.
                        folio of common        reasonable market
                        stocks that show       prices
                        strong earnings
                        potential with
                        reasonable market
                        prices

Frontier Capital        Maximum capital        Common stock of com-    MFIA/Frontier
Appreciation Fund       appreciation through   panies of all sizes,    Capital Management
                        investment in common   with emphasis on        Company, Inc.
                        stock of companies     stocks of small- to
                        of all sizes, with     medium-capitaliza-
                        emphasis on stocks     tion companies
                        of small- to medium-   (i.e., companies
                        capitalization         with market capi-
                        companies              talization of less
                                               than $3 billion)

Enhanced U.S. Equity    Above-market total     Common stocks of        MFIA/Franklin
Fund                    return through in-     companies perceived     Portfolio Associates
                        vestment in common     to provide a return     LLC
                        stock of companies     higher than that of
                        perceived to provide   the S&P 500 at
                        a return higher than   approximately the
                        that of the            same level of
                        Standard & Poor's      investment risk
                        500 Composite Stock
                        Price Index ("S&P
                        500") at approxi-
                        mately the same
                        level of investment
                        risk as the S&P 500

THE INVESTMENT ADVISER AND PORTFOLIO MANAGERS

     M Financial Investment Advisers, Inc. ("MFIA") serves as Investment Adviser to each Portfolio of M Fund. MFIA has engaged other firms, as shown in the chart above, to serve as Portfolio Managers under the supervision of MFIA and M Fund's Board of Directors.

     We assume no responsibility for the operation of M Fund or any Portfolio thereof, or the compliance of M Fund or the Portfolio with any applicable law.

SUMMARY OF THE POLICY

     The following supplements the discussion included in the Policy's prospectus under "SUMMARY OF THE POLICY: Charges and Deductions".

M FUND EXPENSES AFTER EXPENSE LIMITATION (as a percentage of each Fund's average net assets).

                                       ADVISORY     OTHER      TOTAL
                                          FEE     EXPENSES   EXPENSES
                                       ---------  ---------  ---------
Edinburgh Overseas Equity Fund            1.05%       .25%      1.30%
Turner Core Growth Fund                    .45%       .25%       .70%
Frontier Capital Appreciation Fund         .90%       .25%      1.15%
Enhanced U.S. Equity Fund                  .55%       .25%       .80%

     The expenses listed for each of the M Fund Portfolios reflect current expenses for the period January 4, 1996 (commencement of operations) through December 31, 1996, and reflect the policy of MFIA to pay operating expenses of M Fund (not including brokerage or other portfolio transaction expenses or expenses of litigation, indemnification, taxes or other extraordinary expenses) to the extent such expenses, as accrued for each Portfolio from January 4, 1996 through December 31, 1996, exceed .25% of that Portfolio's average daily net assets on an annualized basis. In the absence of this policy, such expenses would have exceeded the expense cap and total expenses for the period January 4, 1996 through December 31, 1996, exclusive of interest on loans, would have been 7.34% for the Edinburgh Overseas Equity Fund, 8.51% for the Turner Core Growth Fund, 8.19% for the Frontier Capital Appreciation Fund and 12.45% for the Enhanced U.S. Equity Fund, respectively, MFIA has extended this policy through December 31, 1997. There can be no assurance that MFIA will continue this policy in the future.

     M Fund's expenses are assessed at the Fund level and are not direct charges against the Variable Accounts or the Policy's Accumulated Value. These expenses are taken into account in computing each Portfolio's net asset value, which in turn is used to compute the corresponding Variable Account's Accumulation Unit Value. M Fund's investment advisory fees and operating expenses are more fully described in M Fund's prospectus, which accompanies this prospectus.

THE POLICY

     All features of the Policy described in its prospectus remain intact.

     The following discussion supplements the one included in the Policy's prospectus under "CHARGES AND DEDUCTIONS - Other Charges."

     OTHER CHARGES

          M Fund and each of its Portfolios incur certain charges, including the investment advisory fee, and certain operating expenses. M Fund is governed by its Board of Directors. M Fund's expenses are not fixed or specified under the terms of the Policy, and these expenses may vary from year to year. The advisory fees and other expenses are more fully described in the prospectus of M Fund.

     We will exercise voting rights attributable to shares of M Fund consistent with the discussion in the prospectus on "Voting of Fund Shares." The rights we have as described in the prospectus under "Disregard of Voting Instructions" and "Substitution of Investments" also apply to M Fund and its Portfolios.

REPORT TO OWNERS

     We will send to each Policy Owner any annual and semiannual reports containing financial statements for M Fund that we receive from that fund.

ILLUSTRATIONS

     For the M Fund Portfolios, the investment advisory fees for the period January 4, 1996 (commencement of operations of the Portfolios) through December 31, 1996 were equivalent to the following annual rates of the average daily net assets of the Portfolios: 1.05% for the Edinburgh Overseas Equity Fund, 0.45% for the Turner Core Growth Fund, 0.90% for the Frontier Capital Appreciation Fund, and 0.55% for the Enhanced U.S. Equity Fund. Foreign taxes (annualized) were equal to 0.22% and 0.02% of the average daily net assets of the Edinburgh Overseas Equity Fund, and the Enhanced U.S. Equity Fund, respectively. Upon request, we will furnish individualized illustrations reflecting allocation of net premiums to one or more of the Variable Accounts that each invest in a corresponding Portfolio of M Fund, which will reflect the expenses (after payment of certain operating expenses by MFIA) of the Portfolio(s), described above, and under "SUMMARY OF THE POLICY: Charges and Deductions".



Form No. 15-20535-01

PACIFIC SELECT EXEC SEPARATE ACCOUNT

PART II. ADDITIONAL INFORMATION NOT REQUIRED IN PROSPECTUS

Contents of Registration Statement

This Registration Statement on Form S-6 comprises the following papers and documents:

The facing sheet.
The cross-reference sheet.
The Prospectus consisting of 90 pages (including illustrations).
The undertaking to file reports.
Representation pursuant to Section 26(e) of the Investment Company Act of 1940 The Signatures.
Written consent of the following person (included in the exhibits shown below):

Deloitte & Touche LLP, Independent Auditors

The following exhibits:

1. (1) Resolution of the Board of Directors of the Depositor dated November 22, 1989 and copies of the Memoranda concerning Pacific Select Exec Separate Account dated May 12, 1988 and January 26, 1993.*

     (2)  Inapplicable

     (3) (a) Distribution Agreement Between Pacific Mutual Life Insurance Company and Pacific Equities Network*

          (b) Form of Selling Agreement Between Pacific Equities Network and Various Broker-Dealers*

     (4)  Inapplicable

     (5) (a) Flexible Premium Variable Life Insurance Policy and various riders*

          (b)  Endorsement Amending Suicide Exclusion Provision*

          (c)  Added Protection Benefit Rider*

          (d)  Accelerated Living Benefit Rider*

     (6)  (a)  Bylaws*

          (b)  Articles of Incorporation of Pacific Mutual Life Insurance
               Company*

     (7)    Inapplicable

     (8)    Inapplicable

     (9)(a) Participation Agreement between Pacific Mutual Life Insurance Company and Pacific Select Fund*
        (b) M Fund Inc. Participation Agreement with Pacific Mutual Life Insurance Company

     (10) Application for Flexible Premium Variable Life Insurance Policy & General Questionnaire*

2. Form of Opinion and consent of legal officer of Pacific Mutual as to legality of Policies being registered* (Incorporated by reference to Exhibit No. 3 filed in Registrant's Post Effective Amendment No. 11 to the Registration Statement on Form S-6 filed via EDGAR on March 25, 1996,
    File No. 33-21754, Accession Number 000089430-96-000968.)

3.  Inapplicable

4.  Inapplicable

5.  Inapplicable

6.  (a) Consent of Deloitte & Touche LLP

    (b) Consent of Dechert Price & Rhoads*

7.  Opinion of Actuary

8.  Memorandum Describing Issuance, Transfer and Redemption Procedures*

9.  Power of Attorney

10. Inapplicable

11. Inapplicable

12. Inapplicable

13. Inapplicable

14. Inapplicable

15. Inapplicable

16. Inapplicable

17. Inapplicable

* Filed as part of Post-Effective Amendment No. 11 to the Registration Statement on Form S-6 filed via EDGAR on March 25, 1996, File No. 33-21754 Accession Number 000089430-96-000968.

UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.


REPRESENTATION PURSUANT TO SECTION 26(e) OF THE INVESTMENT COMPANY ACT OF 1940

     Pacific Mutual Life Insurance Company and Registrant represent that the fees and charges to be deducted under the Variable Life Insurance Policy ("Policy") described in the prospectus contained in this registration statement are, in the aggregate, reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed in connection with the Policy.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Pacific Select Exec Separate Account of Pacific Mutual Life Insurance Company, certifies that it meets the requirements of Securities Act Rule 485 (b) for effectiveness and has caused this Post-Effective Amendment No. 12 to the Registration Statement on Form S-6 to be signed on its behalf by the undersigned thereunto duly authorized in the City of Newport Beach, and State of California, on this 24th day of April, 1997.


                                PACIFIC SELECT EXEC SEPARATE ACCOUNT
                                           (Registrant)

                                BY:  PACIFIC MUTUAL LIFE INSURANCE COMPANY
                                               (Depositor)

                                BY:  _______________________________
                                     Thomas C. Sutton*
                                     Chief Executive Officer


*BY:  /s/DAVID R. CARMICHAEL
      David R. Carmichael
      as attorney-in-fact

(Power of Attorney is contained in this Post-Effective Amendment No. 12 to the Registration Statement on Form S-6 for the Pacific Select Exec Separate Account, File No. 33-21754 as Exhibit 9.)

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Pacific Mutual Life Insurance Company certifies that it meets all of the requirements for effectiveness pursuant to Rule 485 (b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 12 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized all in the City of Newport Beach, and State of California, on this 24th day of April, 1997.


                                BY:  PACIFIC MUTUAL LIFE INSURANCE COMPANY
                                               (Registrant)

                                BY:  _______________________________
                                     Thomas C. Sutton*
                                     Chief Executive Officer


*BY:  /s/DAVID R. CARMICHAEL
      David R. Carmichael
      as attorney-in-fact

(Power of Attorney is contained in this Post-Effective Amendment No. 12 to the Registration Statement on Form S-6 for the Pacific Select Exec Separate Account, File No. 33-21754 as Exhibit 9.)

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 12 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


Signature                     Title                                  Date

____________________          Director, Chairman of the Board        __________ , 1997
Thomas C. Sutton*             and Chief Executive Officer

____________________          Director and President                 __________ , 1997
Glenn S. Schafer*

____________________          Vice President and Controller          __________ , 1997
Edward Byrd*

____________________          Director                               __________ , 1997
Richard M. Ferry*

____________________          Director                               __________ , 1997
Donald E. Guinn*

____________________          Director                               __________ , 1997
Ignacio E. Lozano, Jr.*

____________________          Director                               __________ , 1997
Charles A. Lynch*

____________________          Director                               __________ , 1997
Dr. Allen W. Mathies, Jr.*

____________________          Director                               __________ , 1997
Charles D. Miller*

____________________          Director                               __________ , 1997
Donn B. Miller*

____________________          Director                               __________ , 1997
Jacqueline C. Morby*

____________________          Director                               __________ , 1997
J. Fernando Niebla*

____________________          Director                               __________ , 1997
Susan Westerberg Prager*

____________________          Director                               __________ , 1997
Richard M. Rosenberg*

____________________          Director                               __________ , 1997
James R. Ukropina*

____________________          Director                               __________ , 1997
Raymond L. Watson*

*BY: /s/DAVID R. CARMICHAEL                                             April 24, 1997
     David R. Carmichael
     as attorney-in-fact

(Powers of Attorney are contained as Exhibit 9 in this Post-Effective Amendment No. 12 to the Registration Statement on Form S-6 of Pacific Select Exec Separate Account, File No. 33-21754.)